UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2009

Item 1. Report to Stockholders.


Calvert

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March 31, 2009

Semi-Annual Report

Calvert Social Investment Fund

         Money Market Portfolio
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         Equity Portfolio
         Enhanced Equity Portfolio

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Table of Contents

Founding Chairman's Letter
2

President's Letter
5

Money Market Portfolio Management Discussion
8

Balanced Portfolio Management Discussion
11

Bond Portfolio Management Discussion
15

Equity Portfolio Management Discussion
18

Enhanced Equity Portfolio Management Discussion
22

Shareholder Expense Example
26

Schedules of Investments
31

Notes to Schedules of Investments
66

Statements of Assets and Liabilities
72

Statements of Operations
77

Statements of Changes in Net Assets
79

Notes to Financial Statements
88

Financial Highlights
99

Explanation of Financial Tables
119

Proxy Voting and Availability of Quarterly Portfolio Holdings
121

Basis for Board's Approval of Investment Advisory Contracts
121

Dear Shareholder:

Who knew we would be living in an era that may become known as The Great Recession? Nearly all asset classes have been affected by this downturn in the financial markets and your Fund investments are no exception. We haven't seen this level of extreme volatility and uncertainty on a month-to-month basis for decades. The accompanying anxieties about the future of our work, savings, the U.S. dollar, and the health of America have created gut-wrenching distress.

In My View

Perhaps it is a bit early to say that this crisis--partly one of values--may have a silver lining. My previous letters have talked about the fundamental need to focus our nation's policies on education, energy, infrastructure, health care, and immigration. The Obama Administration is rightly attempting to embrace these five issues. And the international community, including China, is pulling together better than many had expected. Unquestioning faith in a system of unbridled capitalism is now defunct. The world policymakers are now having conversations about how to create a financial system more closely linked to meeting real human needs--rather than the greed that fueled Wall Street's adulation for new categories of high-risk, bucket shop investments such as the credit default swaps.

But no one should expect that Obama's A-team advisers are going to bring us back to the largess that existed during the financial bubble. Foreigners are not going to keep lending us cheap money to consume, and the outsized benefits from the productivity of the Internet revolution are waning. The economy is now searching for a sustainable balance between less consumption and the ability to deal with the substantial U.S. debt. However, it is quite possible that the developing world economies may soon stabilize and, hopefully, begin buying more U.S.-produced goods. Yet we still need a new vision for this new era--such as making the U.S. a Silicon Valley to the rest of the world, and attracting new talent to our country as the baby boomers age.

What does this mean for your investments? The fear of a big collapse seems to have passed. America must now muddle through with managing its massive debts. One desired scenario is to have countries like China, with their massive reserves, start trading in their U.S. IOU's for U.S. goods and services. America's industry is well-suited to meeting such demand from the developing world, which could bolster the stock market recovery over the next year. If this demand does not materialize of its own accord, policymakers may play the reflation card by increasing the money supply or lowering taxes, which could affect the value of the U.S. dollar and possibly increase inflation (which becomes another form of tax).

In the meantime, Calvert investors have continued their interest in linking assets to meeting real needs and empowering our nation's resources through various programs such as the ones listed below.

Special Equities

A modest but important portion of the CSIF Balanced and Equity Portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.1

Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services, which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers, allowing them to earn a year-round income and provide their families with education and health services.

It's worth noting that the Foundation has hundreds of millions of dollars deployed in needy communities. These assets, mostly loans, are not experiencing the troubles that many larger financial institutions are having. I believe this is a testament to the process of underwriting true human needs rather than making loans for the purposes of financial engineering.

We are pleased to have your support in bringing this model of true investment to communities even in these turbulent times.

Sincerely,

D. Wayne Silby
Founding Chairman (Non-Executive)
Calvert Social Investment Fund

April 2009

1. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

2. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: CSIF Balanced Portfolio, 1.33%; CSIF Bond Portfolio, 0.28%; and CSIF Equity Portfolio, 0.93%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

Dear Shareholders:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio
Management
Discussion

Thomas A. Dailey
Portfolio Manager
of Calvert Asset Management Company

For the six-month period ended March 31, 2009, CSIF Money Market Portfolio returned 0.95% versus 0.43% for the benchmark Lipper Money Market Funds Average. A conservative investment strategy based on variable-rate demand notes (VRDNs) and U.S. government agency securities contributed to the Portfolio's outperformance of the benchmark.

Investment Climate

The period can be broken down into two distinct halves. From October through December, a widespread panic that major global financial firms would fall like dominoes in the aftermath of the Lehman Brothers collapse roiled the credit markets. The markets for long-term credit froze and short-term money markets seized up until a variety of government programs helped calm the market before year-end. The difference

Total return assumes reinvestment of dividends. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Past performance is no guarantee of future results

Money Market Portfolio Statistics
March 31, 2009
Investment Performance
(Total Return)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Money
Market Portfolio	0.95%	2.03%
Lipper Money
Market Funds Avg.	0.43%	1.37%
Maturity Schedule

Weighted Average
3/31/09	9/30/08
55 days	49 days

Average Annual Total Returns
One year	2.03%
Five year	2.92%
Ten year	2.92%

7-Day Simple/Effective Yield
7-day simple yield	0.72%
7-day effective yield	0.73%

Investment Allocation	% of Total Investments
Variable Rate	61.5%
Demand Notes
U.S. Government Agencies	37.2%
and Instrumentalities
Municipal Obligations	0.6%
Certificates of Deposit	0.4%
Loans and Deposit Receipts
Guaranteed by U.S.
Government Agencies	0.3%
Total	100%

_______________________________________________

in yields between bonds of high and low credit quality soared to record highs as liquidity evaporated from the markets.

The impact of the then 18-month-old crisis in the credit markets on the overall U.S. economy worsened. In the fourth quarter of 2008, economic growth, as measured by gross domestic product (GDP), declined at a 6.3% annual pace1--the worst quarterly performance since 1982. Concerns spread about a protracted recession. In December, the Fed cut the federal funds rate, its target interest rate, to near zero percent and aggressively sought to push down mortgage rates by buying mortgage-backed securities.

In the first quarter of 2009, most sectors of the credit markets thawed at least a bit and the window for new issues of investment-grade corporate bonds opened wide. The government also undertook a number of new initiatives to get the credit taps flowing to consumers again. On the other hand, two major U.S. automakers moved toward bankruptcy and several "rescued" organizations needed more government capital. Still, a relaxation of accounting rules and concrete signs of global cooperation at the G20 meeting cheered equity and credit markets at quarter-end.

During the reporting period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.2 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.3 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.4

Strategy

Our strategy continued to primarily focus on holding a combination of VRDNs, most of which reset to market rates weekly, and U.S. government agency securities. In recent years, we have consistently used long-term agency securities to create a laddered portfolio and supplement the VRDNs. (A ladder is created by purchasing securities of different maturities that will mature at regular intervals.) While they are not risk-free, we believe these types of securities are the foundation of a prudent money market strategy based on providing liquidity and stability. This strategy has served the Portfolio well during the ongoing credit crisis.

Shareholders in CSIF Money Market Portfolio (Portfolio) should consider the Portfolio's participation in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (Program). Coverage under the Program extends only to shareholders invested in the Portfolio as of the close of business on September 19, 2008 for the lesser of the number of Portfolio shares owned as of the close of business on that date by the shareholder or the number of shares owned on the date the guarantee is triggered. Accordingly, if a shareholder's investment in the Portfolio is reduced below the number of shares owned as of the close of business on September 19, 2008, that shareholder may lose the benefit of some or all of the Program's guarantee even if the redemption proceeds are invested in another money market fund (including any other Calvert money market fund). Amounts reinvested in the portfolio following any such reduction will be guaranteed up to the number of Portfolio shares owned by the shareholder as of September 19, 2008 unless the shareholder closed the account before reinvesting. Shareholders should note that the Program will expire on September 18, 2009. For more information, see the prospectus as supplemented May 1, 2009.

While the credit crisis has certainly had an impact on all markets, including the money market, we believe that money market funds in general are still reliable, liquid investment products. Like all registered money market funds, our funds are subject to the Investment Company Act of 1940's stringent Rule 2a-7 guidelines, which limit the maturity and set minimum standards for the credit quality of the securities a money market fund may purchase. Calvert also applies additional diversification guidelines that seek to further limit risk. Also, the Portfolio continues to participate in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds (see sidebar).

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. Continued government intervention in the credit markets will remain a signature of this financial crisis. Overall, we expect the economy will contract for 2009, with the worst quarters in the first half of 2009. We also believe the federal funds rate will remain near zero percent. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

April 2009

1. GDP data source: Commerce Department.

2. All interest rate data source: Federal Reserve.

3. Source: Bureau of Labor Statistics consumer price indexes.

4. Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Balanced Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-20.94%	-27.37%
Class B	-21.37%	-28.10%
Class C	-21.30%	-28.02%
Class I	-20.70%	-26.97%
Balanced Composite
Benchmark**	-17.48%	-25.04%
Lipper Mixed-Asset
Target Allocation
Growth Funds Avg.	-21.51%	-29.69%

Ten Largest Long-Term Holdings
	% of Net Assets
Colgate-Palmolive Co.	1.8%
St. Jude Medical, Inc.	1.8%
EMC Corp.	1.8%
Cisco Systems, Inc.	1.8%
XTO Energy, Inc.	1.8%
AT&T, Inc.	1.8%
Praxair, Inc.	1.7%
Gilead Sciences, Inc.	1.7%
Northern Trust Corp.	1.6%
Becton Dickinson & Co.	1.6%
Total	17.4%

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President, Head of Equities
of Calvert Asset Management Company

CSIF Balanced Portfolio Class A shares (at NAV) returned -20.94% for the six-month period ended March 31, 2009, underperforming the -17.48% return of its benchmark, a blend of 60% Russell 1000 Index and 40% Barclays Capital U.S. Credit Index. The Fund's underperformance was primarily due to weak relative performance of the Portfolio's bond holdings.

Investment Climate

U.S. equity markets suffered sharp losses over the period as investors dealt with a nearly unending drumbeat of bad news for the economy. The Russell 1000® Index, a measure of the performance of U.S. large and mid-cap stocks, was down 30.59% for the period.

The cautious tone we sounded back on September 30, 2008 sounds almost optimistic in retrospect. The issue at the core of the crisis--the breakdown and unwinding of the unsustainable amount of leverage by investors, individuals, and corporations--remains the overarching problem for markets

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**The Calvert Balanced Composite Benchmark is comprised of 60% Russell 1000 Index and 40% Barclays Capital U.S. Credit Index.

Balanced Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-30.81%
Five year	-4.08%
Ten year	-1.88%
Class B Shares
One year	-31.70%
Five year	-4.28%
Ten year	-2.40%
Class C Shares
One year	-28.74%
Five year	-4.03%
Ten year	-2.37%

Balanced Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares*
One year	-26.97%
Five year	-2.73%
Ten year	-1.01%

Asset Allocation	% of Total Investments
Equity Investments	60%
Bonds	34%
Cash & Cash Equivalents	6%
100%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

____________________________________________

and economies around the globe. Multiple rounds of massive government intervention around the world have aimed to shore up the capital positions of banks and other financial institutions in order to restore lending to individuals and businesses. To date, these programs and policies have met with only limited success as eroding markets and tight credit have further hurt the economy at home and abroad.

What started out as a seemingly isolated problem with exotic mortgages has now become a full-blown global recession with rising rates of bankruptcy and business failures. As problems have spread from the financial industry to the real economy, companies have reduced production and capital expenditures and unemployment has risen above 8% at a far faster pace than many economists expected. With housing prices and retirement savings declining steadily and jobs feeling less secure, consumers have retrenched and now favor thrift and saving over buying and borrowing.

During the period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.1 Headline inflation slid to a 0.2% pace as of February 2009 while core inflation was 1.8%.2 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.3

Investment Performance

Equities

The Portfolio's equity allocation suffered in line with U.S. markets in general, as there were very few places for equity investors to hide during the last six months. Sector selection contributed positively to relative performance while stock selection detracted from it. As might be expected, the Financials sector was the worst-performing sector in the Russell 1000® Index, so the equity portfolio's underweight to that sector provided a marginal benefit. As has been the case throughout much of the credit market crisis, sustainable and responsible companies in the Financials sector have performed relatively well and helped the Portfolio. However, weak stock selection in Energy, Information Technology, and Consumer Staples sectors hampered performance during the period.

Fixed Income

The Portfolio's fixed-income allocation was managed throughout the period with a short duration relative to the passive benchmark, which hurt the Portfolio's performance in a period when rates fell significantly. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.) While the Portfolio benefited from an underweight to the poor-performing corporate securities sector, exposure to several specific securities and industries hurt returns.

In particular, the Portfolio's bond return was weighed down by an allocation of about 2.5% to bonds issued by two banks that were nationalized by the Icelandic government in early October. Their valuations fell to almost zero in the fourth quarter of 2008 before rebounding slightly in early 2009. Price markdowns on Tier 1 Capital notes (which are issued by banks to meet regulatory capital requirements) also negatively impacted returns.

Outlook

For the rest of 2009, we expect to see further economic weakening, with equity markets positioning for a rebound. Historically, economic cycles have a median recession-to-recovery time span of 11 months. But with the current recession well into its 16th month and no immediate upturn evident, it is clear that this is no ordinary recession. However, we do expect the economy to start recovering sometime in 2010.

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. We also believe the federal funds rate, the Federal Reserve's target lending rate, will remain near zero percent, while continued government intervention in the credit markets will remain a signature of this financial crisis. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

Once the unprecedented excesses of multiple asset price bubbles of 2007-2008 are flushed out, we believe that a healthy foundation will emerge from which markets can recover. Most market participants are now aware of the depth of the recession and its global nature. As negative economic and earnings news continues to unfold throughout the year, we expect that the extreme market pessimism will create some of the most attractive investment opportunities on record for investors with long-term objectives. In the short term, however, sharp pull-backs followed by short-covering and window-dressing rallies are likely to continue.

April 2009

1. All interest rates data source: Federal Reserve.

2. Source: Bureau of Labor Statistics consumer price indexes.

3. Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Performance

For the six months ended March 31, 2009, CSIF Bond Portfolio Class A shares (at NAV) returned -3.78% versus 2.18% for the benchmark Barclays Capital U.S. Credit Index. The Portfolio's short relative duration and significant markdowns on several holdings hurt its performance relative to the benchmark. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.)

Investment Climate

The period can be broken down into two distinct halves. From October through December, a widespread panic that major global financial firms would fall like dominoes in the aftermath of the Lehman Brothers collapse roiled the credit markets. The markets for long-term credit froze and short-term money markets seized up until a variety of government programs helped calm the market before year-end. The difference in yields between bonds of high and low credit quality soared to record highs as liquidity evaporated from the markets.

Bond Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-3.78%	-5.72%
Class B	-4.32%	-6.59%
Class C	-4.17%	-6.45%
Class I	-3.50%	-5.10%
Class Y**	-3.86%	-5.67%
Barclays Capital U.S.
Credit Index***	2.18%	-5.21%
Lipper Corporate Debt
Funds A Rated Avg.	-1.66%	-6.21%

Maturity Schedule
Weighted Average
3/31/09	9/30/08
7 years	8 years

SEC Yields
	30 days ended
	3/31/09	9/30/08
Class A	4.30%	3.88%
Class B	3.54%	3.05%
Class C	3.69%	3.22%
Class I	5.09%	4.63%
Class Y	4.58%	--

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

** Calvert Social Investment Fund Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

***Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-9.23%
Five year	1.69%
Ten year	4.53%
Class B Shares
One year	-10.32%
Five year	1.50%
Ten year	3.90%
Class C Shares
One year	-7.39%
Five year	1.64%
Ten year	3.93%

Bond Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares
One year	-5.10%
Five year	3.08%
Since inception	5.70%
(3/31/00)
Class Y Shares*
One year	-5.67%
Five year	2.49%
Ten year	4.94%

*  See note on previous page.

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

The impact of the then 18-month-old crisis in the credit markets on the overall U.S. economy worsened. In the fourth quarter of 2008, economic growth, as measured by gross domestic product (GDP), declined at a 6.3% annual pace1--the worst quarterly performance since 1982. Concerns spread about a protracted recession. In December, the Fed cut the federal funds rate, its target interest rate, to near zero percent and aggressively sought to push down mortgage rates by buying mortgage-backed securities.

In the first quarter of 2009, most sectors of the credit markets thawed at least a bit and the window for new issues of investment-grade corporate bonds opened wide. The government also undertook a number of new initiatives to get the credit taps flowing to consumers again. On the other hand, two major U.S. automakers moved toward bankruptcy and several "rescued" organizations needed more government capital. Still, a relaxation of accounting rules and concrete signs of global cooperation at the G20 meeting cheered equity and credit markets at quarter-end.

During the reporting period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill yield falling to 0.21%.2 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.3 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.4

Portfolio Strategy

The Portfolio was managed throughout the period with a short duration relative to the passive benchmark, which hurt the Portfolio's performance in a period when rates fell significantly. While the Portfolio benefited from an underweight to the poor-performing corporate securities sector, exposure to several specific securities and industries hurt returns.

In particular, the Portfolio's return was weighed down by an allocation of about 2.5% to bonds issued by two banks that were nationalized by the Icelandic government in early October. Their valuations fell to almost zero in the fourth quarter of 2008 before rebounding slightly in early 2009. Price markdowns on Tier 1 Capital notes (which are issued by banks to meet regulatory capital requirements) also negatively impacted returns.

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. Continued government intervention in the credit markets will remain a signature of this financial crisis. Overall, we expect the economy will contract for 2009, with the worst quarters in the first half of 2009. We also believe the federal funds rate will remain near zero percent. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

April 2009

Bond Portfolio Statistics
March 31, 2009
Economic Sectors	% of Total Investments
Asset Backed Securities	6.9%
Basic Materials	0.9%
Communications	0.7%
Consumer, Cyclical	1.5%
Consumer, Non-cyclical	2.4%
Energy	4.2%
Financials	26.9%
Government	48.2%
Industrial	1.8%
Insurance	0.1%
Mortgage Securities	4.7%
Utilities	1.7%
Total	100%

1. GDP data source: Commerce Department.

2. All interest rates data source: Federal Reserve.

3. Source: Bureau of Labor Statistics consumer price indexes.

4. Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Portfolio Management Discussion

Richard England
of Atlanta Capital Management Company

Performance

For the six months ended March 31, 2009, CSIF Equity Portfolio Class A shares (at NAV) returned -29.30%. The benchmark Standard & Poor's (S&P) 500 Index returned -30.54% for the same period. Strong sector selection in the Fund tempered some of the losses seen by the Index.

Investment Climate

The six-month period captured what we believe will be the heart of both the economic and stock market contractions. While we were already in a recession in September 2008, we believe that history will judge the seminal event in this crisis to be the bankruptcy filing of Lehman Brothers on September 15, which made Lehman's debt securities worthless.

Since those securities were held in countless bank, insurance company, and pension accounts, the default triggered a cascade of losses that turned banks' cautious lending postures into a full-fledged credit contraction. The withdrawal of credit to both

Equity Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-29.30%	-34.13%
Class B	-29.64%	-34.72%
Class C	-29.58%	-34.63%
Class I	-29.10%	-33.76%
Class Y**	-29.18%	-34.01%
S&P 500 Index***	-30.54%	-38.09%
Lipper Multi-Cap Core Funds Avg.	-29.68%	-38.05%

Ten Largest Stock Holdings
	% of Net Assets
Hewlett-Packard Co.	4.4%
CVS Caremark Corp.	4.3%
Cisco Systems, Inc.	4.2%
Staples, Inc.	4.0%
Apple, Inc.	3.9%
Google, Inc.	3.7%
QUALCOMM, Inc.	3.3%
Kohl's Corp.	3.1%
Stryker Corp.	2.9%
Intel Corp.	2.8%
Total	36.6%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Calvert Social Investment Fund Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

***Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-37.25%
Five year	-4.87%
Ten year	0.35%
Class B Shares
One year	-37.98%
Five year	-4.95%
Ten year	-0.05%
Class C Shares
One year	-35.28%
Five year	-4.68%
Ten Year	0.03%

Equity Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares
One year	-33.76%
Five year	-3.41%
Since inception	1.05%
(11/1/99)
Class Y Shares*
One year	-34.01%
Five year	-3.91%
Ten year	0.86%

*See note on previous page.

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

__________________________________________

businesses and increasingly overburdened consumers choked off both the supply of and demand for goods and services. The result was an abrupt economic slowdown.

Declining output and consumption severely slowed employment, retail sales, and industrial production. The continued steep slide in home prices added to the woes of homeowners and further strained bank balance sheets. The various measures of economic activity were dismal in the fourth quarter of 2008 and are likely to be as bad, if not worse, in the first quarter of 2009.

Against this backdrop, the collapse in stock prices is discouraging but certainly not surprising. The stock market has struggled for well over a year to accurately assess the depth and duration of this recession, as well as its effect on corporate profits. The economy and corporate earnings have certainly fallen further than we envisioned only a few months ago. Having plenty of company in missing that forecast doesn't make us feel any better.

Equity Portfolio Statistics
March 31, 2009
Economic Sectors	% of Total Investments
Consumer Discretionary	12.0%
Consumer Staples	10.1%
Energy	4.4%
Financials	13.6%
Government	1.5%
Health Care	17.0%
Industrials	6.6%
Information Technology	26.2%
Limited Partnership Interest	0.1%
Materials	4.9%
Utilities	2.5%
Venture Capital	1.1%
Total	100%

All this uncertainty has created a treacherous and volatile investment climate. Nine out of the 10 economic sectors in the S&P 500 fell at least 19% for the period. Only the relatively small Telecommunication Services sector did better, with a decline of only 8%. The traditionally defensive Consumer Staples and Health Care sectors did relatively better than the broad market, but even they dropped about 20% each. Financials and Industrials each declined sharply on deteriorating outlooks.

Investment Strategy

If you look hard enough, even this market has had a silver lining. While the volatility and uncertainty have made it tough to generate positive relative returns, they have also pushed the prices of many great companies with strong long-term prospects to extremely attractive levels. Over the last several months, we have seized many of those opportunities. In some cases, our new purchases have already begun to pay off. In other cases, they have proven premature.

New purchases that added to the Portfolio's return included Best Buy, UPS, dental products company Dentsply, and domestic trucking logistics provider C.H. Robinson.

The re-establishment of a position in Goldman Sachs has been a home run. We are patient and fully expect every position we hold to make a contribution. However, our efforts to take advantage of the turmoil in Financials were met with mixed success as small positions we continued to hold in three banks--Wells Fargo, SunTrust, and Zions--have not yet added value.

We had solid performance from our holdings in the Consumer Discretionary, Financials, Industrials, and Information Technology sectors. Strong stock selection included standouts Kohl's, Best Buy, Goldman Sachs, Bank of New York Mellon, Fastenal, C.H. Robinson, Qualcom, and Apple. The common thread among these relative winners is that each is gaining market share in its respective market.

Not all went according to plan, however. Much of the good relative performance described above was offset by a poor showing in the Health Care sector. While we correctly overweighted this outperforming sector, our choice of holdings detracted substantially from performance.

Large holdings such as Stryker and Medtronic significantly lagged the sector average due to modest downgrades in their earnings outlooks. Instead, biotechnology and the low-growth pharmaceutical industry were the places to be. Compounding matters, two large pharmaceutical mergers occurred and we owned neither target. Managed-care holding Coventry Healthcare also hurt performance after an earnings disappointment.

Outlook

There wasn't much to cheer about during the period. Job losses and home foreclosures both set records. The stock market has fallen more since the October 2007 peak than at any time since 1929-1932. But maybe, just maybe, the seeds of recovery have emerged.

After numbingly consistent declines from early January into early March, the stock market then turned higher. Comments from a large bank CEO that business in the first quarter appears to have improved seemed to have sparked the rally. Whatever the cause, in March the market staged its sharpest 13-day upswing since 1938. Fueling the gains along the way were various economic data points that were less bad than expected. We'd be reluctant to declare an "all clear," but we are hopeful the foundation for better times has been built.

The late March surge was sharp and some zigging and zagging from here would be expected as we gather evidence about the sustainability of the recovery. A lot of damage has been done to the economy and it's likely to take a while before good times return. During this period of heightened uncertainty and likely greater volatility, we would expect the type of high-quality growth companies held by the Portfolio to perform better than average.

April 2009

As of March 31, 2009, the following holdings represented the following percentages of Portfolio net assets: Best Buy 0.9%, UPS 1.9%, Dentsply 1.6%, C.H. Robinson 0.7%, Wells Fargo 0.9%, SunTrust 0.5%, Zions 0.4%, Goldman Sachs 1.6%, Kohl's 3.1%, Bank of New York Mellon 2.5%, Fastenal 0.6%, Qualcom 3.3%, Apple 3.9%, Stryker 2.9%, Medtronic 1.9%, and Coventry Healthcare 0%. All holdings are subject to change without notice.

Portfolio
Management
Discussion

Ric Thomas
of SSgA Funds Management, Inc.

Performance

CSIF Enhanced Equity Portfolio A shares (at NAV) returned -32.50% for the six-month period ended March 31, 2009, versus -30.59% for the Russell 1000® Index. The Portfolio underperformed due to weak stock selection, primarily in the Energy and Health Care sectors.

Investment Climate

An overwhelming global liquidity crunch weighed on equities throughout October and November in the wake of the Lehman Brothers failure in mid-September. Deteriorating economic data, poor earnings news, asset losses at large financial institutions, and tight credit conditions all fueled the selling pressure. These issues led equity markets around the world to a sixth consecutive quarter of disappointment. However, better than expected February retail sales, talk of reinstating the uptick rule to prevent aggressive short selling, and a more detailed plan for a new public-private partnership to buy troubled bank assets helped spark a vigorous rally that ended the first quarter of 2009 with a much more constructive tone.

Enhanced Equity
Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-32.50%	-40.26%
Class B	-32.94%	-40.91%
Class C	-32.76%	-40.77%
Class I	-32.22%	-39.82%
Russell 1000 Index**	-30.59%	-38.27%
Lipper Multi-Cap Core Funds Avg.	-29.68%	-38.05%

Ten Largest Stock Holdings
	% of Net Assets
BE Aerospace, Inc.	3.3%
Hexcel Corp.	3.2%
Spirit AeroSystems Holdings, Inc.	3.2%
FedEx Corp.	3.2%
United Parcel Service, Inc., Class B	2.6%
Delta Air Lines, Inc.	2.6%
Southwest Airlines Co.	2.2%
Skywest, Inc.	2.1%
Honda Motor Co. Ltd. (ADR)	1.9%
Toyota Motor Corp. (ADR)	1.9%
Total	26.2%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Enhanced Equity
Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-43.09%
Five year	-8.36%
Ten year	-4.01%
Class B Shares
One year	-43.87%
Five year	-8.54%
Ten year	-4.54%
Class C Shares
One year	-41.36%
Five year	-8.26%
Ten year	-4.48%

Enhanced Equity
Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares*
One year	-39.82%
Five year	-7.15%
Ten year	-3.22%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

Overall, large-cap stocks suffered less than small-cap stocks during the reporting period, as the Russell 2000® Index declined 37.17% versus the loss of 30.59% mentioned above. Also, growth-oriented stocks fared better than value stocks, as evidenced by the 25.97% decline of the Russell 1000® Growth Index versus a loss of 35.22% for the Russell 1000® Value Index.

Portfolio Strategy

Sector allocation helped Portfolio performance, especially an underweight to Industrials, which dropped almost 40% during the period. An overweight to Telecommunications Services also helped, as this group managed to post a decline of only 10.6%--the smallest drop of all economic sectors. However, an overweight to Financials, which declined over 50%, hampered performance.

Enhanced Equity
Portfolio Statistics
March 31, 2009
Economic Sectors	% of Total Investments
Consumer Discretionary	10.2%
Consumer Staples	10.4%
Energy	9.7%
Financials	12.3%
Health Care	16.1%
Industrials	7.1%
Information Technology	21.0%
Materials	3.3%
Telecommunication Services	5.6%
Utilities	4.3%
Total	100%

In general, stock selection detracted from value. It was most ineffective within the Energy sector, where we did not hold several of the stocks with the best relative performances. In particular, not owning shares of ExxonMobil hurt performance, as it outperformed the market and declined only 11.4% over the six months.1 Investors favored ExxonMobil over other major oil companies because of its size and cash-rich balance sheet. Not having a position in Chevron also dampened returns, as having solid projects in the pipeline to bolster its long-term growth prospects limited its loss to 17.0%.

Stock selection added the most relative value within the Industrials sector. Here, the Portfolio benefited by not owning shares of General Electric, which fell more than 58% amid concerns that the company's deteriorating financial health would impact its coveted AAA credit rating and dividend level. Standard & Poor's did indeed downgrade GE's long-term credit rating by one notch to AA+ in early March. Not owning Caterpillar also helped. With the company reporting fourth-quarter earnings well below consensus expectations and experiencing weak retail sales thus far in 2009, shares of the firm dropped more than 52% during the period.

As for what the Portfolio did own--it benefited most from an overweight to AT&T. The telephone giant returned -7% during the period, as investors favored the defensive characteristics that AT&T offers compared to other phone companies. Also, the Fund had a slight overweight to Netflix, a provider of subscription-based online DVD rentals, and those shares rose nearly 39% during the period. The company's business model continues to show strength as consumers shift toward mail-based rental services. Another positive was a slight overweight to Travelers. While facing strong headwinds, the property and casualty insurer lost just under 9%, as the firm's balance sheet showed signs of resilience during the period.

Given the tremendous volatility in the market, the momentum, quality, valuation, growth, and sentiment models of our investment strategy all performed well at various times throughout the period.

Outlook

Earnings expectations have fallen so low that many companies may actually begin to beat them, especially given recent hints that downward economic momentum may be waning. Long-term stock valuations may not be at historically rock-bottom levels, but they are flirting with the lower end of the range, even as the alternatives of cash and government debt offer little in the way of yield competition. Indeed, if government policies to combat the recession eventually ease the risks of deflation, common stocks may become a sought-after source of inflation protection. However, in the near term, plenty of troubled assets still linger on financial balance sheets and concerted efforts to handle them may not proceed as smoothly as government officials hoped. The first-quarter rebound may have broken the ferocity of the downturn, but a period of spring consolidation would be immensely helpful in building a foundation for additional healing through the remainder of 2009.

April 2009

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2009, the following companies represented the following percentages of Portfolio net assets: Exxon-Mobil 0%, Chevron 0%, General Electric 0%, Caterpillar 0%, AT&T 3.2%, Netflix 0.2% and Travelers 0.5%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CSIF Money Market	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Actual	$1,000.00	$1,009.50	$4.12
Hypothetical	$1,000.00	$1,020.83	$4.14
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/365.

CSIF Balanced	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$790.60	$5.83
Hypothetical	$1,000.00	$1,018.42	$6.57
(5% return per year before expenses)
Class B
Actual	$1,000.00	$786.60	$10.67
Hypothetical	$1,000.00	$1,012.99	$12.02
(5% return per year before expenses)
Class C
Actual	$1,000.00	$787.00	$10.01
Hypothetical	$1,000.00	$1,013.73	$11.28
(5% return per year before expenses)
Class I
Actual	$1,000.00	$793.30	$3.22
Hypothetical	$1,000.00	$1,021.34	$3.63
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.31%, 2.39%, 2.25% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

CSIF Bond	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$960.90	$5.59
Hypothetical	$1,000.00	$1,019.23	$5.76
(5% return per year before expenses)
Class B
Actual	$1,000.00	$956.20	$10.21
Hypothetical	$1,000.00	$1,014.49	$10.51
(5% return per year before expenses)
Class C
Actual	$1,000.00	$956.80	$9.42
Hypothetical	$1,000.00	$1,015.31	$9.70
(5% return per year before expenses)
Class I
Actual	$1,000.00	$963.80	$2.58
Hypothetical	$1,000.00	$1,022.31	$2.65
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.14%, 2.09%, 1.93%, and 0.53% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

CSIF Bond	Beginning Account Value 10/31/08**	Ending Account Value 3/31/09	Expenses Paid During Period*** 10/31/08 - 3/31/09
Class Y
Actual	$1,000.00	$961.40	$3.76
Hypothetical	$1,000.00	$1,016.99	$3.86
(5% return per year before expenses)

** Inception date 10/31/08.

***Expenses are equal to the annualized expense ratio of 0.92% for Class Y, multiplied by the average account value over the period, multiplied by 152/365.

CSIF Equity	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$707.00	$5.64
Hypothetical	$1,000.00	$1,018.32	$6.67
(5% return per year before expenses)
Class B
Actual	$1,000.00	$703.60	$9.65
Hypothetical	$1,000.00	$1,013.60	$11.41
(5% return per year before expenses)
Class C
Actual	$1,000.00	$704.20	$9.05
Hypothetical	$1,000.00	$1,014.31	$10.69
(5% return per year before expenses)
Class I
Actual	$1,000.00	$709.00	$3.04
Hypothetical	$1,000.00	$1,021.37	$3.60
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.33%, 2.27%, 2.13%, and 0.71% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

CSIF Equity	Beginning Account Value 10/31/08**	Ending Account Value 3/31/09	Expenses Paid During Period*** 10/31/08 - 3/31/09
Class Y
Actual	$1,000.00	$708.20	$3.41
Hypothetical	$1,000.00	$1,016.82	$4.03
(5% return per year before expenses)

** Inception date 10/31/08.

***Expenses are equal to the annualized expense ratio of 0.96% for Class Y, multiplied by the average account value over the period, multiplied by 152/365.

CSIF Enhanced Equity	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$675.00	$6.22
Hypothetical	$1,000.00	$1,017.51	$7.49
(5% return per year before expenses)
Class B
Actual	$1,000.00	$671.40	$11.90
Hypothetical	$1,000.00	$1,010.70	$14.31
(5% return per year before expenses)
Class C
Actual	$1,000.00	$671.90	$10.32
Hypothetical	$1,000.00	$1,012.58	$12.43
(5% return per year before expenses)
Class I
Actual	$1,000.00	$677.80	$3.39
Hypothetical	$1,000.00	$1,020.89	$4.08
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.49%, 2.85%, 2.48% and 0.81% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365.

Money Market Portfolio
Schedule of Investments
March 31, 2009

U.S. Government Agencies	Principal
And Instrumentalities - 36.7%	Amount	Value
Fannie Mae:
1.167%, 2/12/10 (r)	$1,000,000	$1,001,743
1.244%, 7/13/10 (r)	3,000,000	2,999,340
Fannie Mae Discount Notes:
9/9/09	215,000	213,106
12/10/09	1,000,000	994,729
3/1/10	1,000,000	992,044
Fannie Mae Interest Strip, Zero Coupon, 1/15/10	1,000,000	991,654
Farmer Mac, 2.30%, 4/1/09	250,000	250,000
Federal Farm Credit Bank:
0.875%, 4/1/10	1,000,000	1,000,000
0.922%, 11/24/10 (r)	2,000,000	1,999,016
Federal Home Loan Bank:
1.241%, 4/7/09 (r)	1,000,000	999,973
2.30%, 4/15/09	1,000,000	999,909
2.52%, 4/21/09	500,000	500,000
0.44%, 4/24/09 (r)	2,000,000	2,000,000
2.625%, 4/30/09	500,000	500,000
6.30%, 6/3/09	2,000,000	2,012,618
3.125%, 6/18/09	500,000	500,037
0.451%, 8/10/09 (r)	2,000,000	2,000,000
0.453%, 8/21/09 (r)	1,000,000	1,000,000
0.46%, 8/27/09 (r)	2,500,000	2,498,391
0.468%, 9/4/09 (r)	1,000,000	1,000,000
0.496%, 9/18/09 (r)	1,000,000	998,593
1.185%, 10/13/09 (r)	1,000,000	1,000,227
3.10%, 10/14/09	250,000	250,000
5.00%, 12/11/09	1,000,000	1,027,403
1.00%, 2/5/10	1,000,000	1,000,000
1.00%, 2/18/10	500,000	499,729
0.80%, 2/19/10 (r)	1,000,000	1,000,000
1.211%, 2/19/10 (r)	5,000,000	4,997,740
1.05%, 2/23/10	2,000,000	1,998,167
1.00%, 2/26/10	1,000,000	1,000,000
0.84%, 3/11/10 (r)	1,000,000	1,000,095
1.116%, 3/26/10 (r)	1,000,000	997,671
Federal Home Loan Bank Discount Notes:
4/1/09	8,700,000	8,700,000
5/5/09	1,000,000	997,167
8/21/09	2,000,000	1,978,858
9/3/09	1,000,000	987,729
9/30/09	500,000	494,692
11/17/09	500,000	492,972
1/12/10	1,000,000	994,042
Freddie Mac:
0.536%, 9/18/09 (r)	2,000,000	1,998,894
0.503%, 9/21/09 (r)	500,000	499,910

U.S. Government Agencies	Principal
And Instrumentalities - Cont'd	Amount	Value
Freddie Mac (Cont'd):
0.489%, 10/19/09 (r)	$1,000,000	$999,025
4.75%, 11/3/09	1,000,000	1,012,788
1.00%, 1/13/10	1,000,000	1,000,000
0.98%, 2/4/10	1,000,000	1,000,000
1.25%, 2/26/10	2,000,000	2,000,000
1.25%, 3/9/10	3,000,000	3,000,000
1.375%, 3/16/10	1,000,000	1,000,000
1.25%, 3/18/10	1,000,000	1,000,000
1.30%, 3/19/10	1,000,000	1,000,000
2.875%, 4/30/10	2,000,000	2,041,577
Freddie Mac Discount Notes:
11/9/09	1,000,000	988,283
12/7/09	1,000,000	993,750
2/4/10	1,000,000	991,417

Total U.S. Government Agencies And Instrumentalities
(Cost $74,393,289)		74,393,289

Depository Receipts for U.S. Government
Guaranteed Loans - 0.3%
Colson Services Corporation Loan Sets:
2.094%, 7/26/10 (c)(h)(r)	32,164	32,166
2.00%, 1/22/11 (c)(h)(r)	44,315	44,314
2.25%, 3/23/12 (c)(h)(r)	55,879	55,940
2.125%, 5/29/12 (c)(h)(r)	135,337	135,336
2.00%, 8/10/12 (c)(h)(r)	330,329	331,106
2.00%, 9/2/12 (c)(h)(r)	55,352	55,458

Total Depository Receipts For U.S. Government Guaranteed
Loans (Cost $654,320)		654,320

Certificates of Deposit - 0.3%
Bank of Cherokee County, 2.25%, 4/21/09 (k)	100,000	100,000
Broadway Federal Bank FSB, 3.25%, 7/15/09 (k)	100,000	100,000
Community Bank of the Bay, 2.27%, 10/8/09 (k)	100,000	100,000
Community Capital Bank, 2.25%, 1/19/10 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 1.85%, 12/18/09 (k)	100,000	100,000
One United Bank, 3.00%, 6/15/09 (k)	100,000	100,000
Self Help Credit Union, 3.26%, 7/14/09 (k)(r)	100,000	100,000

Total Certificates Of Deposit (Cost $700,000)		700,000

Municipal Obligations - 0.6%
Washington State GO Bonds, 4.15%, 7/1/09	1,125,000	1,128,150

Total Municipal Obligations (Cost $1,128,150)		1,128,150

Variable Rate	Principal
Demand Notes - 60.8%	Amount	Value
2880 Stevens Creek LLC, 1.25%, 11/1/33, LOC: Bank of
the West (r)	$3,155,000	$3,155,000
Akron Hardware Consultants, Inc., 3.00%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,661,000	1,661,000
Bayfront Regional Development Corp., 1.30%, 11/1/27,
LOC: PNC Bank (r)	6,000,000	6,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha,
Inc., 2.52%, 6/1/22, LOC: Comerica Bank (r)	2,645,000	2,645,000
Butler County Alabama IDA Revenue, 1.75%, 3/1/12, LOC:
Whitney National Bank, C/LOC: FHLB (r)	460,000	460,000
California Statewide Communities Development Authority Special
Tax Revenue, 1.00%, 3/15/34, LOC: Fannie Mae (r)	2,550,000	2,550,000
CIDC-Hudson House LLC New York Revenue, 3.75%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	1,700,000	1,700,000
Durham North Carolina GO, 0.60%, 5/1/18, BPA: Bank of
America (r)	6,250,000	6,250,000
Florida State Housing Finance Corp. MFH Revenue:
Series B, 3.00%, 10/15/32, LOC: Fannie Mae (r)	2,070,000	2,070,000
Series J-2, 3.00%, 10/15/32, LOC: Fannie Mae (r)	2,400,000	2,400,000
1.00%, 11/1/32, LOC: Freddie Mac (r)	850,000	850,000
Fuller Road Management Corp. New York Revenue, 3.15%,
7/1/37, LOC: Key Bank (r)	7,000,000	7,000,000
Haskell Capital Partners Ltd., 1.15%, 9/1/20, LOC: Colonial
Bank, C/LOC: FHLB (r)	2,260,000	2,260,000
Hawaii State Department of Budget & Finance Revenue, 0.55%,
5/1/19, LOC: First Hawaiian Bank (r)	5,000,000	5,000,000
HHH Investment Co., 1.25%, 7/1/29, LOC: Bank of the West (r)	2,145,000	2,145,000
Holland Board of Public Works Home Building Co., 1.60%,
11/1/22, LOC: Wells Fargo Bank (r)	865,000	865,000
Kaneville Road Joint Venture, Inc., 2.61%, 11/1/32, LOC: First
American Bank, C/LOC: FHLB (r)	3,365,000	3,365,000
Lancaster California Redevelopment Agency MFH Revenue,
1.00%, 1/15/35, LOC: Fannie Mae (r)	100,000	100,000
Los Angeles California MFH Revenue, 0.85%, 12/15/34, LOC:
Fannie Mae (r)	900,000	900,000
Main & Walton Development Co., 1.00%, 9/1/26,
LOC: Sovereign Bank, C/LOC: FHLB (r)	5,145,000	5,145,000
Michigan State Municipal Bond Authority Revenue, 3.40%,
11/1/37, LOC: Fifth Third Bank (r)	3,000,000	3,000,000
Milpitas California MFH Revenue, 1.00%, 8/15/33, LOC:
Fannie Mae (r)	2,200,000	2,200,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 2.65%, 5/1/25, LOC: FHLB (r)	2,885,000	2,885,000
Ness Family Partners LP, 1.75%, 9/1/34, LOC: Bank
of the West (r)	1,000,000	1,000,000
New York City New York Housing Development Corp.
MFH Revenue:
0.70%, 6/15/34, LOC: Fannie Mae (r)	2,000,000	2,000,000
0.70%, 12/1/35, LOC: Freddie Mac (r)	4,360,000	4,360,000
New York State MMC Corp. Revenue Bonds, 3.85%, 11/1/35,
LOC: JPMorgan Chase Bank (r)	3,970,000	3,970,000
Ogden City Utah Redevelopment Agency Revenue, 1.55%, 1/1/31,
LOC: Bank of New York (r)	1,760,000	1,760,000

Variable Rate	Principal
Demand Notes - Cont'd	Amount	Value
Osprey Management Co. LLC, 1.50%, 6/1/27, LOC: Wells Fargo
Bank (r)	$5,100,000	$5,100,000
Peoploungers, Inc., 1.00%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	1,985,000	1,985,000
Portage Indiana Economic Development Revenue, 2.52%, 3/1/20,
LOC: FHLB (r)	200,000	200,000
Rathbone LLC, 1.20%, 1/1/38, LOC: Comerica Bank (r)	4,380,000	4,380,000
Roosevelt Paper Co., 2.00%, 6/1/12, LOC: Wachovia Bank (r)	1,420,000	1,420,000
Scottsboro Alabama Industrial Development Board Revenue,
1.15%, 10/1/10, LOC: Wachovia Bank (r)	350,000	350,000
Shawnee Kansas Private Activity Revenue, 4.50%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	2,965,000	2,965,000
Shelby County Tennessee Health Educational and Housing
Facilities Board Revenue, 1.29%, 6/1/26, LOC: Allied
Irish Bank (r)	4,500,000	4,500,000
Sheridan Colorado Redevelopment Agency Tax Allocation Revenue,
2.65%, 12/1/29, LOC: Citibank (r)	5,600,000	5,600,000
St. Joseph County Indiana Economic Development Revenue, 2.52%,
6/1/27, LOC: FHLB (r)	345,000	345,000
St. Paul Minnesota Port Authority Revenue, 2.05%, 3/1/21,
LOC: Dexia Credit Local (r)	1,650,000	1,650,000
Standard Furniture Manufacturing Co., Inc., 2.52%, 3/1/15,
LOC: RBC Centura Bank (r)	6,712,000	6,712,000
Tyler Enterprises LLC, 1.15%, 10/3/22, LOC: Peoples Bank &
Trust, C/LOC: FHLB (r)	1,980,000	1,980,000
Union Springs Wastewater Treatment Plant LLC, 1.70%, 7/1/37,
LOC: Regions Bank (r)	2,500,000	2,500,000
Washington State MFH Finance Commission Revenue:
1.00%, 6/15/32, LOC: Fannie Mae (r)	1,025,000	1,025,000
1.00%, 7/15/32, LOC: Fannie Mae (r)	695,000	695,000
1.00%, 7/15/34, LOC: Fannie Mae (r)	1,670,000	1,670,000
1.00%, 5/15/35, LOC: Fannie Mae (r)	860,000	860,000
1.00%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Variable Rate Demand Notes (Cost $122,983,000)		122,983,000

TOTAL INVESTMENTS (Cost $199,858,759) - 98.7%		199,858,759
Other assets and liabilities, net - 1.3%		2,582,570
Net Assets - 100%		$202,441,329

See notes to schedule of investments and notes to financial statements.

Balanced Portfolio
Schedule of Investments
March 31, 2009
Equity Securities - 58.1%	Shares	Value
Aerospace & Defense - 0.1%
BE Aerospace, Inc.*	45,385	$393,488

Air Freight & Logistics - 0.2%
FedEx Corp.	6,302	280,376
United Parcel Service, Inc., Class B	11,675	574,643
		855,019
Beverages - 1.5%
PepsiCo, Inc.	106,600	5,487,768

Biotechnology - 2.5%
Amgen, Inc.*	62,610	3,100,447
Gilead Sciences, Inc.*	134,200	6,216,144
		9,316,591

Capital Markets - 1.9%
Federated Investors, Inc., Class B	8,600	191,436
Northern Trust Corp.	99,300	5,940,126
SEI Investments Co.	14,200	173,382
T. Rowe Price Group, Inc.	20,214	583,376
		6,888,320

Chemicals - 1.7%
Praxair, Inc.	95,700	6,439,653

Communications Equipment - 2.8%
Cisco Systems, Inc. (s)*	393,480	6,598,660
Harris Corp.	109,900	3,180,506
QUALCOMM, Inc.	15,790	614,389
		10,393,555

Computers & Peripherals - 5.2%
Apple, Inc.*	6,800	714,816
EMC Corp.*	581,514	6,629,259
Hewlett-Packard Co.	171,210	5,488,993
International Business Machines Corp.	57,600	5,580,864
Western Digital Corp.*	41,570	803,964
		19,217,896

Consumer Finance - 0.1%
American Express Co.	15,200	207,176

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 2.0%
Bank of America Corp.	10,107	$68,930
CME Group, Inc.	22,110	5,447,683
First Republic Preferred Capital Corp., Preferred (e)	500	201,500
JPMorgan Chase & Co.	17,445	463,688
MFH Financial Trust I, Preferred (b)(e)	20,000	560,780
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	135,000
Trust II, Preferred (b)(e)	500,000	135,000
Trust III, Preferred (b)(e)	500,000	135,000
Trust IV, Preferred (b)(e)	500,000	135,000
		7,282,581

Diversified Telecommunication Services - 1.8%
AT&T, Inc.	257,775	6,495,930

Electronic Equipment & Instruments - 0.2%
Amphenol Corp.	17,700	504,273
Jabil Circuit, Inc.	52,350	291,066
		795,339

Energy Equipment & Services - 1.0%
Smith International, Inc.	174,800	3,754,704

Food Products - 2.7%
Campbell Soup Co.	155,400	4,251,744
General Mills, Inc.	98,100	4,893,228
Kellogg Co.	10,800	395,604
McCormick & Co., Inc.	13,400	396,238
		9,936,814

Gas Utilities - 1.2%
Oneok, Inc.	189,600	4,290,648

Health Care Equipment & Supplies - 3.9%
Beckman Coulter, Inc.	4,000	204,040
Becton Dickinson & Co.	86,100	5,789,364
DENTSPLY International, Inc.	13,700	367,845
Hologic, Inc.*	48,400	633,556
Medtronic, Inc.	19,171	564,969
St. Jude Medical, Inc.*	184,800	6,713,784
		14,273,558

Health Care Providers & Services - 2.5%
DaVita, Inc.*	77,400	3,401,730
Express Scripts, Inc.*	105,900	4,889,403
Healthways, Inc.*	10,000	87,700
Lincare Holdings, Inc.*	12,500	272,500
Quest Diagnostics, Inc.	11,024	523,420
		9,174,753

Equity Securities - Cont'd	Shares	Value
Household Products - 3.2%
Colgate-Palmolive Co.	114,186	$6,734,690
Kimberly-Clark Corp.	96,200	4,435,782
Procter & Gamble Co.	12,500	588,625
		11,759,097

Industrial Conglomerates - 0.1%
3M Co.	5,073	252,230

Insurance - 1.3%
Aflac, Inc.	22,900	443,344
Conseco, Inc.*	48,476	44,598
Prudential Financial, Inc.	227,800	4,332,756
		4,820,698

Internet & Catalog Retail - 0.8%
Expedia, Inc.*	322,600	2,929,208

Internet Software & Services - 0.2%
Akamai Technologies, Inc.*	14,909	289,234
Google, Inc.*	1,730	602,144
		891,378

IT Services - 0.0%
Fiserv, Inc.*	5,000	182,300

Life Sciences - Tools & Services - 0.1%
Waters Corp.*	9,926	366,766

Machinery - 3.0%
Cummins, Inc.	191,100	4,863,495
Danaher Corp.	102,756	5,571,430
Graco, Inc.	10,100	172,407
Illinois Tool Works, Inc.	8,910	274,874
		10,882,206

Media - 0.8%
Time Warner Cable, Inc.	29,912	741,817
Time Warner, Inc.	119,166	2,299,904
		3,041,721

Multiline Retail - 1.3%
Kohl's Corp.*	105,100	4,447,832
Target Corp.	10,000	343,900
		4,791,732

Office Electronics - 0.3%
Xerox Corp.	226,600	1,031,030

Oil, Gas & Consumable Fuels - 3.9%
Cimarex Energy Co.	114,200	2,098,996
EOG Resources, Inc.	99,700	5,459,572
Plains Exploration & Production Co.*	13,000	223,990
XTO Energy, Inc.	213,487	6,536,972
		14,319,530

Equity Securities - Cont'd	Shares	Value
Paper & Forest Products - 0.0%
Weyerhaeuser Co.	5,800	$159,906

Pharmaceuticals - 2.2%
Bristol-Myers Squibb Co.	220,200	4,826,784
Johnson & Johnson	60,900	3,203,340
		8,030,124

Professional Services - 0.1%
Manpower, Inc.	11,401	359,474

Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp.	42,396	638,060
NVIDIA Corp.*	61,220	603,629
		1,241,689

Software - 4.1%
Adobe Systems, Inc.*	32,245	689,721
BMC Software, Inc.*	124,300	4,101,900
Citrix Systems, Inc.*	22,800	516,192
Microsoft Corp.	270,660	4,972,024
Symantec Corp.*	323,000	4,825,620
		15,105,457

Specialty Retail - 2.8%
Best Buy Co., Inc.	108,500	4,118,660
Lowe's Co.'s, Inc.	316,200	5,770,650
Staples, Inc.	27,766	502,842
		10,392,152

Textiles, Apparel & Luxury Goods - 0.1%
Nike, Inc., Class B	9,400	440,766

Venture Capital - 2.2%
Agraquest, Inc.:
Series B, Preferred (b)(i)*	190,477	35,158
Series C, Preferred (b)(i)*	117,647	25,152
Series H, Preferred (b)(i)*	4,647,053	293,127
Allos Therapeutics, Inc.*	42,819	264,621
CFBanc Corp., Series A (b)(i)*	27,000	376,616
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/15/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
City Soft, Inc., Warrants (Cont'd):
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	$-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	173,455	-
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 4/21/14) (b)(i)*	162,500	-
Community Bank of the Bay*	4,000	15,000
Community Growth Fund*	1,825,099	1,079,839
Consensus Orthopedics:
Common Stock (b)(i)*	180,877	-
Series A-1, Preferred (b)(i)*	420,683	-
Series B, Preferred (b)(i)*	348,940	17,447
Series C, Preferred (b)(i)*	601,710	120,342
Distributed Energy Systems Corp.*	14,937	119
Environmental Private Equity Fund II, Liquidating Trust (b)(i)*	200,000	44,763
Evergreen Solar, Inc.*	66,000	140,580
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share,
expires 10/31/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	17,949
Series A, Preferred Warrants (strike price $1.00/share, expires
10/10/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	42,057
Series C, Preferred (b)(i)*	36,984	9,616
Inflabloc Pharmaceuticals, Inc. (b)(i)*	1,193	1
Neighborhood Bancorp (b)(i)*	10,000	180,056
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share,
expires 4/29/15) (b)(i)*	72,000	-
Series A, Preferred (a)(b)(i)*	825,689	-
Series A, Preferred Warrants:
Strike Price $0.85/share, (expires 6/9/13) (b)(i)*	176,471	-
Strike Price $0.85/share, (expires 9/6/13) (b)(i)*	88,236	-
Seventh Generation, Inc. (b)(i)*	200,295	4,055,974
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	172,388
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15) (b)(i)*	11,920	2,143
Wild Planet Entertainment, Inc.:
Series B, Preferred (b)(i)*	476,190	988,731
Series E Preferred (b)(i)*	129,089	268,032
Wind Harvest Co., Inc. (b)(i)*	8,696	1
		8,180,762

Total Equity Securities (Cost $285,665,937)		214,382,019

Venture Capital	Principal
Debt Obligations - 0.6%	Amount	Value
AccessBank, 8.477%, 8/29/12 (b)(i)	$500,000	$536,586
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/09 (b)(i)(w)*	297,877	-
Convertible Notes II, 10.00%, 8/31/09 (b)(i)(w)*	32,500	-
Convertible Notes III, 10.00%, 8/31/09 (b)(i)(w)*	25,000	-
Convertible Notes IV, 10.00%, 8/31/09 (b)(i)(w)*	25,000	-
KDM Development Corp., 2.409%, 5/29/09 (b)(i)(v)	704,489	704,489
Plethora Technology, Inc., 12.00%, 6/30/09 (b)(i)	150,000	7,500
Rose Smart Growth Investment Fund, 6.045%, 4/1/21 (b)(i)	1,000,000	1,000,000

Total Venture Capital Debt Obligations (Cost $2,734,866)		2,248,575

	Adjusted
Limited Partnership Interest - 0.8%	Basis
Angels With Attitude I LLC (a)(b)(i)*	200,000	102,347
Coastal Venture Partners (b)(i)*	133,958	123,484
Common Capital (b)(i)*	458,356	302,997
First Analysis Private Equity Fund IV (b)(i)*	670,660	949,300
GEEMF Partners (a)(b)(i)*	-	208,470
Global Environment Emerging Markets Fund (b)(i)*	-	357,470
Infrastructure and Environmental Private Equity Fund III (b)(i)*	328,443	120,111
Labrador Ventures III (b)(i)*	360,875	85,931
Labrador Ventures IV (b)(i)*	911,085	217,340
Milepost Ventures (b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	225,646	211,733
Solstice Capital (b)(i)*	384,644	381,247
Utah Ventures II (b)(i)*	867,581	-
Venture Strategy Partners (b)(i)*	206,057	25,810

Total Limited Partnership Interest (Cost $5,247,305)		3,086,241

	Principal
Asset-Backed Securities - 0.7%	Amount
ACLC Business Loan Receivables Trust, 1.206%, 10/15/21 (e)(r)	175,123	167,678
AmeriCredit Automobile Receivables Trust, 1.168%, 7/6/12 (r)	481,276	451,557
Capital Auto Receivables Asset Trust:
0.616%, 7/15/10 (r)	683,723	656,355
0.656%, 2/15/11 (r)	400,000	358,763
Enterprise Mortgage Acceptance Co. LLC:
0.714%, 1/15/25 (e)(r)	14,893,922	279,261
6.958%, 1/15/27 (e)(r)	1,541,050	702,622

Total Asset-Backed Securities (Cost $2,656,152)		2,616,236

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 0.5%
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	1,139,876	1,133,886
Impac CMB Trust, 0.792%, 5/25/35 (r)	1,515,165	623,373
Residential Asset Securitization Trust, 6.25%, 11/25/36	256,367	145,677

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $2,665,779)		1,902,936

Commercial Mortgage-Backed	Principal
Securities - 2.2%	Amount	Value
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	$2,000,000	$1,429,608
Cobalt CMBS Commercial Mortgage Trust, 5.74%, 8/15/12 (r)	3,000,000	2,448,077
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,760,522
Global Signal Trust III, 5.361%, 2/15/36 (e)	300,000	289,951

Total Commercial Mortgage-Backed Securities (Cost $9,270,027)	7,928,158

Corporate Bonds - 18.1%
AgFirst Farm Credit Bank:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	1,250,000	750,181
7.30%, 10/14/49 (b)(e)	2,000,000	1,670,620
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	385,345	-
American National Red Cross, 5.362%, 11/15/11	3,215,000	3,225,835
APL Ltd., 8.00%, 1/15/24	550,000	435,875
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	1,000,000	612,500
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	4,060,000	40,600
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,565,000	2,120,896
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,280,000	1,233,254
BAC Capital Trust XV, 2.061%, 6/1/56 (r)	3,500,000	868,396
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	999,620	990,114
CAM US Finance SA Sociedad Unipersonal, 1.32%, 2/1/10 (e)(r)	500,000	484,491
Camp Pendleton & Quantico Housing LLC,
6.165%, 10/1/50 (b)(e)	600,000	369,000
Cardinal Health, Inc., 1.705%, 10/2/09 (r)	1,000,000	984,802
Chesapeake Energy Corp., 7.25%, 12/15/18	500,000	411,250
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter to
3/15/67 (b)(r)	900,000	240,750
Compass Bancshares, Inc., 1.998%, 10/9/09 (e)(r)	1,000,000	997,327
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to
5/29/49 (b)(e)(r)	4,850,000	1,600,500
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	971,945
Discover Financial Services, 1.861%, 6/11/10 (r)	2,500,000	2,159,513
Enterprise Products Operating LP, 7.034% to 1/15/18, floating rate
thereafter to 1/15/68 (r)	3,600,000	2,250,000
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	2,000,000	1,374,500
Giants Stadium LLC, 0.612%, 4/1/47 (b)(e)(r)	1,000,000	1,000,000
Glitnir Banki HF:
2.95%, 10/15/08 (b)(u)(y)	2,000,000	240,000
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(w)(y)	1,500,000	15,000
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,900,000	1,693,793
Goldman Sachs Group, Inc., 1.832%, 9/29/14 (r)	350,000	254,833
Great River Energy:
5.829%, 7/1/17 (e)	436,531	450,504
6.254%, 7/1/38 (b)(e)	2,000,000	1,683,400
Home Depot, Inc., 1.445%, 12/16/09 (r)	300,000	294,040
HRPT Properties Trust, 1.92%, 3/16/11 (r)	1,250,000	941,904
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	2,500,000	1,816,075
John Deere Capital Corp., 1.843%, 1/18/11 (r)	2,000,000	1,915,866
JPMorgan Chase & Co., 7.00%, 11/15/09	2,000,000	2,040,801
JPMorgan Chase Capital XXIII, 2.238%, 5/15/47 (r)	750,000	291,885
Kaupthing Bank HF, 5.75%, 10/4/11 (b)(e)(y)	2,750,000	178,750

	Principal
Corporate Bonds - Cont'd	Amount	Value
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27 (e)	$2,000,000	$1,708,920
Lloyds Banking Group plc, 6.413% to 10/1/35, floating rate
thereafter to 12/31/49 (e)	550,000	126,500
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	16,960
8.30%, 12/1/37 (e)(m)*	6,130,000	61,300
8.45%, 12/1/49 (e)(m)*	2,560,000	25,600
M&I Marshall & Ilsley Bank, 1.536%, 12/4/12 (r)	500,000	373,630
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	1,000,000	666,930
Monumental Global Funding III, 1.638%, 8/17/09 (e)(r)	1,000,000	999,849
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	500,000	440,962
6.90%, 10/1/37	1,000,000	975,870
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	2,250,000	1,959,750
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)	1,100,000	197,384
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,250,000	825,275
Pacific Pilot Funding Ltd., 1.893%, 10/20/16 (e)(r)	953,672	934,724
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	506,195
Pfizer, Inc., 3.249%, 3/15/11 (r)	500,000	510,130
Pioneer Natural Resources Co.:
5.875%, 7/15/16	500,000	372,089
6.65%, 3/15/17	1,300,000	1,006,346
7.20%, 1/15/28	700,000	434,747
Preferred Term Securities IX Ltd., 2.216%, 4/3/33 (e)(r)	748,642	338,386
ProLogis, 6.625%, 5/15/18	700,000	354,832
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,250,000	1,033,450
Reed Elsevier Capital, Inc., 1.65%, 6/15/10 (r)	3,000,000	2,948,258
Roper Industries, Inc., 6.625%, 8/15/13	500,000	505,158
Royal Bank of Scotland Group plc, 7.64% to 9/29/17,
floating rate thereafter to 3/31/49 (r)	3,500,000	787,500
Salvation Army, 5.46%, 9/1/16	160,000	168,472
SLM Corp., 1.299%, 7/27/09 (r)	750,000	721,892
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	1,000,000	88,890
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,000,000	680,600
2/15/45 (b)(e)	29,767,677	3,907,008
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	2,700,000	972,000
Wells Fargo Bank, 6.734%, 9/1/47 (e)	1,500,000	1,732,710
Weyerhaeuser Co., 2.223%, 9/24/09 (r)	4,000,000	3,892,374

Total Corporate Bonds (Cost $103,377,583)		66,883,891

U.S. Government Agencies
And Instrumentalities - 5.4%
Federal Home Loan Bank Discount Notes, 4/1/09	19,600,000	19,600,000
U.S. Department of Housing and Urban Development,
3.44%, 8/1/11	250,000	260,132

Total U.S. Government Agencies and Instrumentalities
(Cost $19,850,000)		19,860,132

U.S. Government Agency	Principal
Mortgage-Backed Securities - 0.1%	Amount	Value
Government National Mortgage Association, 5.50%, 1/16/32	$2,051,413	$263,668

Total U.S. Government Agency
Mortgage-Backed Securities (Cost $266,553)		263,668

Municipal Obligations - 0.3%
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	1,855,000	993,148
Series C, Zero Coupon, 7/1/48 (f)	2,534,053	93,963

Total Municipal Obligations (Cost $4,044,389)		1,087,111

Taxable Municipal Obligations - 9.5%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.42%, 3/1/17	200,000	205,086
Anaheim California Redevelopment Agency Tax Allocation Bonds,
5.759%, 2/1/18	750,000	728,183
California Statewide Communities Development Authority
Revenue Bonds, 5.01%, 8/1/15	635,000	623,849
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,250,000	646,488
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	750,000	718,163
Georgetown University Revenue Bonds, 7.22%, 4/1/19	1,300,000	1,405,092
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	500,000	506,655
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	1,000,000	944,310
Inglewood California Pension Funding Revenue Bonds, 5.07%,
9/1/20	660,000	567,013
Long Beach California Bond Finance Authority Revenue Bonds,
4.80%, 8/1/16	1,545,000	1,264,768
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 4.60%, 7/1/10	840,000	843,494
Los Angeles California Department of Airports Revenue Bonds,
5.404%, 5/15/16	1,380,000	1,294,150
Malibu California Integrated Water Quality Improvement COPs,
5.39%, 7/1/16	1,130,000	1,096,608
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	750,000	601,958
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,925,000	1,883,401
5.263%, 9/1/16	815,000	785,864
5.383%, 9/1/16	3,000,000	2,951,310
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	660,457
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 6.411%, 9/1/34	1,250,000	1,065,675

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	$3,000,000	$2,870,580
Philadelphia Pennsylvania School District GO Bonds,
5.09%, 7/1/20	750,000	711,127
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	500,000	394,255
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	500,000	467,985
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,320,000	1,291,792
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	1,790,000	1,518,940
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	1,000,000	762,390
San Ramon California Public Financing Authority Tax Allocation
Bonds, 5.65%, 2/1/21	1,775,000	1,592,051
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,111,950
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.29%, 8/1/14	170,000	177,811
Secaucus New Jersey Municipal Utilities Authority Revenue
Bonds, 3.90%, 12/1/09	1,150,000	1,164,950
St. Paul Minnesota Sales Tax Revenue Bonds, 5.65%, 11/1/17	995,000	980,214
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,157,340
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.125%, 9/1/20	665,000	587,720
West Contra Costa California Unified School District Revenue
Bonds, 4.90%, 1/1/15	555,000	520,751
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	891,010

Total Taxable Municipal Obligations (Cost $38,204,501)		34,993,390

High Social Impact Investments - 1.3%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/10 (b)(i)(r)	5,016,666	4,812,237

Total High Social Impact Investments (Cost $5,016,666)		4,812,237

Certificates Of Deposit - 0.4%
Alternative Federal Credit Union, 1.88%, 11/30/09 (b)(k)	50,000	49,920
Deutsche Bank, 1.909%, 6/18/10 (r)	1,000,000	983,637
First American Credit Union, 3.15%, 12/24/09 (b)(k)	92,000	91,761
Native American Credit Union, 1.50%, 11/13/09 (b)(k)	92,000	91,890
ShoreBank, 3.25%, 12/7/09 (b)(k)	100,000	99,730

Total Certificates of Deposit (Cost $1,334,000)		1,316,938

TOTAL INVESTMENTS (Cost $480,333,758) - 98.0%		361,381,532
Other assets and liabilities, net - 2.0%		7,293,310
Net Assets - 100%		$368,674,842
Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	47	6/09	$6,096,047	$19,414
Total Purchased				$19,414

Sold:
2 Year U.S. Treasury Notes	483	6/09	$105,241,172	($344,497)
5 Year U.S. Treasury Notes	94	6/09	11,163,969	(202,643)
10 Year U.S. Treasury Notes	62	6/09	7,692,844	59,657
Total Sold				($487,483)

See notes to schedule of investments and notes to financial statements.

Bond Portfolio
Schedule of Investments
March 31, 2009
	Principal
Asset Backed Securities - 6.5%	Amount	Value
ACLC Business Loan Receivables Trust, 1.206%, 10/15/21 (e)(r)	$175,123	$167,677
AmeriCredit Automobile Receivables Trust:
4.87%, 12/6/10	949,368	943,006
5.20%, 3/6/11	2,627,156	2,590,029
5.21%, 10/6/11	3,654,443	3,471,245
4.63%, 6/6/12	2,566,412	2,426,645
5.02%, 11/6/12	5,013,000	4,443,536
Banc of America Securities Auto Trust, 5.18%, 6/18/10	1,292,793	1,296,569
Capital Auto Receivables Asset Trust:
0.616%, 7/15/10 (r)	6,837,230	6,563,554
0.656%, 2/15/11 (r)	5,000,000	4,484,539
4.98%, 5/15/11	3,190,474	3,194,057
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	2,000,000	1,991,210
Enterprise Mortgage Acceptance Co. LLC, 6.958%, 1/15/27 (e)(r)	4,109,467	1,873,660
Daimler Chrysler Auto Trust, 4.20%, 7/8/10	2,040,440	2,037,930
Ford Credit Auto Owner Trust, 5.16%, 11/15/10	6,477,467	6,507,199
Harley-Davidson Motorcycle Trust, 1.456%, 11/15/11 (r)	1,262,231	1,236,966
Household Automotive Trust:
5.61%, 8/17/11	701,014	697,402
5.28%, 9/17/11	4,569,476	4,551,284
Wachovia Auto Owner Trust, 5.38%, 3/20/13	3,350,000	3,169,832

Total Asset-Backed Securities (Cost $51,925,080)		51,646,340

Collateralized Mortgage-Backed
Obligations (Privately Originated) - 2.0%
Bear Stearns Asset Backed Securities Trust, STEP, 5.00% to 3/25/13,
5.50% thereafter to 1/25/34 (r)	4,113,009	3,341,734
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	1,139,876	1,133,887
Citicorp Mortgage Securities, Inc., 0.076%, 10/25/33 (r)	137,745,827	396,667
CS First Boston Mortgage Securities Corp., 5.049%, 12/25/33 (r)	813,936	630,858
Impac CMB Trust:
0.792%, 5/25/35 (r)	3,030,329	1,246,746
0.842%, 8/25/35 (r)	912,836	339,415
MASTR Alternative Loans Trust, 6.25%, 7/25/36	4,183,273	1,892,990
Residential Accredit Loans, Inc., 6.00%, 12/25/35	1,888,523	1,306,353
Residential Asset Securitization Trust, 6.25%, 11/25/36	2,079,421	1,181,601
Structured Asset Securities Corp., 5.00%, 6/25/35	3,909,842	3,436,133
Wells Fargo Mortgage Backed Securities Trust:
Class I A9, 0.193%, 10/25/36	100,000,000	781,250
Class I A10, 0.193%, 10/25/36	64,283,170	321,416

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $20,356,994)		16,009,050

Commercial Mortgage-Backed	Principal
Securities - 2.3%	Amount	Value
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	$5,000,000	$3,574,019
Cobalt CMBS Commercial Mortgage Trust, 5.74%, 8/15/12 (r)	7,000,000	5,712,179
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	3,760,522
5.245%, 11/15/36 (e)	4,000,000	3,622,342
Global Signal Trust III, 5.361%, 2/15/36 (e)	1,500,000	1,449,756

Total Commercial Mortgage-Backed Securities
(Cost $21,422,757)		18,118,818

Corporate Bonds - 36.5%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	5,000,000	3,594,655
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (e)(r)	6,000,000	3,600,870
7.30%, 10/14/49 (b)(e)	2,000,000	1,670,620
Alliance Mortgage Investments:
1.00%, 6/1/10 (b)(r)(x)*	481,681	-
15.34%, 12/1/10 (b)(r)(x)*	207,840	-
American National Red Cross:
5.32%, 11/15/09	2,500,000	2,511,450
5.316%, 11/15/10	2,410,000	2,423,400
5.392%, 11/15/12	2,000,000	1,999,360
5.567%, 11/15/17	2,000,000	1,827,800
APL Ltd., 8.00%, 1/15/24	1,185,000	939,113
Atlantic Marine Corp. Communities LLC, 6.158%, 12/1/51 (e)	2,500,000	1,531,250
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	3,500,000	35,000
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	3,195,000	3,122,282
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	2,655,000	2,558,039
BAC Capital Trust XV, 2.061%, 6/1/56 (r)	19,200,000	4,763,773
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	4,998,100	4,950,569
Bear Stearns Co's, Inc., 1.554%, 9/9/09 (r)	6,280,000	6,246,675
CAM US Finance SA Sociedad Unipersonal, 1.32%, 2/1/10 (e)(r)	2,000,000	1,937,964
Camp Pendleton & Quantico Housing LLC:
5.937%, 10/1/43 (e)	300,000	234,750
6.165%, 10/1/50 (b)(e)	1,000,000	615,000
Cardinal Health, Inc., 1.705%, 10/2/09 (r)	1,250,000	1,231,003
Chesapeake Energy Corp., 7.25%, 12/15/18	6,000,000	4,935,000
CIT Group, Inc.:
1.358%, 8/17/09 (r)	1,000,000	922,500
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (b)(r)	2,725,000	728,938
Compass Bancshares, Inc., 1.998%, 10/9/09 (e)(r)	2,000,000	1,994,653
Consolidated Edison Company of New York, Inc., 5.55%, 4/1/14	1,000,000	1,020,229
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter to
5/29/49 (b)(e)(r)	18,400,000	6,072,000
CVS Caremark Corp., 6.302% to 6/1/12, floating rate thereafter
to 6/1/37 (r)	3,000,000	1,800,000
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	971,945
Discover Financial Services, 1.861%, 6/11/10 (r)	6,500,000	5,614,732
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	16,305,000	10,190,625

	Principal
Corporate Bonds - Cont'd	Amount	Value
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	$3,500,000	$2,405,375
Giants Stadium LLC:
0.612%, 4/1/47 (b)(e)(r)	10,000,000	10,000,000
0.62%, 4/1/47 (b)(e)(r)	9,200,000	9,200,000
Glitnir Banki HF:
2.95%, 10/15/08 (b)(u)(y)	8,000,000	960,000
3.046%, 4/20/10 (b)(e)(r)(w)(y)	4,000,000	480,000
3.226%, 1/21/11 (b)(e)(r)(w)(y)	500,000	60,000
6.375%, 9/25/12 (b)(e)(y)	2,000,000	240,000
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(w)(y)	750,000	7,500
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	5,000,000	4,457,350
Goldman Sachs Group, Inc.:
1.455%, 7/23/09 (r)	1,920,000	1,905,213
1.491%, 11/9/11 (r)	6,000,000	6,018,564
1.832%, 9/29/14 (r)	1,000,000	728,096
Great River Energy:
5.829%, 7/1/17 (e)	3,492,245	3,604,031
6.254%, 7/1/38 (b)(e)	5,500,000	4,629,350
Home Depot, Inc., 1.445%, 12/16/09 (r)	5,000,000	4,900,671
HRPT Properties Trust, 1.92%, 3/16/11 (r)	6,500,000	4,897,899
Illinois Tool Works, Inc., 6.25%, 4/1/19 (e)	1,000,000	1,005,059
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	4,930,000	3,581,300
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,315,000	2,141,560
John Deere Capital Corp.:
1.70%, 2/26/10 (r)	4,000,000	3,923,395
1.843%, 1/18/11 (r)	9,000,000	8,621,397
JPMorgan Chase & Co.:
7.00%, 11/15/09	4,000,000	4,081,601
1.623%, 1/22/10 (r)	3,000,000	2,965,889
1.55%, 6/15/12 (r)	4,300,000	4,311,705
JPMorgan Chase Capital XXIII, 2.238%, 5/15/47 (r)	2,000,000	778,359
Kaupthing Bank HF:
3.491%, 1/15/10 (b)(e)(r)(w)(y)	1,000,000	65,000
5.75%, 10/4/11 (b)(e)(w)(y)	7,000,000	455,000
Koninklijke Philips Electronics NV, 2.463%, 3/11/11 (r)	7,000,000	6,694,579
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	5,000,000	4,272,300
Lloyds Banking Group plc:
6.657% to 5/21/37, floating rate thereafter to 5/19/49 (e)(r)	1,000,000	210,000
6.413% to 10/1/35, floating rate thereafter to 12/31/49 (e)	1,650,000	379,500
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	29,420
8.30%, 12/1/37 (e)(m)*	3,500,000	35,000
M&I Marshall & Ilsley Bank, 1.536%, 12/4/12 (r)	1,000,000	747,261
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	1,500,000	1,000,395
MetLife, Inc., 1.542%, 6/29/12 (r)	2,000,000	2,001,443
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	1,250,000	788,988
Monumental Global Funding III, 1.638%, 8/17/09 (e)(r)	4,000,000	3,999,396

	Principal
Corporate Bonds - Cont'd	Amount	Value
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	$2,500,000	$2,204,811
6.90%, 10/1/37	1,300,000	1,268,631
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	5,580,000	4,860,180
6.00%, 10/1/51 (b)(e)	2,000,000	1,612,140
OPTI Canada, Inc.:
7.875%, 12/15/14	1,000,000	435,000
8.25%, 12/15/14	1,000,000	438,750
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)*	1,700,000	305,048
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,750,000	1,815,605
Pacific Pilot Funding Ltd., 1.893%, 10/20/16 (e)(r)	953,672	934,724
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	1,500,000	1,518,586
Pfizer, Inc., 3.249%, 3/15/11 (r)	5,000,000	5,101,300
Pioneer Natural Resources Co.:
5.875%, 7/15/16	5,000,000	3,720,887
6.65%, 3/15/17	8,000,000	6,192,896
7.20%, 1/15/28	1,000,000	621,067
PNC Funding Corp., 1.42%, 4/1/12 (r)	2,000,000	1,996,992
Preferred Term Securities IX Ltd., 2.216%, 4/3/33 (e)(r)	748,642	338,386
ProLogis:
1.496%, 8/24/09 (r)	10,000,000	9,364,110
6.625%, 5/15/18	2,450,000	1,241,912
Reed Elsevier Capital, Inc., 1.65%, 6/15/10 (r)	3,500,000	3,439,635
Roper Industries, Inc., 6.625%, 8/15/13	5,000,000	5,051,579
Rouse Co., 8.00%, 4/30/09	1,000,000	285,000
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating
rate thereafter to 3/31/49 (r)	15,000,000	3,375,000
Salvation Army, 5.46%, 9/1/16	310,000	326,415
SLM Corp., 1.299%, 7/27/09 (r)	2,000,000	1,925,047
Southern Union Co., 6.089%, 2/16/10	2,000,000	1,918,025
Sovereign Bank, 2.88%, 8/1/13 (b)(r)	1,000,000	758,962
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	88,890
State Street Bank and Trust Co., 1.499%, 9/15/11 (r)	5,000,000	5,010,599
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	439,239	4,392
Time Warner Cable, Inc., 8.25%, 4/1/19	1,630,000	1,676,661
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/18 (e)	3,000,000	2,006,011
2/15/28 (b)(e)	3,300,000	680,262
2/15/43 (b)(e)	44,500,000	6,057,340
2/15/45 (b)(e)	59,456,074	7,803,610
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/29/49 (r)	15,150,000	5,454,000
Wells Fargo & Co., 1.44%, 6/15/12 (r)	1,830,000	1,830,147
Wells Fargo Bank, 6.734%, 9/1/47 (e)	3,000,000	3,465,420
Weyerhaeuser Co., 2.223%, 9/24/09 (r)	7,000,000	6,811,655
Whitney National Bank, 5.875%, 4/1/17 (b)	500,000	360,000

Total Corporate Bonds (Cost $383,038,016)		288,926,466

	Principal
Taxable Municipal Obligations - 17.7%	Amount	Value
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	$155,000	$164,054
5.32%, 3/1/15	165,000	174,339
5.47%, 3/1/18	190,000	193,072
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	11,655,000	10,111,295
Anaheim California Redevelopment Agency Tax Allocation Bonds,
5.759%, 2/1/18	1,500,000	1,456,365
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,341,830
Zero Coupon, 6/1/12	1,530,000	1,282,920
Zero Coupon, 6/1/13	1,585,000	1,241,863
5.58%, 8/1/13	1,085,000	1,153,409
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,192,099
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,395,067
5.01%, 8/1/15	700,000	687,708
Zero Coupon, 6/1/19	2,910,000	1,384,025
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	970,000	693,783
Canyon Texas Regional Water Authority Revenue Bonds, 6.10%,
8/1/21	750,000	698,273
College Park Georgia Revenue Bonds, 5.581%, 1/1/10	4,350,000	4,361,310
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/14	1,975,000	1,475,187
12/1/19	280,000	131,060
12/1/20	700,000	296,576
12/1/21	700,000	273,854
12/1/24	620,000	186,124
Dallas-Fort Worth Texas International Airport Facilities Improvement
Corp. Revenue Bonds, 6.60%, 11/1/12	1,635,000	1,635,425
Detroit Michigan GO Bonds, 5.15%, 4/1/25	2,500,000	1,292,975
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,250,000	1,196,938
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20	845,000	751,957
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	1,340,000	1,262,736
Georgetown University Washington DC Revenue Bonds, 7.22%,
4/1/19	14,500,000	15,672,180
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	895,000	906,912
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	3,330,000	3,144,552
Inglewood California Pension Funding Revenue Bonds, 5.07%,
9/1/20	1,000,000	859,110
Jackson & Williamson Counties Illinois GO Bonds, Zero Coupon:
12/1/18	180,000	95,863
12/1/19	180,000	88,252
12/1/20	180,000	80,226
12/1/22	180,000	68,731
12/1/23	180,000	62,357
12/1/24	180,000	57,834

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Johnson City Tennessee Public Building Authority Revenue Bonds,
6.20%, 9/1/21	$2,295,000	$2,155,028
Kansas State Finance Development Authority Revenue Bonds,
4.372%, 5/1/12	2,250,000	2,301,323
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.76%,
12/1/17	630,000	619,838
Lawrence Township Indiana School District GO Bonds, 5.80%,
7/5/18	1,095,000	1,133,588
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,291,119
4.90%, 8/1/17	1,715,000	1,391,654
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	967,730
Malibu California Integrated Water Quality Improvement
COPs, 5.64%, 7/1/21	1,160,000	1,085,795
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	2,500,000	2,406,925
Monrovia California Redevelopment Agency Tax Allocation
Bonds, 5.30%, 5/1/17	1,160,000	1,107,742
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	1,500,000	1,203,915
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	400,000	383,076
Nevada State Department of Business & Industry Lease
Revenue Bonds, 5.32%, 6/1/17	1,155,000	1,114,448
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,416,789
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,643,286
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	685,489
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	1,625,000	1,566,906
5.383%, 9/1/16	5,565,000	5,474,680
5.411%, 9/1/21	2,270,000	1,919,626
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	880,610
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	6,000,000	5,300,760
6/30/18	1,195,000	676,896
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	3,355,000	2,860,272
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	6,000,000	5,741,160
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	1,000,000	948,170
Pierce County Washington Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	170,000	162,350
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	936,218
Pomona California Public Finance Authority Tax Allocation
Revenue Bonds, 5.23%, 2/1/16	1,865,000	1,860,058
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	61,675
8/1/19	135,000	63,844
8/1/20	145,000	61,948
8/1/21	160,000	62,781

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	$1,000,000	$788,510
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	1,000,000	935,970
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	2,650,000	2,593,369
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	4,000,000	3,394,280
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	2,555,000	2,197,734
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	1,853,250
Schenectady New York Metroplex Development Authority Revenue
Bonds, 5.33%, 8/1/16	445,000	436,536
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds,
4.20%, 12/1/10	1,235,000	1,263,813
Shawano-Gresham Wisconsin School District GO Bonds, 5.94%,
3/1/17	825,000	845,180
Sonoma County California PO Revenue Bonds, 6.625%, 6/1/13	2,395,000	2,531,898
St. Paul Minnesota Sales Tax Revenue Bonds, 6.125%, 11/1/25	3,475,000	3,227,337
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	547,887
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,543,120
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.00%, 9/1/18	1,185,000	1,059,757
Virginia State Housing Development Authority Revenue Bonds,
6.32%, 8/1/19	5,255,000	5,354,057
West Contra Costa California Unified School District Revenue
Bonds:
4.71%, 1/1/11	455,000	452,557
4.76%, 1/1/12	475,000	465,866
4.82%, 1/1/13	500,000	482,675
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	1,655,000	1,453,073

Total Taxable Municipal Obligations (Cost $146,413,748)		139,982,829

U.S. Government Agencies
and Instrumentalities - 27.2%
Federal Home Loan Bank Discount Notes, 4/1/09	212,000,000	212,000,000
Freddie Mac, 4.125%, 7/12/10	3,000,000	3,120,369
U.S. Department of Housing and Urban Development,
3.44%, 8/1/11	500,000	520,263

Total U.S. Government Agencies and Instrumentalities
(Cost $215,499,017)		215,640,632

U.S. Government Agency
Mortgage-Backed Securities - 0.1%
Government National Mortgage Association, 5.50%, 1/16/32	4,130,178	530,852

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $536,659)		530,852

	Principal
High Social Impact Investments - 0.2%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	$2,087,392	$2,002,331

Total High Social Impact Investments (Cost $2,087,393)		2,002,331

Certificates of Deposit - 1.2%
Deutsche Bank, 1.909%, 6/18/10 (r)	10,000,000	9,836,370

Total Certificates of Deposit (Cost $10,000,000)		9,836,370

Equity Securities - 0.2%	Shares
Conseco, Inc.*	140,439	129,204
MFH Financial Trust I, Preferred (b)(e)	20,000	560,780
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	168,750
Trust II, Preferred (b)(e)	625,000	168,750
Trust III, Preferred (b)(e)	625,000	168,750
Trust IV, Preferred (b)(e)	625,000	168,750

Total Equity Securities (Cost $7,060,015)		1,364,984

TOTAL INVESTMENTS (Cost $858,339,679) - 93.9%		744,058,672
Other assets and liabilities, net - 6.1%		47,950,675
Net Assets - 100%		$792,009,347
Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	130	6/09	$16,861,406	$170,336
Total Purchased				$170,336

Sold:
2 Year U.S. Treasury Notes	739	6/09	$161,021,173	($426,546)
5 Year U.S. Treasury Notes	203	6/09	24,109,422	(410,816)
10 Year U.S. Treasury Notes	138	6/09	17,122,781	(8,284)
Total Sold				($845,646)

See notes to schedule of investments and notes to financial statements.

Equity Portfolio
Schedule of Investments
March 31, 2009
Equity Securities - 97.2%	Shares	Value
Air Freight & Logistics - 2.6%
C.H. Robinson Worldwide, Inc.	114,000	$5,199,540
United Parcel Service, Inc., Class B	301,400	14,834,908
		20,034,448

Capital Markets - 8.9%
Bank of New York Mellon Corp.	700,000	19,775,000
Charles Schwab Corp.	1,051,000	16,290,500
Goldman Sachs Group, Inc.	120,600	12,786,012
SEI Investments Co.	1,060,000	12,942,600
T. Rowe Price Group, Inc.	289,000	8,340,540
		70,134,652

Chemicals - 4.9%
Air Products & Chemicals, Inc.	350,000	19,687,500
Ecolab, Inc.	535,700	18,604,861
		38,292,361

Commercial Banks - 1.8%
SunTrust Banks, Inc.	363,000	4,261,620
Wells Fargo & Co.	485,500	6,913,520
Zions Bancorporation	337,000	3,312,710
		14,487,850

Communications Equipment - 8.8%
Cisco Systems, Inc.*	1,969,500	33,028,515
Nokia Oyj (ADR)	914,200	10,668,714
QUALCOMM, Inc.	666,000	25,914,060
		69,611,289

Computers & Peripherals - 8.3%
Apple, Inc.*	295,000	31,010,400
Hewlett-Packard Co.	1,079,300	34,602,358
		65,612,758

Electrical Equipment - 0.9%
Emerson Electric Co.	235,000	6,716,300

Energy Equipment & Services - 2.3%
FMC Technologies, Inc.*	282,000	8,846,340
Smith International, Inc.	431,000	9,257,880
		18,104,220

Food & Staples Retailing - 6.7%
CVS Caremark Corp.	1,240,500	34,101,345
SYSCO Corp.	830,000	18,924,000
		53,025,345

Equity Securities - Cont'd	Shares	Value
Gas Utilities - 2.5%
Questar Corp.	668,000	$19,659,240

Health Care Equipment & Supplies - 11.1%
DENTSPLY International, Inc.	469,000	12,592,650
Intuitive Surgical, Inc.*	104,900	10,003,264
Medtronic, Inc.	497,000	14,646,590
St. Jude Medical, Inc.*	488,000	17,729,040
Stryker Corp.	660,500	22,483,420
Varian Medical Systems, Inc.*	338,600	10,306,984
		87,761,948

Health Care Providers & Services - 2.3%
Laboratory Corp. of America Holdings*	308,600	18,050,014

Household Products - 3.4%
Colgate-Palmolive Co.	172,000	10,144,560
Procter & Gamble Co.	345,000	16,246,050
		26,390,610

Insurance - 1.9%
Aflac, Inc.	778,000	15,062,080

Internet Software & Services - 3.7%
Google, Inc.*	83,100	28,923,786

Life Sciences - Tools & Services - 1.0%
Pharmaceutical Product Development, Inc.	341,100	8,090,892

Machinery - 2.6%
Danaher Corp.	286,700	15,544,874
Deere & Co.	154,000	5,061,980
		20,606,854

Media - 1.8%
Omnicom Group, Inc.	614,300	14,374,620

Multiline Retail - 5.3%
Kohl's Corp.*	581,000	24,587,920
Target Corp.	492,000	16,919,880
		41,507,800

Oil, Gas & Consumable Fuels - 2.1%
EOG Resources, Inc. (t)	306,000	16,756,560

Pharmaceuticals - 2.5%
Novartis AG (ADR)	522,000	19,747,260

Semiconductors & Semiconductor Equipment - 2.8%
Intel Corp.	1,473,600	22,177,680

Software - 2.5%
Microsoft Corp.	1,051,000	19,306,870

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 4.9%
Best Buy Co., Inc.	178,000	$6,756,880
Staples, Inc.	1,737,000	31,457,070
		38,213,950

Trading Companies & Distributors - 0.6%
Fastenal Co.	142,000	4,566,010

Venture Capital - 1.0%
20/20 Gene Systems, Inc.:
Common Stock (b)(i)*	43,397	25,604
Warrants (strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	17,400
Chesapeake PERL, Inc.:
Series A-2 Preferred (b)(i)*	240,000	3,000
Series A-2 Preferred, Warrants (strike price $1.25/share, expires
7/31/09) (b)(i)*	75,000	-
Series A-2 Preferred, Warrants (strike price $1.25/share, expires
12/27/10) (b)(i)*	45,000	-
Cylex, Inc.:
Common Stock (b)(i)*	285,706	-
Series B Preferred (b)(i)*	1,134,830	-
Series C-1 Preferred (b)(i)*	2,542,915	831,495
Digital Directions International, Inc. (b)(i)*	50,000	75,000
Global Resource Options, Inc.:
Series A Preferred (a)(b)(i)*	750,000	2,518,275
Series B Preferred (a)(b)(i)*	244,371	820,525
Series C Preferred (a)(b)(i)*	297,823	1,000,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	17,949
Series A Preferred, Warrants (strike price $1.00/share, expires
10/10/12) (b)(i)*	1,104	-
Series B Preferred (b)(i)*	161,759	42,057
Series C Preferred (b)(i)*	36,984	9,616
Marrone Organic Innovations:
Series A Preferred (b)(i)*	240,761	371,947
Series B Preferred (b)(i)*	181,244	280,000
NeoDiagnostix, Inc.:
Series AE, Convertible Preferred (a)(b)(i)*	300,000	300,000
Series AE, Convertible Preferred, Warrants (strike price $1.10/share,
expires 9/10/18) (a)(b)(i)*	300,000	-
New Day Farms, Inc. Series B, Preferred (a)(b)(i)*	4,547,804	72,037
ShoreBank Corp.:
Non-Voting Common Stock (b)(i)*	67	502,500
Voting Common Stock (b)(i)*	66	495,000
Sword Diagnostics, Series B Preferred (b)(i)*	640,697	250,000
		7,632,405

Total Equity Securities (Cost $957,407,914)		764,847,802

	Principal
Venture Capital Debt Obligations - 0.1%	Amount	Value
Digital Directions International, Inc., 8.00%, 10/18/09 (b)(i)	$500,000	$500,000
NeoDiagnostix, Inc., 10.00%, 12/31/09 (b)(i)	172,815	172,815

Total Venture Capital Debt Obligations (Cost $672,815)		672,815

High Social Impact Investments - 0.9%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	7,583,877	7,274,834

Total High Social Impact Investments (Cost $7,583,877)		7,274,834

U.S. Government Agencies
and Instrumentalities - 1.5%
Federal Home Loan Bank Discount Notes, 4/1/09	12,000,000	12,000,000

Total U.S. Government Agencies And Instrumentalities
(Cost $12,000,000)		12,000,000

	Adjusted
Limited Partnership Interest - 0.1%	Basis
China Environment Fund 2004 LLC (b)(i)*	-	302,872
New Markets Venture Partners II LLC (b)(i)*	50,000	50,000
SEAF India International Growth Fund LLC (b)(i)*	458,932	436,326
Sustainable Jobs Fund II (b)(i)*	375,000	334,814

Total Limited Partnership Interest (Cost $883,932)		1,124,012

TOTAL INVESTMENTS (Cost $978,548,538) - 99.8%		785,919,463
Other assets and liabilities, net - 0.2%		1,285,381
Net Assets - 100%		$787,204,844

See notes to schedule of investments and notes to financial statements.

Enhanced Equity Portfolio
Schedule of Investments
March 31, 2009
Equity Securities - 99.5%	Shares	Value
Aerospace & Defense - 0.3%
BE Aerospace, Inc.*	4,100	$35,547
Hexcel Corp.*	2,900	19,053
Spirit AeroSystems Holdings, Inc.*	8,900	88,733
		143,333

Air Freight & Logistics - 1.3%
FedEx Corp.	5,790	257,597
United Parcel Service, Inc., Class B	9,044	445,146
		702,743

Airlines - 0.4%
Delta Air Lines, Inc.*	20,100	113,163
Skywest, Inc.	6,600	82,104
Southwest Airlines Co.	4,300	27,219
		222,486

Automobiles - 0.9%
Honda Motor Co. Ltd. (ADR)	6,700	158,790
Toyota Motor Corp. (ADR)	5,000	316,500
		475,290

Beverages - 2.1%
Dr Pepper Snapple Group, Inc.*	600	10,146
PepsiCo, Inc.	21,642	1,114,130
		1,124,276

Biotechnology - 2.6%
Amgen, Inc.*	20,083	994,510
Biogen Idec, Inc.*	1,000	52,420
Gilead Sciences, Inc.*	6,541	302,979
		1,349,909

Building Products - 0.1%
Masco Corp.	3,500	24,430
Owens Corning, Inc.*	5,400	48,816
		73,246

Capital Markets - 2.3%
Bank of New York Mellon Corp.	11,700	330,525
Charles Schwab Corp.	9,500	147,250
Credit Suisse Group AG (ADR)	3,450	105,190
Franklin Resources, Inc.	500	26,935
Goldman Sachs Group, Inc.	3,937	417,401
Northern Trust Corp.	1,500	89,730
TD Ameritrade Holding Corp.*	5,500	75,955
		1,192,986

Equity Securities - Cont'd	Shares	Value
Chemicals - 1.8%
Air Products & Chemicals, Inc.	4,000	$225,000
Airgas, Inc.	800	27,048
Ecolab, Inc.	5,600	194,488
Praxair, Inc.	7,200	484,488
		931,024

Commercial Banks - 1.9%
BB&T Corp.	2,100	35,532
KeyCorp	1,500	11,805
Lloyds TSB Group plc (ADR)	8,600	34,658
National Australia Bank Ltd. (ADR)	5,700	80,085
PNC Financial Services Group, Inc.	3,800	111,302
US Bancorp	16,617	242,774
Wells Fargo & Co.	36,138	514,605
		1,030,761

Commercial Services & Supplies - 0.9%
Avery Dennison Corp.	11,614	259,457
Brink's Co.	7,200	190,512
Covanta Holding Corp.*	1,200	15,708
		465,677

Communications Equipment - 3.7%
3Com Corp.*	4,200	12,978
Arris Group, Inc.*	2,300	16,951
Cisco Systems, Inc.*	60,186	1,009,319
Corning, Inc.	23,100	306,537
QUALCOMM, Inc.	12,500	486,375
Telefonaktiebolaget LM Ericsson (ADR)	8,000	64,720
Tellabs, Inc.*	9,100	41,678
		1,938,558

Computers & Peripherals - 6.8%
Apple, Inc.*	6,297	661,941
Dell, Inc.*	10,536	99,881
EMC Corp.*	16,100	183,540
Hewlett-Packard Co.	30,504	977,958
International Business Machines Corp.	17,406	1,686,468
Western Digital Corp.*	500	9,670
		3,619,458

Construction & Engineering - 0.2%
EMCOR Group, Inc.*	6,000	103,020

Consumer Finance - 0.3%
American Express Co.	4,000	54,520
SLM Corp.*	16,300	80,685
		135,205

Equity Securities - Cont'd	Shares	Value
Containers & Packaging - 0.9%
AptarGroup, Inc.	3,100	$96,534
Owens-Illinois, Inc.*	12,900	186,276
Sealed Air Corp.	7,000	96,600
Sonoco Products Co.	4,500	94,410
		473,820

Diversified Consumer Services - 0.1%
ITT Educational Services, Inc.*	400	48,568

Diversified Financial Services - 2.5%
Bank of America Corp.	46,761	318,910
CME Group, Inc.	300	73,917
JPMorgan Chase & Co.	29,034	771,724
NYSE Euronext	2,700	48,330
The NASDAQ OMX Group, Inc.*	6,500	127,270
		1,340,151

Diversified Telecommunication Services - 4.6%
AT&T, Inc.	67,573	1,702,840
CenturyTel, Inc.	2,800	78,736
Deutsche Telekom AG (ADR)	20,600	254,410
Telefonica SA (ADR)	7,007	417,757
		2,453,743

Electric Utilities - 0.2%
IDACORP, Inc.	365	8,526
Unisource Energy Corp.	4,000	112,760
		121,286

Electrical Equipment - 0.9%
Cooper Industries Ltd.	200	5,172
Emerson Electric Co.	10,872	310,722
GrafTech International Ltd.*	4,600	28,336
Hubbell, Inc., Class B	1,300	35,048
Rockwell Automation, Inc.	1,100	24,024
Thomas & Betts Corp.*	3,100	77,562
		480,864

Electronic Equipment & Instruments - 0.0%
Arrow Electronics, Inc.*	1,400	26,684

Energy Equipment & Services - 1.9%
Cameron International Corp.*	2,800	61,404
CARBO Ceramics, Inc.	4,500	127,980
Noble Corp.	8,349	201,127
RPC, Inc.	800	5,304
SEACOR Holdings, Inc.*	2,500	145,775
Smith International, Inc.	4,372	93,911
Superior Energy Services, Inc.*	1,344	17,324
Tenaris SA (ADR)	1,900	38,323
Tidewater, Inc.	7,010	260,281
Unit Corp.*	3,500	73,220
		1,024,649

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 2.2%
Costco Wholesale Corp.	1,000	$46,320
CVS Caremark Corp.	18,261	501,995
SUPERVALU, Inc.	13,200	188,496
SYSCO Corp.	13,600	310,080
Walgreen Co.	3,600	93,456
Whole Foods Market, Inc.	300	5,040
		1,145,387

Food Products - 1.9%
Campbell Soup Co.	9,800	268,128
General Mills, Inc.	2,004	99,960
H.J. Heinz Co.	5,700	188,442
Hershey Co.	1,800	62,550
Kellogg Co.	10,779	394,835
		1,013,915

Gas Utilities - 1.0%
Atmos Energy Corp.	2,000	46,240
Questar Corp.	15,587	458,725
		504,965

Health Care Equipment & Supplies - 2.0%
Beckman Coulter, Inc.	1,300	66,313
Becton Dickinson & Co.	7,100	477,404
Hologic, Inc.*	600	7,854
Kinetic Concepts, Inc.*	400	8,448
Medtronic, Inc.	13,600	400,792
Varian Medical Systems, Inc.*	2,400	73,056
		1,033,867

Health Care Providers & Services - 3.1%
AMERIGROUP Corp.*	4,000	110,160
Cardinal Health, Inc.	3,900	122,772
Centene Corp.*	4,700	84,694
Cigna Corp.	10,297	181,124
Coventry Health Care, Inc.*	5,100	65,994
Express Scripts, Inc.*	6,842	315,895
Healthspring, Inc.*	1,200	10,044
Laboratory Corp. of America Holdings*	2,500	146,225
McKesson Corp.	7,226	253,199
Omnicare, Inc.	3,900	95,511
Quest Diagnostics, Inc.	2,900	137,692
Universal Health Services, Inc., Class B	2,600	99,684
		1,622,994

Hotels, Restaurants & Leisure - 0.3%
CEC Entertainment, Inc.*	2,900	75,052
Starbucks Corp.*	6,500	72,215
		147,267

Equity Securities - Cont'd	Shares	Value
Household Durables - 0.5%
D.R. Horton, Inc.	11,300	$109,610
KB Home	1,900	25,042
Pulte Homes, Inc.	11,100	121,323
		255,975

Household Products - 4.1%
Colgate-Palmolive Co.	7,665	452,082
Kimberly-Clark Corp.	11,600	534,876
Procter & Gamble Co.	25,156	1,184,596
		2,171,554

Industrial Conglomerates - 1.0%
3M Co.	10,766	535,286

Insurance - 3.6%
Aflac, Inc.	8,700	168,432
American Financial Group, Inc.	2,200	35,310
AON Corp.	4,400	179,608
Arch Capital Group Ltd.*	2,000	107,720
Chubb Corp.	4,955	209,696
Cincinnati Financial Corp.	2,000	45,740
Fidelity National Financial, Inc.	2,300	44,873
Hartford Financial Services Group, Inc.	4,400	34,540
HCC Insurance Holdings, Inc.	4,300	108,317
PartnerRe Ltd.	1,900	117,933
Principal Financial Group, Inc.	5,100	41,718
Progressive Corp.*	12,500	168,000
Prudential Financial, Inc.	5,800	110,316
Transatlantic Holdings, Inc.	900	32,103
Travelers Co.'s, Inc.	6,689	271,841
Unum Group	10,700	133,750
WR Berkley Corp.	3,800	85,690
XL Capital Ltd.	2,000	10,920
		1,906,507

Internet & Catalog Retail - 0.3%
Amazon.com, Inc.*	1,400	102,816
NetFlix, Inc.*	1,800	77,256
		180,072

Internet Software & Services - 1.4%
eBay, Inc.*	11,100	139,416
Google, Inc.*	1,400	487,284
Yahoo!, Inc.*	7,500	96,075
		722,775

IT Services - 1.6%
Acxiom Corp.	76	562
Alliance Data Systems Corp.*	200	7,390
Automatic Data Processing, Inc.	4,000	140,640
Broadridge Financial Solutions, Inc.	2,300	42,803
Convergys Corp.*	2,700	21,816
Fiserv, Inc.*	1,400	51,044

Equity Securities - Cont'd	Shares	Value
IT Services - Cont'd
Hewitt Associates, Inc.*	2,600	$77,376
MasterCard, Inc.	1,300	217,724
Metavante Technologies, Inc.*	700	13,972
Western Union Co.	20,900	262,713
		836,040

Leisure Equipment & Products - 0.1%
Mattel, Inc.	4,900	56,497

Life Sciences - Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.*	2,600	92,742

Machinery - 1.3%
AGCO Corp.*	800	15,680
Cummins, Inc.	7,238	184,207
Flowserve Corp.	1,900	106,628
Harsco Corp.	7,300	161,841
Parker Hannifin Corp.	4,297	146,012
SPX Corp.	800	37,608
Terex Corp.*	2,400	22,200
		674,176

Media - 3.1%
CBS Corp., Class B	4,400	16,896
DIRECTV Group, Inc.*	13,935	317,579
DISH Network Corp.*	6,500	72,215
Liberty Media Corp - Entertainment*	15,100	301,245
McGraw-Hill Co.'s, Inc.	5,700	130,359
Omnicom Group, Inc.	2,500	58,500
Time Warner Cable, Inc.	7,022	174,145
Time Warner, Inc.	22,276	429,927
Viacom, Inc., Class B*	8,100	140,778
Virgin Media, Inc.	2,300	11,040
		1,652,684

Metals & Mining - 0.5%
Compass Minerals International, Inc.	1,700	95,829
Reliance Steel & Aluminum Co.	5,226	137,601
Schnitzer Steel Industries, Inc.	800	25,112
		258,542

Multiline Retail - 1.1%
Family Dollar Stores, Inc.	3,800	126,806
Kohl's Corp.*	6,600	279,312
Target Corp.	5,300	182,267
		588,385

Multi-Utilities - 3.1%
Consolidated Edison, Inc.	22,221	880,174
Integrys Energy Group, Inc.	3,100	80,724
MDU Resources Group, Inc.	3,469	55,990
NiSource, Inc.	26,387	258,592
OGE Energy Corp.	16,000	381,120
		1,656,600

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 7.7%
Bill Barrett Corp.*	5,900	$131,216
Chesapeake Energy Corp.	14,123	240,938
Cimarex Energy Co.	4,600	84,548
Comstock Resources, Inc.*	4,938	147,152
Denbury Resources, Inc.*	5,100	75,786
EnCana Corp.	9,010	365,896
Encore Acquisition Co.*	2,900	67,483
EOG Resources, Inc.	8,684	475,536
Mariner Energy, Inc.*	5,400	41,850
Petroleum Development Corp.*	400	4,724
Pioneer Natural Resources Co.	3,700	60,939
Plains Exploration & Production Co.*	1,400	24,122
Range Resources Corp.	1,000	41,160
Southern Union Co.	18,000	273,960
Southwestern Energy Co.*	8,900	264,241
Spectra Energy Corp.	35,389	500,401
St. Mary Land & Exploration Co.	4,900	64,827
Suncor Energy, Inc.	4,400	97,724
Talisman Energy, Inc.	22,000	231,000
Whiting Petroleum Corp.*	2,600	67,210
World Fuel Services Corp.	7,700	243,551
XTO Energy, Inc.	19,404	594,151
		4,098,415

Paper & Forest Products - 0.1%
MeadWestvaco Corp.	5,100	61,149

Pharmaceuticals - 8.3%
Allergan, Inc.	600	28,656
Bristol-Myers Squibb Co.	28,901	633,510
Endo Pharmaceuticals Holdings, Inc.*	5,900	104,312
Forest Laboratories, Inc.*	9,100	199,836
Johnson & Johnson	31,690	1,666,894
Novartis AG (ADR)	9,854	372,777
Pfizer, Inc.	102,143	1,391,188
		4,397,173

Professional Services - 0.1%
Manpower, Inc.	1,000	31,530

Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc.	11,100	153,957
Apartment Investment & Management Co.	8,000	43,840
Boston Properties, Inc.	4,000	140,120
Duke Realty Corp.	5,600	30,800
Equity Residential	4,000	73,400
HCP, Inc.	4,300	76,755
Health Care REIT, Inc.	2,300	70,357
Kimco Realty Corp.	2,100	16,002
Public Storage	1,900	104,975
Vornado Realty Trust	1,451	48,231
		758,437

Equity Securities - Cont'd	Shares	Value
Road & Rail - 0.6%
Canadian National Railway Co.	8,912	$315,930

Semiconductors & Semiconductor Equipment - 3.7%
Applied Materials, Inc.	4,600	49,450
Intel Corp.	90,684	1,364,794
Micron Technology, Inc.*	8,400	34,104
Texas Instruments, Inc.	29,900	493,649
		1,941,997

Software - 3.7%
Microsoft Corp.	94,504	1,736,038
Symantec Corp.*	13,600	203,184
		1,939,222

Specialty Retail - 3.3%
Aaron Rents, Inc.	1,200	31,992
Advance Auto Parts, Inc.	500	20,540
American Eagle Outfitters, Inc.	1,000	12,240
Best Buy Co., Inc.	4,688	177,956
GameStop Corp.*	1,500	42,030
Gap, Inc.	14,520	188,615
Home Depot, Inc.	21,098	497,069
Lowe's Co.'s, Inc.	16,300	297,475
RadioShack Corp.	3,600	30,852
The Childrens Place Retail Stores, Inc.*	700	15,323
TJX Co.'s, Inc.	17,100	438,444
		1,752,536

Textiles, Apparel & Luxury Goods - 0.4%
Nike, Inc., Class B	4,000	187,560

Thrifts & Mortgage Finance - 0.2%
New York Community Bancorp, Inc.	8,300	92,711

Trading Companies & Distributors - 0.0%
WESCO International, Inc.*	300	5,436

Wireless Telecommunication Services - 0.9%
NII Holdings, Inc.*	3,200	48,000
Telephone & Data Systems, Inc.	4,300	113,993
United States Cellular Corp.*	1,200	40,008
Vodafone Group plc (ADR)	16,200	282,204
		484,205

Total Equity Securities (Cost $67,337,027)		52,600,268

TOTAL INVESTMENTS (Cost $67,337,027) - 99.5%		52,600,268
Other assets and liabilities, net - 0.5%		264,681
Net Assets - 100%		$52,864,949

See notes to schedule of investments and notes to financial statements.

Notes to schedule of investments

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 3,750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/09 that were previously held by the fund. Series B is not accruing interest.

(h) Represents rate in effect at March 31, 2009, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2009, the prime rate was 3.25%.

(i) Restricted securities represent 4.6% of the net assets for Balanced Portfolio, 0.2% for Bond Portfolio, and 2.1% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 25,000 shares of Cisco Systems, Inc., held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 45,000 shares of EOG Resources, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(u) Security defaulted on principal and interest payments during the period.

(v) KDM Development Corp. Note in Balanced Portfolio has been restructured from an original maturity date of December 31, 2007. Security is currently in default for both principal and interest. During the period, the Portfolio received an interest payment of $18,000.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bonds was marked down to $0 and is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z) This is no longer accruing interest.

* Non-income producing security.
Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depositary Receipt
CA: Collateral Agreement CF: Credit Facility	AMBAC: American Municipal Bond Assurance Corp.
C/LOC: Confirming Letter of Credit	COPs: Certificates of Participation
LOC: Letter of Credit	FGIC: Financial Guaranty Insurance Company
FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension Obligation
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SO: Special Obligation
SPI: Securities Purchase, Inc.
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
AccessBank	08/29/07	$500,000
Agraquest, Inc., Series B Preferred	02/26/97	200,001
Agraquest, Inc., Series C Preferred	03/11/98	200,000
Agraquest, Inc, Series H Preferred	05/25/05 - 01/11/07	316,894
Angels With Attitude LLC LP	08/28/00 - 04/30/03	200,000
Calvert Social Investment Foundation Notes	07/02/07	5,016,666
CFBanc Corp.	03/14/03	270,000
CitySoft Note I	11/15/00	297,877
CitySoft Note II	09/09/03	32,500
CitySoft Note III	05/04/04	25,000
CitySoft Note IV	03/11/05	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/31/12)	11/22/02	-
(strike price $0.01/share, expires 10/15/12)	05/04/04	-
(strike price $0.01/share, expires 10/15/12)	11/22/02	-
(strike price $0.14/share, expires 10/15/12)	11/22/02	-
(strike price $0.28/share, expires 10/15/12)	11/22/02	-
(strike price $0.01/share, expires 02/28/13)	04/11/03	-
(strike price $0.14/share, expires 02/28/13)	04/11/03	-
(strike price $0.28/share, expires 02/28/13)	04/11/03	-
(strike price $0.01/share, expires 05/31/13)	07/15/03	-
(strike price $0.14/share, expires 05/31/13)	07/15/03	-
(strike price $0.28/share, expires 05/31/13)	07/15/03	-
(strike price $0.01/share, expires 08/31/13)	09/09/03	-
(strike price $0.14/share, expires 08/31/13)	09/09/03	-
(strike price $0.28/share, expires 08/31/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	03/11/05	-
(strike price $0.01/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	05/04/04	-
(strike price $0.14/share, expires 09/4/13)	09/09/03	-
(strike price $0.28/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 11/30/13)	01/16/04	-
(strike price $0.14/share, expires 11/30/13)	01/16/04	-
(strike price $0.28/share, expires 11/30/13)	01/16/04	-
(strike price $0.01/share, expires 4/21/14)	11/03/05	-
Coastal Venture Partners LP	06/07/96 - 06/22/00	133,958
Commons Capital LP	02/15/01 - 04/29/08	458,356
Consensus Orthopedics	02/10/06	504,331
Consensus Orthopedics, Series A-1 Preferred	08/19/05	4,417
Consensus Orthopedics, Series B Preferred	02/10/06	139,576
Consensus Orthopedics, Series C Preferred	02/10/06	120,342
Environmental Private Equity Fund II, Liquidating Trust	04/26/07	12,770
First Analysis Private Equity Fund IV LP	02/25/02 - 05/28/08	670,660
GEEMF Partners LP	02/28/97	-
Global Environment Emerging Markets Fund LP	01/14/94 - 12/01/95	-
H2Gen Innovations Common Stock	11/04/04	-
H2Gen Innovations Common Warrants	11/04/04	-
H2Gen Innovations, Inc., Series A Preferred	11/04/04	251,496
H2Gen Innovations, Inc., Series A Preferred, Warrants	11/04/04	-
H2Gen Innovations, Inc., Series B Preferred	10/21/04 - 10/27/04	161,759
H2Gen Innovations, Inc., Series C Preferred	06/1/06	52,886

Balanced Portfolio
Restricted Securities (Cont'd)	Acquisition Dates	Cost
Inflabloc Pharmaceuticals, Inc.	12/29/03	$500,000
Infrastructure and Environmental Private Equity
Fund III LP	04/16/97 - 02/12/01	328,443
KDM Development Corp.	11/03/99	704,489
Labrador Ventures III LP	08/11/98 - 04/02/01	360,875
Labrador Ventures IV LP	12/14/99 - 08/27/07	911,085
Milepost Ventures LP	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC LP	01/08/03 - 07/18/07	225,646
Plethora Technology, Inc:
Common Warrants	05/19/05	75,360
Series A Preferred	04/29/05-05/13/05	701,835
Series A Preferred Warrants:
(expires 6/9/13)	06/8/06	-
(expires 9/6/13)	11/3/06	-
Plethora Technology, Inc., Note	06/8/06	150,000
Rose Smart Growth Investment Fund	04/10/06	1,000,000
Seventh Generation, Inc.	04/12/00 - 05/06/03	230,500
SMARTHINKING, Inc.
Series 1-A, Convertible Preferred	04/22/03 - 05/27/05	159,398
Series 1-B, Convertible Preferred	06/10/03	250,000
Series 1-B Preferred Warrants	05/27/05	-
Solstice Capital LP	06/26/01 - 06/17/08	384,645
Utah Ventures LP	11/17/97 - 02/05/03	867,581
Venture Strategy Partners LP	08/21/98 - 02/26/03	206,058
Wild Planet Entertainment, Inc., Series B Preferred	07/12/94	200,000
Wild Planet Entertainment, Inc., Series E Preferred	04/09/98	180,725
Wind Harvest Co., Inc.	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
Common Stock	8/1/08	$151,890
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	7,583,877
Chesapeake PERL, Inc.:
Series A-2 Preferred	7/30/04 - 9/8/06	300,000
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 12/27/10)	12/22/06	-
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 7/31/09)	12/22/06	-
China Environment Fund 2004 LLC, LP	9/15/05 - 10/13/08	-
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B Preferred	11/30/06	547,525
Series C-1 Preferred	11/30/06	471,342
Digital Directions International, Inc.:
Common Stock	7/2/08	75,000
8.00%, 10/18/09	10/18/06	500,000
Global Resource Options, Inc.:
Series A Preferred	9/18/06	750,000
Series B Preferred	12/5/07	750,000
Series C Preferred	2/13/09	1,000,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share,
expires 10/31/13)	11/4/04	-
Series A Preferred	11/4/04	251,496
Series A Preferred Warrants (strike price $1.00/share,
expires 10/10/12)	11/4/04	-
Series B Preferred	10/21/04 - 10/27/04	161,759
Series C Preferred	6/1/06	52,886
Marrone Organic Innovations, Inc.:
Series A Preferred	4/25/07	200,000
Series B Preferred	8/28/08	280,000
NeoDiagnostix, Inc.:
Series AE Convertible Preferred	9/9/08	300,000
Series AE Convertible Preferred Warrants (strike price
$1.10/share, expires 9/10/18)	9/23/08	-
10.00%, 12/31/09	3/11/09	172,815
New Markets Venture Partners II LLC, LP	7/21/08	50,000
New Day Farms, Series B Preferred	3/12/09	500,000
SEAF India International Growth Fund LLC, LP	3/22/05 - 4/2/08	458,932
Shorebank:
Non-Voting Common Stock	6/26/08	502,500
Voting Common Stock	6/26/08	495,000
Sustainable Jobs Fund II LP	2/14/06 - 11/13/08	375,000
Sword Diagnostics Series B Preferred	12/26/06	250,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes	07/03/06	$2,087,393

See notes to financial statements.

Statement of Assets and Liabilities
March 31, 2009
Assets	Money Market Portfolio

Investments in securities, at value (Cost $199,858,759) -
see accompanying schedule	$199,858,759
Cash	500,800
Receivable for securities sold	1,609,000
Receivable for shares sold	1,741,254
Interest and dividends receivable	401,555
Other assets	39,528
Total assets	204,150,896

Liabilities
Payable for securities purchased	1,000,000
Payable for shares redeemed	359,039
Payable to Calvert Asset Management Co., Inc.	92,448
Payable to Calvert Administrative Services Company	34,244
Payable to Calvert Shareholder Services, Inc.	16,393
Payable to bank	157,303
Accrued expenses and other liabilities	50,140
Total liabilities	1,709,567
Net Assets	$202,441,329

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized,
202,525,608 shares outstanding	$202,477,366
Undistributed net investment income (loss)	(7,658)
Accumulated net realized gain (loss) on investments	(28,379)

Net Assets	$202,441,329

Net Asset Value per Share	$1.00

See notes to financial statements.

Statements of Assets and Liabilities
March 31, 2009
	Balanced	Bond
Assets	Portfolio	Portfolio
Investments in securities, at value
(Cost $480,333,758 and $858,339,679, respectively) -
see accompanying schedules	$361,381,532	$744,058,672
Cash	122,934	47,445
Receivable for securities sold	5,424,116	44,870,723
Receivable for shares sold	264,832	1,559,727
Interest and dividends receivable	1,826,230	5,487,895
Other assets	777,228	1,194,817
Total assets	369,796,872	797,219,279

Liabilities
Payable for securities purchased	--	3,207,852
Payable for futures variation margin	129,459	178,889
Payable for shares redeemed	440,196	989,057
Payable to Calvert Asset Management Co., Inc.	256,639	398,249
Payable to Calvert Administrative Services Company	83,255	171,454
Payable to Calvert Shareholder Services, Inc.	18,750	13,733
Payable to Calvert Distributors, Inc.	87,967	150,034
Accrued expenses and other liabilities	105,764	100,664
Total liabilities	1,122,030	5,209,932
Net Assets	$368,674,842	$792,009,347

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Balanced Portfolio:
Class A: 17,027,295 shares outstanding	$478,333,717
Class B: 660,367 shares outstanding	20,161,806
Class C: 931,967 shares outstanding	27,897,746
Class I: 235,852 shares outstanding	6,828,349
Bond Portfolio:
Class A: 39,633,943 shares outstanding		$631,922,902
Class B: 1,034,775 shares outstanding		16,622,177
Class C: 3,775,881 shares outstanding		59,207,213
Class I: 12,137,490 shares outstanding		194,302,908
Class Y: 19,259 shares outstanding		269,202
Undistributed net investment income (loss)	(474,115)	77,707711,284
Accumulated net realized gain (loss) on investments	(44,652,366)	3,929,978
Net unrealized appreciation (depreciation) on investments	(119,420,295)	(114,956,317)

Net Assets	$368,674,842	$792,009,347

See notes to financial statements.

Net Asset Value Per Share:
Balanced Portfolio:
Class A (based on net assets of $333,280,696)	$19.57
Class B (based on net assets $12,823,581)	$19.42
Class C (based on net assets of $17,910,560)	$19.22
Class I (based on net assets of $4,660,005)	$19.76
Bond Portfolio:
Class A (based on net assets of $554,786,317)		$14.00
Class B (based on net assets of $14,394,918)		$13.91
Class C (based on net assets of $52,548,052)		$13.92
Class I (based on net assets of $170,009,948)		$14.01
Class Y (based on net assets of $270,112)		$14.03

See notes to financial statements.

Statements of Assets and Liabilities
March 31, 2009
	Equity	Enhanced Equity
Assets	Portfolio	Portfolio
Investments in securities, at value
(Cost $978,548,538 and $67,337,027, respectively) -
see accompanying schedules	$785,919,463	$52,600,268
Cash	309,751	15,761
Cash denominated in foreign currencies (cost $0 and $2,838,
respectively)	--	2,897
Receivable for securities sold	--	5,578,345
Receivable for shares sold	1,012,442	27,669
Interest and dividends receivable	1,888,898	80,465
Other assets	78,683	20,980
Total assets	789,209,237	58,326,385

Liabilities
Payable for securities purchased	--	5,308,129
Payable for shares redeemed	957,145	58,495
Payable to Calvert Asset Management Co., Inc.	533,941	47,248
Payable to Calvert Administrative Services Company	118,250	5,694
Payable to Calvert Shareholder Services, Inc.	31,995	2,693
Payable to Calvert Distributors, Inc.	199,521	11,113
Accrued expenses and other liabilities	163,541	28,064
Total liabilities	2,004,393	5,461,436
Net Assets	$787,204,844	$52,864,949

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Equity Portfolio:
Class A: 27,528,758 shares outstanding	$760,332,737
Class B: 1,979,396 shares outstanding	46,504,712
Class C: 3,701,567 shares outstanding	93,564,963
Class I: 4,224,707 shares outstanding	124,268,629
Class Y: 3,727.3 shares outstanding	79,561
Enhanced Equity Portfolio:
Class A: 2,864,668 shares outstanding		$47,458,503
Class B: 253,520 shares outstanding		3,736,299
Class C: 470,136 shares outstanding		7,976,772
Class I: 1,783,013 shares outstanding		32,837,180
Undistributed net investment income	1,681,137	77,707205,512
Accumulated net realized gain (loss) on investments	(46,597,820)	(24,612,614)
Net unrealized appreciation (depreciation) on investments	(192,629,075)	(14,736,703)

Net Assets	$787,204,844	$52,864,949

See notes to financial statements.
Net Asset Value Per Share:
Equity Portfolio:
Class A (based on net assets of $589,636,840)	$21.42
Class B (based on net assets $37,375,863)	$18.88
Class C (based on net assets of $64,364,001)	$17.39
Class I (based on net assets of $95,748,134)	$22.66
Class Y (based on net assets of $80,006)	$21.46
Enhanced Equity Portfolio:
Class A (based on net assets of $28,383,650)		$9.91
Class B (based on net assets of $2,296,770)		$9.06
Class C (based on net assets of $4,291,349)		$9.13
Class I (based on net assets of $17,893,180)		$10.043

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2009
	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$2,601,026	$4,917,269	$22,357,958
Dividend income (net of foreign taxes withheld
of $0, $2,251, and $0 respectively)	--	1,914,994	148,316
Total investment income	2,601,026	6,832,263	22,506,274

Expenses:
Investment advisory fee	294,966	819,693	1,423,130
Transfer agency fees and expenses	207,172	462,193	706,804
Administrative fees	196,644	526,874	1,041,600
Distribution Plan expenses:
Class A	--	397,692	567,822
Class B	--	69,506	77,289
Class C	--	95,387	258,334
Trustees' fees and expenses	21,186	41,982	88,213
Custodian fees	15,797	63,701	72,189
Registration fees	11,310	25,974	28,953
Reports to shareholders	16,617	82,520	88,188
Professional fees	20,095	32,159	56,321
Miscellaneous	31,993	80,985	25,331
Total expenses	815,780	2,698,666	4,434,174
Reimbursement from Advisor:
Class I	--	(4,544)	--
Class Y	--	--	(5,436)
Fees paid indirectly	(7,649)	(22,641)	(52,069)
Net expenses	808,131	2,671,481	4,376,669

Net Investment Income	1,792,895	4,160,782	18,129,605

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,909	(30,826,471)	(7,527,569)
Futures	--	(1,499,387)	10,251,935
	1,909	(32,325,858)	2,724,366

Change in unrealized appreciation or
(depreciation) on:
Investments	--	(72,722,017)	(56,047,118)
Futures	--	(164,804)	950,568
	--	(72,886,821)	(55,096,550)

Net Realized and Unrealized
Gain (Loss)	1,909	(105,212,679)	(52,372,184)

Increase (Decrease) in Net Assets
Resulting From Operations	$1,794,804	($101,051,897)	($34,242,579)

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2009
		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$150,902	--
Dividend income (net of foreign taxes withheld of $134,686
and $12,292, respectively)	7,104,537	$846,559
Total investment income	7,255,439	846,559

Expenses:
Investment advisory fee	2,031,748	172,971
Transfer agency fees and expenses	1,036,454	76,347
Administrative fees	766,122	38,610
Distribution Plan expenses:
Class A	761,996	39,593
Class B	205,079	13,456
Class C	344,532	23,796
Trustees' fees and expenses	83,693	5,751
Custodian fees	37,329	17,722
Registration fees	37,350	19,440
Reports to shareholders	168,756	13,845
Professional fees	58,711	12,507
Miscellaneous	65,892	10,236
Total expenses	5,597,662	444,274
Reimbursement from Advisor:
Class I	--	(6,107)
Class Y	(5,476)	--
Fees waived	--	(28,829)
Fees paid indirectly	(17,884)	(1,131)
Net expenses	5,574,302	408,207

Net Investment Income	1,681,137	438,352

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(43,212,644)	(19,485,637)
Foreign currency transactions	--	79
	(43,212,644)	(19,485,558)

Change in unrealized appreciation or (depreciation) on
Investments and foreign currencies	(284,760,858)	(6,744,645)
Assets and liabilities denominated in foreign currencies	--	(3)
	(284,760,858)	(6,744,648)

Net Realized and Unrealized
Gain (Loss)	(327,973,502)	(26,230,206)

Increase (Decrease) in Net Assets
Resulting From Operations	($326,292,365)	($25,791,854)

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,792,895	$5,577,934
Net realized gain (loss)	1,909	35,803

Increase (Decrease) in Net Assets
Resulting From Operations	1,794,804	5,613,737

Distributions to shareholders from
Net investment income	(1,817,711)	(5,577,423)

Capital share transactions:
Shares sold	94,197,199	171,578,020
Reinvestment of distributions	1,799,377	5,523,564
Shares redeemed	(79,843,317)	(178,036,859)
Total capital share transactions	16,153,259	(935,275)

Total Increase (Decrease) in Net Assets	16,130,352	(898,961)

Net Assets
Beginning of period	186,310,977	187,209,938
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $7,658 and $17,158, respectively)	$202,441,329	$186,310,977

Capital Share Activity
Shares sold	94,197,087	171,576,804
Reinvestment of distributions	1,799,376	5,523,564
Shares redeemed	(79,843,317)	(178,036,859)
Total capital share activity	16,153,146	(936,491)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$4,160,782	$10,844,330
Net realized gain (loss)	(32,325,858)	(10,776,330)
Change in net unrealized appreciation or (depreciation)	(72,886,821)	(82,022,013)

Increase (Decrease) in Net Assets
Resulting From Operations	(101,051,897)	(81,954,013)

Distributions to shareholders from
Net investment income:
Class A Shares	(3,791,584)	(9,785,718)
Class B Shares	(76,218)	(215,285)
Class C Shares	(118,440)	(307,366)
Class I Shares	(64,796)	(180,891)

Net realized gain:
Class A Shares	(1,818)	(27,920,709)
Class B Shares	(74)	(1,263,817)
Class C Shares	(102)	(1,606,863)
Class I Shares	(24)	(443,629)
Total distributions	(4,053,056)	(41,724,278)

Capital share transactions:
Shares sold:
Class A Shares	18,917,642	26,241,044
Class B Shares	630,140	1,855,455
Class C Shares	1,348,113	4,075,804
Class I Shares	294,108	1,111,246
Reinvestment of distributions:
Class A Shares	3,524,675	35,348,867
Class B Shares	70,622	1,328,103
Class C Shares	93,536	1,551,976
Class I Shares	64,820	624,520
Redemption Fees:
Class A Shares	4,139	2,023
Class B Shares	2	62
Class C Shares	159	142
Shares redeemed:
Class A Shares	(28,629,575)	(59,327,430)
Class B Shares	(1,923,248)	(5,173,657)
Class C Shares	(2,832,627)	(5,022,162)
Class I Shares	(325,683)	(2,881,736)
Total capital share transactions	(8,763,177)	(265,743)

Total Increase (Decrease) in Net Assets	(113,868,130)	(123,944,034)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Net Assets	2009	2008
Beginning of period	482,542,972	606,487,006
End of period (including distributions in excess of net investment
income of $474,115 and $583,859, respectively)	$368,674,842	$482,542,972

Capital Share Activity
Shares sold:
Class A Shares	924,359	926,277
Class B Shares	31,268	66,038
Class C Shares	67,365	145,940
Class I Shares	14,315	38,793
Reinvestment of distributions:
Class A Shares	177,358	1,212,058
Class B Shares	3,582	45,521
Class C Shares	4,795	53,804
Class I Shares	3,231	21,249
Shares redeemed:
Class A Shares	(1,413,751)	(2,098,510)
Class B Shares	(96,760)	(184,797)
Class C Shares	(142,148)	(181,998)
Class I Shares	(15,368)	(102,027)
Total capital share activity	(441,754)	(57,652)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$18,129,605	$35,828,523
Net realized gain (loss)	2,724,366	17,396,952
Change in net unrealized appreciation or (depreciation)	(55,096,550)	(50,591,601)

Increase (Decrease) in Net Assets
Resulting From Operations	(34,242,579)	2,633,874

Distributions to shareholders from
Net investment income:
Class A Shares	(12,024,191)	(23,844,551)
Class B Shares	(255,901)	(537,994)
Class C Shares	(900,929)	(1,629,079)
Class I Shares	(4,347,900)	(9,177,653)
Class Y Shares	(1,013)	--
Net realized gain:
Class A Shares	(10,367,446)	(7,730,781)
Class B Shares	(289,630)	(235,087)
Class C Shares	(931,637)	(612,319)
Class I shares	(3,317,155)	(2,588,489)
Class Y Shares	(19)	--
Total distributions	(32,435,821)	(46,355,953)

Capital share transactions:
Shares sold:
Class A Shares	102,555,622	275,360,326
Class B Shares	1,778,542	8,590,116
Class C Shares	11,511,294	25,623,202
Class I Shares	27,123,036	79,589,860
Class Y Shares	272,048	--
Reinvestment of distributions:
Class A Shares	18,977,684	26,510,023
Class B Shares	453,166	641,033
Class C Shares	1,217,136	1,488,126
Class I Shares	7,511,273	11,536,536
Class Y Shares	1,031	--
Redemption Fees
Class A Shares	35,486	28,345
Class B Shares	1,010	1,536
Class C Shares	890	2,725
Class I Shares	437	244
Class Y Shares	77	--
Shares redeemed:
Class A Shares	(131,645,143)	(114,817,133)
Class B Shares	(3,838,199)	(5,922,572)
Class C Shares	(8,973,083)	(7,873,471)
Class I Shares	(57,402,729)	(25,644,658)
Class Y Shares	(3,954)	--
Total capital share transactions	(30,424,376)	275,114,238

Total Increase (Decrease) In Net Assets	(97,102,776)	231,392,159

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Net Assets	2009	2007
Beginning of period	889,112,123	657,719,964
End of period (including undistributed net investment
income of $711,284 and $111,613, respectively)	$792,009,347	$889,112,123

Capital Share Activity
Shares sold:
Class A Shares	7,209,210	17,452,919
Class B Shares	125,750	549,394
Class C Shares	814,957	1,634,189
Class I Shares	1,908,182	5,031,915
Class Y Shares	19,468	--
Reinvestment of distributions:
Class A Shares	1,344,978	1,685,619
Class B Shares	32,306	40,945
Class C Shares	86,809	95,1461
Class I Shares	531,801	733,147
Class Y Shares	74	--
Shares redeemed:
Class A Shares	(9,255,880)	(7,303,218)
Class B Shares	(272,196)	(378,044)
Class C Shares	(636,716)	(504,845)
Class I Shares	(4,025,315)	(1,631,416)
Class Y Shares	(283)	--
Total capital share activity	(2,116,855)	17,405,751

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income (loss)	$1,681,137	($1,277,521)
Net realized gain (loss)	(43,212,644)	87,876,771
Change in net unrealized appreciation or (depreciation)	(284,760,858)	(284,691,632)

Increase (Decrease) in Net Assets
Resulting From Operations	(326,292,365)	(198,092,382)

Distributions to shareholders from
Net realized gain:
Class A Shares	(47,880,999)	(58,523,367)
Class B Shares	(3,688,194)	(5,472,528)
Class C Shares	(6,666,546)	(8,305,125)
Class I shares	(6,897,440)	(9,155,226)
Class Y Shares	(70)	--
Total distributions	(65,133,249)	(81,456,246)

Capital share transactions:
Shares sold:
Class A Shares	94,905,976	170,811,546
Class B Shares	2,840,997	4,082,805
Class C Shares	6,836,519	13,316,091
Class I Shares	22,553,003	34,964,400
Class Y Shares	79,491	--
Reinvestment of distributions:
Class A Shares	44,035,139	54,290,111
Class B Shares	3,242,846	4,735,547
Class C Shares	5,066,186	6,400,134
Class I Shares	6,223,867	8,719,591
Class Y Shares	70	--
Redemption Fees:
Class A Shares	10,689	18,632
Class B Shares	125	99
Class C Shares	405	271
Class I Shares	1,253	664
Shares redeemed:
Class A Shares	(90,536,230)	(187,395,186)
Class B Shares	(7,010,170)	(19,472,247)
Class C Shares	(9,525,824)	(15,851,981)
Class I Shares	(9,593,958)	(64,723,663)
Total capital share transactions	69,130,384	9,896,814

Total Increase (Decrease) in Net Assets	(322,295,230)	(269,651,814)

Net Assets
Beginning of period	1,109,500,074	1,379,151,888
End of period (including undistributed net
investment income of $1,681,137 and $0, respectively)	$787,204,844	$1,109,500,074

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

Equity Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	4,149,867	4,613,653
Class B Shares	142,348	122,390
Class C Shares	367,115	429,234
Class I Shares	930,487	905,036
Class Y Shares	3,724	--
Reinvestment of distributions:
Class A Shares	1,988,043	1,387,784
Class B Shares	165,536	134,303
Class C Shares	280,986	195,842
Class I Shares	266,091	213,089
Class Y Shares	3	--
Shares redeemed:
Class A Shares	(3,952,423)	(5,038,632)
Class B Shares	(346,096)	(584,879)
Class C Shares	(508,616)	(515,547)
Class I Shares	(396,197)	(1,684,781)
Total capital share activity	3,090,868	177,492

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$438,352	$800,718
Net realized gain (loss)	(19,485,558)	(4,759,373)
Change in net unrealized appreciation or (depreciation)	(6,744,648)	(19,965,603)

Increase (Decrease) in Net Assets
Resulting From Operations	(25,791,854)	(23,924,258)

Distributions to shareholders from
Net investment income:
Class A Shares	(529,167)	(377,742)
Class C Shares	(11,156)	--
Class I Shares	(394,153)	(198,809)
Net realized gain:
Class A Shares	--	(3,397,417)
Class B Shares	--	(398,640)
Class C Shares	--	(571,643)
Class I Shares	--	(1,375,837)
Total distributions	(934,476)	(6,320,088)

Capital share transactions:
Shares sold:
Class A Shares	3,572,460	8,341,775
Class B Shares	98,572	319,231
Class C Shares	503,539	1,087,476
Class I Shares	3,557,446	6,369,213
Reinvestment of distributions:
Class A Shares	474,136	3,356,986
Class B Shares	--	342,483
Class C Shares	8,580	426,846
Class I Shares	394,153	1,574,647
Redemption Fees:
Class A Shares	575	52
Class B Shares	8	--
Class C Shares	229	96
Shares redeemed:
Class A Shares	(6,000,277)	(13,711,362)
Class B Shares	(499,737)	(2,073,483)
Class C Shares	(646,045)	(2,228,413)
Class I Shares	(1,215,028)	(1,436,030)
Total capital share transactions	248,611	2,369,517

Total Increase (Decrease) in Net Assets	(26,477,719)	(27,874,829)

Net Assets
Beginning of period	79,342,668	107,217,497
End of period (including undistributed net investment
income of $205,512, and $701,636, respectively)	$52,864,949	$79,342,668

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets

Enhanced Equity Portfolio (Cont'd)

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	332,380	466,880
Class B Shares	10,010	19,781
Class C Shares	49,751	67,528
Class I Shares	310,946	353,263
Reinvestment of distributions:
Class A Shares	44,520	175,723
Class B Shares	--	19,706
Class C Shares	873	24,419
Class I Shares	36,631	81,658
Shares redeemed:
Class A Shares	(548,677)	(788,903)
Class B Shares	(52,824)	(130,837)
Class C Shares	(67,541)	(140,985)
Class I Shares	(109,240)	(83,490)
Total capital share activity	6,829	64,743

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Effective October 31, 2008, Bond and Equity began to offer Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of March 31, 2009:

	Total Investments	% of Net Assets
Balanced	$31,164,351	8.5%
Bond	61,077,731	7.7%
Equity	16,704,066	2.1%

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

Money Market Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$--
Level 2 -- Other Significant Observable Inputs	199,858,759
Level 3 -- Significant Unobservable Inputs	--
Total	$199,858,759

Balanced Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$206,860,768	($468,069)
Level 2 - Other Significant Observable Inputs	123,356,413	--
Level 3 - Significant Unobservable Inputs	31,164,351	--
Total	$361,381,532	($468,069)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 9/30/08	$30,779,281
Accrued discounts/ premiums	120,728
Realized gain (loss)	(416,588)
Change in unrealized appreciation (depreciation)	(6,611,611)
Net purchases (sales)	2,801,671
Transfers in and/ or out of Level 3	4,490,870
Balance as of 3/31/09	$31,164,351

For the period ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($8,221,081). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

	Investments	Other
Bond Valuation Inputs	in Securities	Financial Instruments*
Level 1 - Quoted Prices	$3,769,836	($675,310)
Level 2 - Other Significant Observable Inputs	679,211,105	--
Level 3 - Significant Unobservable Inputs	61,077,731	--
Total	$744,058,672	($675,310)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Balance as of 9/30/08	$37,422,875
Accrued discounts/ premiums	305,429
Realized gain (loss)	(1,570,372)
Change in unrealized appreciation (depreciation)	(17,688,242)
Net purchases (sales)	28,607,097
Transfers in and/ or out of Level 3	14,000,944
Balance as of 3/31/09	$61,077,731

For the period ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($31,031,582). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Equity Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$757,215,397
Level 2 -- Other Significant Observable Inputs	12,000,000
Level 3 -- Significant Unobservable Inputs	16,704,066*
Total	$785,919,463

*Level 3 securities represent 2.1% of net assets.
Enhanced Equity Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$52,600,268
Level 2 -- Other Significant Observable Inputs	--
Level 3 -- Significant Unobservable Inputs	--
Total	$52,600,268

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedules of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Schedules of Investments on page 66.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Treasury's Guarantee Plan For Money Market Funds: The Money Market Portfolio has elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protects certain shareholders from losses if the Money Market Portfolio is unable to maintain a $1.00 net asset value. The Program applies to shareholders of record on September 19, 2008. Covered shareholders will receive $1.00 per share upon liquidation of the Money Market Portfolio, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Money Market Portfolio will bear the expense of its participation in the Program. For the initial three months of the Program, the participation fee was 0.01% of the Money Market Portfolio's net assets as of September 19, 2008 (accordingly, the Money Market Portfolio's gross expenses will increase by this amount). Given that asset levels may vary, the yield impact of these fees may vary over time. The Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department through September 18, 2009. For the extension of the Program, the Money Market Portfolio made two extension payments of 0.015% of the Money Market Portfolio's net assets as of September 19, 2008.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

For the six months ended March 31, 2009, the Advisor waived $28,829 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2010 for Money Market, Balanced Class I and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity Class I, .81%.

The Advisor voluntarily reimbursed Class Y shares of Bond and Equity for expenses of $5,436 and $5,476, respectively, for the period ended March 31, 2009.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity's and .35% of Balanced, Bond and Equity's annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .25% on assets over $30 million, .20%, and .25%, respectively, of each Classes' average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity's annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes' average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity and Class Y for Bond and Equity do not have Distribution Plan expenses.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the six months ended March 31, 2009: $42,334 for Balanced, $47,174 for Bond, $70,288 for Equity and $6,462 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $94,953, $111,972, $80,826, $188,780, and $16,279 for the six months ended March 31, 2009 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, C & Y)	.30%
Bond (Class I)	.10%
Equity (Class A, B, C & Y)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$121,191,103	$220,904,015	$161,996,376	$34,582,542
Sales:	134,192,033	226,262,245	135,189,991	34,780,113

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at March 31, 2009 and net realized capital loss carryforwards as of September 30, 2008 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$199,858,759	$483,797,686	$858,759,945
Unrealized appreciation	--	8,851,766	4,048,673
Unrealized (depreciation)	--	(131,267,920)	(118,749,946)
Net appreciation/(depreciation)	--	(122,416,154)	(114,701,273)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$978,520,769	$68,860,238
Unrealized appreciation	32,812,517	748,592
Unrealized (depreciation)	(225,413,823)	(17,008,562)
Net appreciation/(depreciation)	(192,601,306)	(16,259,970)
Capital Loss Carryforwards
Money
Expiration Date	Market
30-Sep-10	$14,601
30-Sep-11	6,847
30-Sep-13	6,183
30-Sep-14	211
30-Sep-15	2,100
$29,942

Capital losses may be utilized to offset future capital gains until expiration.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2009, such purchases and sales transactions were:

	Money
	Market	Balanced	Bond
Purchases	$36,355,000	--	$825,000
Sales	18,680,000	$9,057,940	7,000,000
Net realized gain (loss)	--	(115,062)	--

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Balanced, Bond and Equity had no loans outstanding pursuant to this line of credit at March 31, 2009. Money Market had an outstanding loan balance of $157,303 at an interest rate of .70% at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Portfolios under the Agreement were as follows:

Portfolio	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Money Market	$308,648	0.79%	$4,278,522	January 2009
Balanced	10,720	0.67%	815,432	March 2009
Bond	72,075	0.76%	2,551,904	March 2009
Equity	73,779	0.76%	3,718,358	February 2009

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude I LLC LP	$200,000	$102,347
GEEMF Partners LP	--	208,470
Plethora Technology, Inc.	701,835	--
TOTALS	$901,835	$310,817

Affiliated companies of the Equity Portfolio are as follows:

Affiliates	Cost	Value
Global Resource Options, Inc.	$2,500,000	$4,338,800
NeoDiagnostix, Inc.	300,000	300,000
New Day Farms	500,000	72,037
TOTALS	$3,300,000	$4,710,837

Note F -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $180,000 and $903,205 for the Balanced and Equity Portfolios, respectively, at March 31, 2009.

Money Market Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
	2009	2008	2007
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.009	.029	.045
Distributions from
Net investment income	(.009)	(.029)	(.045)
Net asset value, ending	$1.00	$1.00	$1.00
Total return*	.95%	2.90%	4.64%
Ratios to average net assets:A
Net investment income	1.82% (a)	2.83%	4.53%
Total expenses	.83% (a)	0.79%	.82%
Expenses before offsets	.83% (a)	0.79%	.82%
Net expenses	.82% (a)	0.78%	.80%
Net assets, ending (in thousands)	$202,441	$186,311	$187,210

		Years Ended
	September 30,	September 30,	September 30,
	2006	2005	2004
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.039.	.019	.004
Distributions from
Net investment income	(.039)	(.019)	(.004)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	3.97%	1.94%	.44%
Ratios to average net assets:A
Net investment income	3.90%	1.91%	.44%
Total expenses	.86%	.91%	.91%
Expenses before offsets	.86%	.88%	.88%
Net expenses	.85%	.87%	.87%
Net assets, ending (in thousands)	$166,592	$160,218	$169,916

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$25.03	$31.37	$29.46
Income from investment operations
Net investment income	.23	.57	.60
Net realized and unrealized gain (loss)	(5.47)	(4.72)	1.88
Total from investment operations	(5.24)	(4.15)	2.48
Distributions from
Net investment income	(.22)	(.56)	(.57)
Net realized gain	***	(1.63)	--
Total distributions	(.22)	(2.19)	(.57)
Total increase (decrease) in net asset value	(5.46)	(6.34)	1.91
Net asset value, ending	$19.57	$25.03	$31.37

Total return*	(20.94%)	(14.13%)	8.47%
Ratios to average net assets:A
Net investment income	2.24% (a)	2.03%	1.94%
Total expenses	1.32% (a)	1.21%	1.20%
Expenses before offsets	1.32% (a)	1.21%	1.20%
Net expenses	1.31% (a)	1.20%	1.19%
Portfolio turnover	32%	77%	81%
Net assets, ending (in thousands)	$333,281	$434,069	$542,659

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006 (z)	2005	2004
Net asset value, beginning	$28.25	$26.13	$24.35
Income from investment operations
Net investment income	.55	.44	.36
Net realized and unrealized gain (loss)	1.12	2.08	1.77
Total from investment operations	1.67	2.52	2.13
Distributions from
Net investment income	(.46)	(.40)	(.35)
Total distributions	(.46)	(.40)	(.35)
Total increase (decrease) in net asset value	1.21	2.12	1.78
Net asset value, ending	$29.46	$28.25	$26.13

Total return*	5.94%	9.68%	8.77%
Ratios to average net assets:A
Net investment income	1.90%	1.59%	1.37%
Total expenses	1.21%	1.22%	1.25%
Expenses before offsets	1.21%	1.22%	1.25%
Net expenses	1.20%	1.21%	1.25%
Portfolio turnover	73%	83%	106%
Net assets, ending (in thousands)	$525,740	$517,840	$486,255

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009	2008	2007
Net asset value, beginning	$24.84	$31.13	$29.24
Income from investment operations
Net investment income	.10	.28	.28
Net realized and unrealized gain (loss)	(5.41)	(4.66)	1.89
Total from investment operations	(5.31)	(4.38)	2.17
Distributions from
Net investment income	(.11)	(.28)	(.28)
Net realized gain	***	(1.63)	--
Total distributions	(.11)	(1.91)	(.28)
Total increase (decrease) in net asset value	(5.42)	(6.29)	1.89
Net asset value, ending	$19.42	$24.84	$31.13

Total return*	(21.37%)	(14.93%)	7.45%
Ratios to average net assets:A
Net investment income	1.15% (a)	1.05%	.99%
Total expenses	2.41% (a)	2.19%	2.15%
Expenses before offsets	2.41% (a)	2.19%	2.15%
Net expenses	2.39% (a)	2.18%	2.14%
Portfolio turnover	32%	77%	81%
Net assets, ending (in thousands)	$12,824	$17,939	$24,767

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006 (z)	2005	2004
Net asset value, beginning	$28.05	$25.94	$24.18
Income from investment operations
Net investment income	.27	.17	.11
Net realized and unrealized gain (loss)	1.10	2.06	1.74
Total from investment operations	1.37	2.23	1.85
Distributions from
Net investment income	(.18)	(.12)	(.09)
Total distributions	(.18)	(.12)	(.09)
Total increase (decrease) in net asset value	1.19	2.11	1.76
Net asset value, ending	$29.24	$28.05	$25.94

Total return*	4.90%	8.62%	7.63%
Ratios to average net assets:A
Net investment income	.95%	.60%	.34%
Total expenses	2.16%	2.20%	2.27%
Expenses before offsets	2.16%	2.20%	2.27%
Net expenses	2.15%	2.20%	2.26%
Portfolio turnover	73%	83%	106%
Net assets, ending (in thousands)	$27,805	$28,592	$24,839

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$24.58	$30.83	$28.95
Income from investment operations
Net investment income	.12	.32	.32
Net realized and unrealized gain (loss)	(5.35)	(4.64)	1.85
Total from investment operations	(5.23)	(4.32)	2.17
Distributions from
Net investment income	(.13)	(.30)	(.29)
Net realized gain	***	(1.63)	--
Total distributions	(.13)	(1.93)	(.29)
Total increase (decrease) in net asset value	(5.36)	(6.25)	1.88
Net asset value, ending	$19.22	$24.58	$30.83

Total return*	(21.30%)	(14.88%)	7.53%
Ratios to average net assets:A
Net investment income	1.30% (a)	1.15%	1.07%
Total expenses	2.26% (a)	2.08%	2.07%
Expenses before offsets	2.26% (a)	2.08%	2.07%
Net expenses	2.25% (a)	2.08%	2.06%
Portfolio turnover	32%	77%	81%
Net assets, ending (in thousands)	$17,911	$24,631	$30,340

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006 (z)	2005	2004
Net asset value, beginning	$27.79	$25.70	$23.95
Income from investment operations
Net investment income	.28	.18	.12
Net realized and unrealized gain (loss)	1.07	2.04	1.73
Total from investment operations	1.35	2.22	1.85
Distributions from
Net investment income	(.19)	(.13)	(.10)
Total distributions	(.19)	(.13)	(.10)
Total increase (decrease) in net asset value	1.16	2.09	1.75
Net asset value, ending	$28.95	$27.79	$25.70

Total return*	4.87%	8.67%	7.71%
Ratios to average net assets:A
Net investment income	.99%	.65%	.39%
Total expenses	2.11%	2.16%	2.22%
Expenses before offsets	2.11%	2.16%	2.22%
Net expenses	2.10%	2.15%	2.22%
Portfolio turnover	73%	83%	106%
Net assets, ending (in thousands)	$27,547	$25,980	$21,819

See notes to financial highlights.

Balanced Portfolio

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$25.27	$31.64	$29.70
Income from investment operations
Net investment income	.29	.70	.76
Net realized and unrealized gain (loss)	(5.52)	(4.75)	1.90
Total from investment operations	(5.23)	(4.05)	2.66
Distributions from
Net investment income	(.28)	(.69)	(.72)
Net realized gain	***	(1.63)	--
Total distributions	(.28)	(2.32)	(.72)
Total increase (decrease) in net asset value	(5.51)	(6.37)	1.94
Net asset value, ending	$19.76	$25.27	$31.64

Total return*	(20.70%)	(13.69%)	9.00%
Ratios to average net assets:A
Net investment income	2.82% (a)	2.52%	2.40%
Total expenses	.93% (a)	.80%	.77%
Expenses before offsets	.73% (a)	.72%	.73%
Net expenses	.72% (a)	.72%	.72%
Portfolio turnover	32%	77%	81%
Net assets, ending (in thousands)	$4,660	$5,905	$8,721

		Periods Ended
	September 30,	September 30,	June 30,
Class I Shares	2006 (z)	2005 (x)	2003 (y)
Net asset value, beginning	$28.38	$27.47	$21.33
Income from investment operations
Net investment income	.64	.41	.38
Net realized and unrealized gain (loss)	1.17	.87	2.49
Total from investment operations	1.81	1.28	2.87
Distributions from
Net investment income	(.49)	(.37)	(.33)
Net realized gain	--	--	--
Total distributions	(.49)	(.37)	(.33)
Total increase (decrease) in net asset value	1.32	.91	2.54
Net asset value, ending	$29.70	$28.38	$23.87

Total return*	6.43%	4.71%	13.63%
Ratios to average net assets:A
Net investment income	2.44%	1.94% (a)	2.25% (a)
Total expenses	1.07%	1.28% (a)	.72% (a)
Expenses before offsets	.73%	.72% (a)	.72% (a)
Net expenses	.72%	.72% (a)	.72% (a)
Portfolio turnover	73%	70%	140%
Net assets, ending (in thousands)	$6,317	$1,012	$0

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$15.14	$15.92	$15.83
Income from investment operations
Net investment income	.31	.69	.69
Net realized and unrealized gain (loss)	(.89)	(.54)	.13
Total from investment operations	(.58)	.15	.82
Distributions from
Net investment income	(.30)	(.68)	(.70)
Net realized gain	(.26)	(.25)	(.03)
Total distributions	(.56)	(.93)	(.73)
Total increase (decrease) in net asset value	(1.14)	(0.78)	0.09
Net asset value, ending	$14.00	$15.14	$15.92

Total return*	(3.78%)	.86%	5.31%
Ratios to average net assets:A
Net investment income	4.38% (a)	4.40%	4.41%
Total expenses	1.16% (a)	1.10%	1.12%
Expenses before offsets	1.16% (a)	1.10%	1.12%
Net expenses	1.14% (a)	1.10%	1.11%
Portfolio turnover	39%	147%	190%
Net assets, ending (in thousands)	$554,786	$610,869	$453,813

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$16.18	$16.33	$16.29
Income from investment operations
Net investment income	.64	.47	.45
Net realized and unrealized gain (loss)	(.05)	.32	.48
Total from investment operations	.59	.79	.93
Distributions from
Net investment income	(.64)	(.48)	(.45)
Net realized gain	(.30)	(.46)	(.44)
Total distributions	(.94)	(.94)	(.89)
Total increase (decrease) in net asset value	(.35)	(.15)	.04
Net asset value, ending	$15.83	$16.18	$16.33

Total return*	3.82%	5.05%	5.97%
Ratios to average net assets:A
Net investment income	4.16%	3.00%	2.82%
Total expenses	1.14%	1.16%	1.19%
Expenses before offsets	1.14%	1.16%	1.19%
Net expenses	1.13%	1.16%	1.18%
Portfolio turnover	150%	161%	244%
Net assets, ending (in thousands)	$336,698	$237,396	$172,470

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009	2008	2007
Net asset value, beginning	$15.06	$15.84	$15.76
Income from investment operations
Net investment income	.25	.54	.54
Net realized and unrealized gain (loss)	(.90)	(.54)	.12
Total from investment operations	(.65)	--	.66
Distributions from
Net investment income	(.24)	(.53)	(.55)
Net realized gain	(.26)	(.25)	(.03)
Total distributions	(.50)	(.78)	(.58)
Total increase (decrease) in net asset value	(1.15)	(.78)	0.08
Net asset value, ending	$13.91	$15.06	$15.84

Total return*	(4.32%)	(.09%)	4.29%
Ratios to average net assets:A
Net investment income	3.45% (a)	3.43%	3.43%
Total expenses	2.11% (a)	2.07%	2.09%
Expenses before offsets	2.11% (a)	2.07%	2.09%
Net expenses	2.09% (a)	2.06%	2.08%
Portfolio turnover	39%	147%	190%
Net assets, ending (in thousands)	$14,395	$17,298	$14,834

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$16.11	$16.27	$16.22
Income from investment operations
Net investment income	.50	.32	.31
Net realized and unrealized gain (loss)	(.05)	.31	.49
Total from investment operations	.45	.63	.80
Distributions from
Net investment income	(.50)	(.33)	(.31)
Net realized gain	(.30)	(.46)	(.44)
Total distributions	(.80)	(.79)	(.75)
Total increase (decrease) in net asset value	(.35)	(.16)	.05
Net asset value, ending	$15.76	$16.11	$16.27

Total return*	2.89%	4.03%	5.11%
Ratios to average net assets:A
Net investment income	3.17%	2.03%	1.93%
Total expenses	2.09%	2.11%	2.09%
Expenses before offsets	2.09%	2.11%	2.09%
Net expenses	2.08%	2.10%	2.08%
Portfolio turnover	150%	161%	244%
Net assets, ending (in thousands)	$17,154	$18,559	$17,605

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$15.06	$15.83	$15.75
Income from investment operations
Net investment income	.25	.56	.56
Net realized and unrealized gain (loss)	(.89)	(.53)	.12
Total from investment operations	(.64)	.03	.68
Distributions from
Net investment income	(.24)	(.55)	(.57)
Net realized gain	(.26)	(.25)	(.03)
Total distributions	(.50)	(.80)	(.60)
Total increase (decrease) in net asset value	(1.14)	(.77)	0.08
Net asset value, ending	$13.92	$15.06	$15.83

Total return*	(4.17%)	.11%	4.41%
Ratios to average net assets:A
Net investment income	3.64% (a)	3.60%	3.61%
Total expenses	1.94% (a)	1.90%	1.92%
Expenses before offsets	1.94% (a)	1.90%	1.92%
Net expenses	1.93% (a)	1.89%	1.91%
Portfolio turnover	39%	147%	190%
Net assets, ending (in thousands)	$52,548	$52,869	$36,202

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$16.09	$16.25	$16.21
Income from investment operations
Net investment income	.51	.34	.31
Net realized and unrealized gain (loss)	(.04)	.30	.48
Total from investment operations	.47	.64	.79
Distributions from
Net investment income	(.51)	(.34)	(.31)
Net realized gain	(.30)	(.46)	(.44)
Total distributions	(.81)	(.80)	(.75)
Total increase (decrease) in net asset value	(.34)	(.16)	.04
Net asset value, ending	$15.75	$16.09	$16.25

Total return*	3.01%	4.09%	5.06%
Ratios to average net assets:A
Net investment income	3.31%	2.13%	1.94%
Total expenses	1.99%	2.04%	2.07%
Expenses before offsets	1.99%	2.04%	2.07%
Net expenses	1.98%	2.03%	2.06%
Portfolio turnover	150%	161%	244%
Net assets, ending (in thousands)	$27,447	$19,276	$13,130

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009	2008	2007
Net asset value, beginning	$15.16	$15.94	$15.85
Income from investment operations
Net investment income	.36	.78	.78
Net realized and unrealized gain (loss)	(.90)	(.54)	.13
Total from investment operations	(.54)	.24	.91
Distributions from
Net investment income	(.35)	(.77)	(.79)
Net realized gain	(.26)	(.25)	(.03)
Total distributions	(.61)	(1.02)	(.82)
Total increase (decrease) in net asset value	(1.15)	(.78)	0.09
Net asset value, ending	$14.01	$15.16	$15.94

Total return*	(3.50%)	1.45%	5.89%
Ratios to average net assets:A
Net investment income	5.02% (a)	4.98%	4.99%
Total expenses	0.54% (a)	0.52%	.53%
Expenses before offsets	0.54% (a)	0.52%	.53%
Net expenses	0.53% (a)	0.51%	.52%
Portfolio turnover	39%	147%	190%
Net assets, ending (in thousands)	$170,010	$208,076	$152,871

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$16.18	$16.33	$16.29
Income from investment operations
Net investment income	.73	.57	.55
Net realized and unrealized gain (loss)	(.04)	.31	.48
Total from investment operations	.69	.88	1.03
Distributions from
Net investment income	(.72)	(.57)	(.55)
Net realized gain	(.30)	(.46)	(.44)
Total distributions	(1.02)	(1.03)	(.99)
Total increase (decrease) in net asset value	(.33)	(.15)	.04
Net asset value, ending	$15.85	$16.18	$16.33

Total return*	4.48%	5.63%	6.62%
Ratios to average net assets:A
Net investment income	4.77%	3.57%	3.41%
Total expenses	.56%	.61%	.61%
Expenses before offsets	.56%	.61%	.61%
Net expenses	.55%	.60%	.60%
Portfolio turnover	150%	161%	244%
Net assets, ending (in thousands)	$74,714	$29,278	$17,324

See notes to financial highlights.

Bond Portfolio
Financial Highlights
Period Ended
March 31,
Class Y Shares	2009#
Net asset value, beginning	$14.33
Income from investment operations
Net investment income	.25
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.21
Distributions from
Net investment income	(.25)
Net realized gain	(.26)
Total distributions	(.51)
Total increase (decrease) in net asset value	(0.30)
Net asset value, ending	$14.03

Total return*	1.48%
Ratios to average net assets:A
Net investment income	4.66% (a)
Total expenses	25.63% (a)
Expenses before offsets	0.93% (a)
Net expenses	0.92% (a)
Portfolio turnover	29%
Net assets, ending (in thousands)	$270

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009 (z)	2008	2007
Net asset value, beginning	$32.92	$41.06	$37.15
Income from investment operations
Net investment income (loss)	.05	(.02)	**
Net realized and unrealized gain (loss)	(9.63)	(5.69)	5.50
Total from investment operations	(9.58)	(5.71)	5.50
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(11.50)	(8.14)	3.91
Net asset value, ending	$21.42	$32.92	$41.06

Total return*	(29.30%)	(14.85%)	15.23%
Ratios to average net assets:A
Net investment income (loss)	.46% (a)	(.05%)	(.01%)
Total expenses	1.33% (a)	1.21%	1.21%
Expenses before offsets	1.33% (a)	1.21%	1.21%
Net expenses	1.33% (a)	1.20%	1.21%
Portfolio turnover	16%	51%	35%
Net assets, ending (in thousands)	$589,637	$834,312	$1,000,992

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006	2005	2004
Net asset value, beginning	$35.38	$31.63	$29.43
Income from investment operations
Net investment income (loss)	(.02)	.03	(.09)
Net realized and unrealized gain (loss)	2.38	3.72	2.29
Total from investment operations	2.36	3.75	2.20
Distributions from
Net realized gain	(.59)	--	--
Total distributions	(.59)	--	--
Total increase (decrease) in net asset value	1.77	3.75	2.20
Net asset value, ending	$37.15	$35.38	$31.63

Total return*	6.74%	11.86%	7.48%
Ratios to average net assets:A
Net investment income (loss)	(.06%)	.08%	(.32%)
Total expenses	1.23%	1.25%	1.25%
Expenses before offsets	1.23%	1.25%	1.25%
Net expenses	1.23%	1.24%	1.24%
Portfolio turnover	35%	31%	17%
Net assets, ending (in thousands)	$907,459	$858,873	$695,472

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009 (z)	2008	2007
Net asset value, beginning	$29.46	$37.29	$34.15
Income from investment operations
Net investment income (loss)	(.05)	(.33)	(.33)
Net realized and unrealized gain (loss)	(8.61)	(5.07)	5.06
Total from investment operations	(8.66)	(5.40)	4.73
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(10.58)	(7.83)	3.14
Net asset value, ending	$18.88	$29.46	$37.29

Total return*	(29.64%)	(15.56%)	14.28%
Ratios to average net assets:A
Net investment income (loss)	(.50%) (a)	(.89%)	(.84%)
Total expenses	2.28% (a)	2.05%	2.04%
Expenses before offsets	2.28% (a)	2.05%	2.04%
Net expenses	2.27% (a)	2.05%	2.04%
Portfolio turnover	16%	51%	35%
Net assets, ending (in thousands)	$37,376	$59,438	$87,476

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006	2005	2004
Net asset value, beginning	$32.84	$29.61	$27.78
Income from investment operations
Net investment income (loss)	(.32)	(.24)	(.33)
Net realized and unrealized gain (loss)	2.22	3.47	2.16
Total from investment operations	1.90	3.23	1.83
Distributions from
Net realized gain	(.59)	--	--
Total distributions	(.59)	--	--
Total increase (decrease) in net asset value	1.31	3.23	1.83
Net asset value, ending	$34.15	$32.84	$29.61

Total return*	5.85%	10.91%	6.59%
Ratios to average net assets:A
Net investment income (loss)	(.90%)	(.77%)	(1.16%)
Total expenses	2.06%	2.09%	2.09%
Expenses before offsets	2.06%	2.09%	2.09%
Net expenses	2.06%	2.09%	2.08%
Portfolio turnover	35%	31%	17%
Net assets, ending (in thousands)	$95,903	$105,189	$86,242

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009 (z)	2008	2007
Net asset value, beginning	$27.32	$34.73	$31.89
Income from investment operations.
Net investment income (loss)	(.03)	(.25)	(.25)
Net realized and unrealized gain (loss)	(7.98)	(4.73)	4.68
Total from investment operations	(8.01)	(4.98)	4.43
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(9.93)	(7.41)	2.84
Net asset value, ending	$17.39	$27.32	$34.73

Total return*	(29.58%)	(15.49%)	14.35%
Ratios to average net assets:A
Net investment income (loss)	(.35%) (a)	(.81%)	(.76%)
Total expenses	2.13% (a)	1.97%	1.96%
Expenses before offsets	2.13% (a)	1.97%	1.96%
Net expenses	2.13% (a)	1.96%	1.96%
Portfolio turnover	16%	51%	35%
Net assets, ending (in thousands)	$64,364	$97,327	$119,917

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006	2005	2004
Net asset value, beginning	$30.68	$27.64	$25.92
Income from investment operations.
Net investment income (loss)	(.26)	(.20)	(.27)
Net realized and unrealized gain (loss)	2.06	3.24	1.99
Total from investment operations	1.80	3.04	1.72
Distributions from
Net realized gain	(.59)	--	--
Total distributions	(.59)	--	--
Total increase (decrease) in net asset value	1.21	3.04	1.72
Net asset value, ending	$31.89	$30.68	$27.64

Total return*	5.93%	11.00%	6.64%
Ratios to average net assets:A
Net investment income (loss)	(.82%)	(.69%)	(1.09%)
Total expenses	1.99%	2.01%	2.03%
Expenses before offsets	1.99%	2.01%	2.03%
Net expenses	1.98%	2.01%	2.03%
Portfolio turnover	35%	31%	17%
Net assets, ending (in thousands)	$109,468	$107,305	$86,514

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009 (z)	2008	2007
Net asset value, beginning	$34.58	$42.79	$38.44
Income from investment operations
Net investment income	.13	.20	.21
Net realized and unrealized gain (loss)	(10.13)	(5.98)	5.73
Total from investment operations	(10.00)	(5.78)	5.94
Distributions from
Net realized gain	(1.92)	(2.43)	(1.59)
Total distributions	(1.92)	(2.43)	(1.59)
Total increase (decrease) in net asset value	(11.92)	(8.21)	4.35
Net asset value, ending	$22.66	$34.58	$42.79

Total return*	(29.10%)	(14.39%)	15.88%
Ratios to average net assets:A
Net investment income	1.08% (a)	.49%	.53%
Total expenses	.72% (a)	.67%	.67%
Expenses before offsets	.72% (a)	.67%	.67%
Net expenses	.71% (a)	.67%	.66%
Portfolio turnover	16%	51%	35%
Net assets, ending (in thousands)	$95,748	$118,423	$170,767

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006	2005	2004
Net asset value, beginning	$36.40	$32.36	$29.94
Income from investment operations
Net investment income	.17	.19	.07
Net realized and unrealized gain (loss)	2.46	3.85	2.35
Total from investment operations	2.63	4.04	2.42
Distributions from
Net realized gain	(.59)	--	--
Total distributions	(.59)	--	--
Total increase (decrease) in net asset value	2.04	4.04	2.42
Net asset value, ending	$38.44	$36.40	$32.36

Total return*	7.30%	12.48%	8.08%
Ratios to average net assets:A
Net investment income	.49%	.63%	.25%
Total expenses	.68%	.68%	.68%
Expenses before offsets	.68%	.68%	.68%
Net expenses	.67%	.68%	.68%
Portfolio turnover	35%	31%	17%
Net assets, ending (in thousands)	$163,685	$133,696	$93,347

See notes to financial highlights.

Equity Portfolio
Financial Highlights
Period Ended
March 31,
Class Y Shares	2009# (z)
Net asset value, beginning	$27.35
Income from investment operations
Net investment income	.11
Net realized and unrealized gain (loss)	(4.08)
Total from investment operations	(3.97)
Distributions from
Net realized gain	(1.92)
Total distributions	(1.92)
Total increase (decrease) in net asset value	(5.89)
Net asset value, ending	$21.46

Total return*	(14.75%)
Ratios to average net assets:A
Net investment income	1.37% (a)
Total expenses	43.84% (a)
Expenses before offsets	.96% (a)
Net expenses	.96% (a)
Portfolio turnover	13%
Net assets, ending (in thousands)	$80

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$14.93	$20.49	$19.75
Income from investment operations
Net investment income (loss)	.08	.15	.13
Net realized and unrealized gain (loss)	(4.92)	(4.52)	1.53
Total from investment operations	(4.84)	(4.37)	1.66
Distributions from
Net investment income	(.18)	(.11)	(.09)
Net realized gain	--	(1.08)	(.83)
Total distributions	(.18)	(1.19)	(.92)
Total increase (decrease) in net asset value	(5.02)	(5.56)	.74
Net asset value, ending	$9.91	$14.93	$20.49

Total return*	(32.50%)	(22.57%)	8.58%
Ratios to average net assets:A
Net investment income (loss)	1.44% (a)	.84%	.66%
Total expenses	1.59% (a)	1.36%	1.33%
Expenses before offsets	1.49% (a)	1.26%	1.23%
Net expenses	1.49% (a)	1.24%	1.20%
Portfolio turnover	58%	46%	56%
Net assets, ending (in thousands)	$28,384	$45,345	$65,209

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2006 (z)	2005	2004
Net asset value, beginning	$18.76	$16.96	$15.17
Income from investment operations
Net investment income (loss)	.10	.12	.03
Net realized and unrealized gain (loss)	1.51	1.75	1.76
Total from investment operations	1.61	1.87	1.79
Distributions from
Net investment income	(.06)	(.07)	--
Net realized gain	(.56)	--	--
Total distributions	(.62)	(.07)	--
Total increase (decrease) in net asset value	.99	1.80	1.79
Net asset value, ending	$19.75	$18.76	$16.96

Total return*	8.79%	11.03%(r)	11.80%
Ratios to average net assets:A
Net investment income (loss)	.56%	.64%	.19%
Total expenses	1.36%	1.38%	1.43%
Expenses before offsets	1.26%	1.28%	1.43%
Net expenses	1.23%	1.27%	1.41%
Portfolio turnover	47%	38%	13%
Net assets, ending (in thousands)	$58,020	$54,618	$55,253

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$13.51	$18.72	$18.20
Income from investment operations
Net investment income (loss)	**	(.04)	(.06)
Net realized and unrealized gain (loss)	(4.45)	(4.09)	1.41
Total from investment operations	(4.45)	(4.13)	1.35
Distributions from
Net realized gain	--	(1.08)	(.83)
Total distributions	--	(1.08)	(.83)
Total increase (decrease) in net asset value	(4.45)	(5.21)	.52
Net asset value, ending	$9.06	$13.51	$18.72

Total return*	(32.94%)	(23.36%)	7.55%
Ratios to average net assets:A
Net investment income (loss)	.10% (a)	(.23%)	(.30%)
Total expenses	2.96% (a)	2.41%	2.29%
Expenses before offsets	2.86% (a)	2.31%	2.19%
Net expenses	2.85% (a)	2.30%	2.16%
Portfolio turnover	58%	46%	56%
Net assets, ending (in thousands)	$2,297	$4,003	$7,257

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006 (z)	2005	2004
Net asset value, beginning	$17.43	$15.84	$14.30
Income from investment operations
Net investment income (loss)	(.07)	(.05)	(.12)
Net realized and unrealized gain (loss)	1.40	1.64	1.66
Total from investment operations	1.33	1.59	1.54
Distributions from
Net realized gain	(.56)	--	--
Total distributions	(.56)	--	--
Total increase (decrease) in net asset value	.77	1.59	1.54
Net asset value, ending	$18.20	$17.43	$15.84

Total return*	7.78%	10.04%(r)	10.77%
Ratios to average net assets:A
Net investment income (loss)	(.38%)	(.31%)	(.75%)
Total expenses	2.30%	2.32%	2.37%
Expenses before offsets	2.20%	2.22%	2.37%
Net expenses	2.17%	2.21%	2.36%
Portfolio turnover	47%	38%	13%
Net assets, ending (in thousands)	$8,156	$9,043	$8,391

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$13.61	$18.82	$18.27
Income from investment operations
Net investment income (loss)	.02	--	(.04)
Net realized and unrealized gain (loss)	(4.48)	(4.13)	1.42
Total from investment operations	(4.46)	(4.13)	1.38
Distributions from
Net realized gain	(.02)	(1.08)	(.83)
Total distributions	(.02)	(1.08)	(.83)
Total increase (decrease) in net asset value	(4.48)	(5.21)	.55
Net asset value, ending	$9.13	$13.61	$18.82

Total return*	(32.76%)	(23.23%)	7.69%
Ratios to average net assets:A
Net investment income (loss)	.47% (a)	(.03%)	(.20%)
Total expenses	2.58% (a)	2.22%	2.19%
Expenses before offsets	2.48% (a)	2.12%	2.09%
Net expenses	2.48% (a)	2.10%	2.06%
Portfolio turnover	58%	46%	56%
Net assets, ending (in thousands)	$4,291	$6,631	$10,089

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006 (z)	2005	2004
Net asset value, beginning	$17.50	$15.90	$14.35
Income from investment operations
Net investment income (loss)	(.06)	(.05)	(.10)
Net realized and unrealized gain (loss)	1.39	1.65	1.65
Total from investment operations	1.33	1.60	1.55
Distributions from
Net realized gain	(.56)	--	--
Total distributions	(.56)	--	--
Total increase (decrease) in net asset value	.77	1.60	1.55
Net asset value, ending	$18.27	$17.50	$15.90

Total return*	7.75%	10.06%(r)	10.80%
Ratios to average net assets:A
Net investment income (loss)	(.33%)	(.29%)	(.72%)
Total expenses	2.25%	2.28%	2.34%
Expenses before offsets	2.15%	2.18%	2.34%
Net expenses	2.12%	2.17%	2.32%
Portfolio turnover	47%	38%	13%
Net assets, ending (in thousands)	$7,846	$7,344	$6,038

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009 (z)	2008 (z)	2007 (z)
Net asset value, beginning	$15.13	$20.67	$19.83
Income from investment operations
Net investment income	.12	.24	.22
Net realized and unrealized gain (loss)	(4.98)	(4.56)	1.55
Total from investment operations	(4.86)	(4.32)	1.77
Distributions from
Net investment income	(.23)	(.14)	(.10)
Net realized gain	--	(1.08)	(.83)
Total distributions	(.23)	(1.22)	(.93)
Total increase (decrease) in net asset value	(5.09)	(5.54)	.84
Net asset value, ending	$10.04	$15.13	$20.67

Total return*	(32.22%)	(22.13%)	9.09%
Ratios to average net assets:A
Net investment income	2.14% (a)	1.36%	1.09%
Total expenses	.98% (a)	.85%	.88%
Expenses before offsets	.81% (a)	.75%	.78%
Net expenses	.81% (a)	.74%	.76%
Portfolio turnover	58%	46%	56%
Net assets, ending (in thousands)	$17,893	$23,364	$24,663

		Periods Ended
	September 30,	September 30,	January 18,	September 30,
Class I Shares	2006(z)	2005(v)	2002(w)	2001
Net asset value, beginning	$18.75	$17.42	$14.84	$20.04
Income from investment operations
Net investment income	.19	.03	.02	.07
Net realized and unrealized gain (loss)	1.50	1.30	1.62	(5.13)
Total from investment operations	1.69	1.33	1.64	(5.06)
Distributions from
Net investment income	(.05)	--	--	(.14)
Net realized gain	(.56)	--	--	--
Total distributions	(.61)	--	--	(.14)
Total increase (decrease) in net asset value	1.08	1.33	1.64	(5.20)
Net asset value, ending	$19.83	$18.75	$16.48	$14.84

Total return*	9.19%	7.63%	11.08%	(25.40%)
Ratios to average net assets:A
Net investment income	.99%	.65% (a)	.53% (a)	.38%
Total expenses	1.20%	2.57% (a)	1,022.38% (a)	1.00%
Expenses before offsets	.84%	.82% (a)	.77% (a)	.82%
Net expenses	.81%	.81% (a)	.75% (a)	.75%
Portfolio turnover	47%	15%	10%	39%
Net assets, ending (in thousands)	$9,464	$1,246	$0	$1

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Amount was less than (0.01) per share.

*** Distribution was less than .01 per share.

# From October 31, 2008 inception.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(w) The last remaining shareholder in Class I redeemed on January 18, 2002.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

Bond Portfolio and Money Market Portfolio

At a meeting held on December 2, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints, if applicable; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for each Portfolio, as applicable, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. For the one-, three- and five-year periods ended June 30, 2008, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the same one-, three- and five-year periods. The Board considered management's discussion of the Portfolio's performance. The Board took into account the relatively small difference in performance rankings among the funds in the Portfolio's peer group. Based upon its review of various factors, the Board concluded that the Portfolio's performance was satisfactory.

Bond Portfolio. For the one-, three- and five-year periods ended June 30, 2008, the Portfolio's performance was above the median of its peer group. The Portfolio outperformed its Lipper index for the same one-, three- and five-year periods. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. The Portfolio's advisory fee and total expenses were above the median of its peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Bond Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Money Market Portfolio, the Trustees also noted the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board took into account that the Bond Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified assets levels as the Portfolio's assets increased. The Board noted that the Bond Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. With respect to the Money Market Portfolio, the Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size. With respect to both Portfolios, the Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of each Portfolio was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of each Portfolio and its shareholders.

Balanced Portfolio, Equity Portfolio and Enhanced Equity Portfolio

At a meeting held on December 2, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved with respect to each Portfolio the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the respective Investment Subadvisory Agreement(s) between the Advisor and the respective Subadvisor(s).

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor; the allocation of each Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Trustees' meetings, discussions and other reports. With respect to the Balanced Portfolio, the Board considered the Advisor's management style and its performance in employing its investment strategies for the fixed-income portion of the Portfolio, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of each Portfolio's Subadvisor(s) and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolios' performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. For the one-, three- and five-year periods ended June 30, 2008, the Portfolio's performance was below the median of its peer group. The Portfolio outperformed its Lipper index for the one-year period ended June 30, 2008 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2008. The Board took into account the steps management had taken to address the Portfolio's underperformance, including replacing one subadvisor in June 2008 and reallocating a portion of the Portfolio's assets to one of the remaining subadvisors. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

Equity Portfolio. For the one- and three-year periods ended June 30, 2008, the Portfolio's performance was above the median of its peer group, and for the five-year period ended June 30, 2008, the Portfolio's performance was below the median of its peer group. The Portfolio outperformed its Lipper Index for the one- and three-year periods ended June 30, 2008 and underperformed its Lipper index for the five-year period ended June 30, 2008. The Board took into account the Portfolio's improved performance. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

Enhanced Equity Portfolio. For the one-, three- and five-year periods ended June 30, 2008, the Portfolio's performance was below the median of its peer universe. The Portfolio underperformed its Lipper index for the same one-, three- and five-year periods. The Board noted the management's discussion of the Portfolio's performance, including certain measures management was considering implementing to address the Portfolio's underperformance. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board also noted the Advisor's current undertaking to maintain expense limitations for Class I, as well as the Advisor's voluntary waiver of a portion of its advisory fee (for all classes) above a certain asset level. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

Equity Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

Enhanced Equity Portfolio. The Portfolio's advisory fee (after taking into account waivers and/or reimbursements) was slightly above the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board also noted the Advisor's current undertaking to maintain expense limitations for Class I, as well as the Advisor's voluntary waiver of a portion of its advisory fee (for all classes). The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Balanced Portfolio, the Board noted that the Advisor had reimbursed expenses of the Fund. With respect to each of Balanced Portfolio and Enhanced Equity Portfolio, the Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares and the Advisor's voluntary waiver of a portion of its advisory fee (for all classes). The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. The Board also noted that the Advisor paid the Subadvisors' subadvisory fees out of the advisory fees it received from the Portfolios. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board took into account that each Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified asset levels as the Portfolio's assets increased. The Board noted that the Balanced Portfolio was currently realizing economies of scale in its advisory fee. With respect to all of the Portfolios, the Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

In evaluating the Investment Subadvisory Agreement(s) with respect to each Portfolio, the disinterested Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Portfolio-by-Portfolio basis, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the performance record of the Portfolio that each Subadvisor subadvised and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement(s); the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio under its respective Investment Subadvisory Agreement(s).

As noted above, the Board considered each Portfolio's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to that Portfolio's peer group or peer universe, as applicable, and noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio, the Board noted that the subadvisory fees under the Investment Subadvisory Agreements were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the corresponding subadvisory fees at arm's length. For each of the above reasons, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor's management of the respective Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fees for certain of the Subadvisors with respect to the Balanced Portfolio contained breakpoints.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor (with respect to the Balanced Portfolio) and Subadvisor are qualified to manage the respective Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor (with respect to the Balanced Portfolio) and the Subadvisor are likely to execute their investment strategies consistently over time; (e) with respect to each of the Balanced Portfolio and Enhanced Equity Portfolio, appropriate action is being taken with respect the Portfolio's performance, and with respect to the Equity Portfolio, the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) each Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio would be in the best interests of the Portfolio and its shareholders.

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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
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Balanced and Asset Allocation Funds
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March 31, 2009

Semi-Annual Report

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Table of Contents

President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
13

Statements of Net Assets
16

Statements of Operations
19

Statements of Changes in Net Assets
20

Notes to Financial Statements
25

Financial Highlights
30

Explanation of Financial Tables
38

Proxy Voting and Availability of Quarterly Portfolio Holdings
40

Basis for Board's Approval of Investment Advisory Contracts
40

Dear Shareholder:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhaned Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President,
Head of Equities
of Calvert Asset Management Company

For the six months ended March 31, 2009, Calvert Conservative Allocation Fund Class A shares (at NAV) returned -12.54%, underperforming its benchmark blend, which returned -7.97%. Calvert Moderate Allocation Fund Class A shares (at NAV) returned -22.37%, lagging the -19.51% return of its blended benchmark, and Calvert Aggressive Allocation Fund Class A shares (at NAV) returned --29.33%, lagging the -27.72% return of its benchmark blend.* In each of the portfolios, the performance of CSIF Bond Portfolio and Calvert World Values International Equity Fund relative to their individual benchmarks hurt overall performance.

Each of Calvert's Asset Allocation Funds is designed to offer a diversified portfolio of Calvert's sustainable and responsible investment funds in a single investment product. We have crafted each of these products to meet the needs of specific types of investors with different levels of risk and return potential.

Investment Environment

Stocks sharply underperformed bonds during the period, as equity markets around the globe suffered sharp losses and investors dealt with a nearly unending drumbeat of bad economic news. The Russell 3000® Index, the Funds' measure of the performance of U.S. stocks, was down 31.12% for the period. Investors in foreign stocks suffered similarly as the Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI) fell 30.84% in U.S. dollars.

Conservative Allocation Fund
March 31, 2009
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	21%
International and Global Equity Mutual Funds	8%
Fixed Income Mutual Funds	71%
Total	100%

Investment Performance (TOTAL RETURN AT NAV*)	6 Months Ended 3/31/09	12 Months Ended 3/31/09
Class A	-12.54%	-17.17%
Class C	-13.15%	-18.37%

Conservative
Allocation Composite
Benchmark**	-7.97%	-15.11%

Lipper Mixed-Asset
Target Allocation
Conservative Funds
Average	-12.08%	-17.51%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Conservative Allocation Composite Benchmark: 60% Barclays Capital U.S. Credit Index, 22% Russell 3000® Index, 8% MSCI EAFE IMI, 10% 3-month U.S. Treasury Bills.

Moderate Allocation Fund
March 31, 2009
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	47%
International and Global
Equity Mutual Funds	17%
Fixed Income Mutual Funds	36%
Total	100%

Investment Performance
	6 Months	12 Months
	Ended	Ended
(TOTAL RETURN AT NAV*)	3/31/09	3/31/09
Class A	-22.37%	-29.65%
Class C	-22.80%	-30.29%
Class I**	-22.20%	-29.32%
Moderate Allocation Composite
Benchmark***	-19.51%	-27.81%
Lipper Mixed-Asset
Target Allocation
Growth Funds	-21.51%	-29.69%

Aggressive Allocation Fund
March 31, 2009
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	64%
International and Global
Equity Mutual Funds	25%
Fixed Income Mutual Funds	11%
Total	100%

Investment Performance
	6 Months	12 Months
	Ended	Ended
(TOTAL RETURN AT NAV*)	3/31/09	3/31/09
Class A	-29.33%	-37.92%
Class C	-29.90%	-38.78%
Class I**	-29.22%	-37.78%
Aggressive Allocation Composite
Benchmark***	-27.72%	-37.04%
Lipper Multi-Cap
Core Funds
Average	-29.68%	-38.05%

The cautious tone we sounded back on September 30, 2008 sounds almost optimistic in retrospect. The issue at the core of the crisis--the breakdown and unwinding of the unsustainable amount of leverage by investors, individuals, and corporations--remains the overarching problem for markets and economies around the globe. Multiple rounds of massive government intervention around the world have aimed to shore up the capital positions of banks and other financial institutions in order to restore lending to individuals and businesses. To date, these programs and policies have met with only limited success as eroding markets and tight credit have further hurt the economy at home and abroad.

During the period, the yield on the benchmark 10-year Treasury note fell more than one percentage point to 2.71%. The rush to safety caused Treasury bill yields to plunge to the lowest levels since World War II, with the three-month T-bill falling to 0.21%.1 Headline inflation slid to a 0.2% pace for February 2009 while core inflation was 1.8%.2 GDP was expected to shrink at a 4.6% pace during the first quarter of 2009.3

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** The Calvert Moderate and Aggressive Allocation Funds first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

*** Calvert Moderate Allocation Composite Benchmark: 30% Barclays Capital U.S. Credit Index, 47% Russell 3000® Index, 18% MSCI EAFE IMI, 5% 3-month U.S. Treasury Bills. Calvert Aggressive Allocation Composite Benchmark: 10% Barclays Capital U.S. Credit Index, 64% Russell 3000® Index, 26% MSCI EAFE IMI.

Conservative Allocation Fund Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-21.13%
Since Inception	-2.25%
(4/29/05)
Class C Shares
One year	-19.19%
Since inception	-2.33%
(4/29/05)

Moderate Allocation Fund Statistics
March 31, 2009
Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	-32.99%
Since Inception	-5.94%
(4/29/05)
Class C Shares
One year	-30.98%
Since inception	-5.61%
(4/29/05)
Class I Shares*
One year	-29.32%
Since inception	-4.63%
(4/29/05)

*See note regarding I shares on page 9.

Aggressive Allocation Fund Statistics
March 31, 2009
Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	-40.87%
Since Inception	-9.71%
(6/30/05)
Class C Shares
One year	-39.39%
Since inception	-9.68%
(6/30/05)
Class I Shares*
One year	-37.78%
Since inception	-8.48%
(6/30/05)

*See note regarding I Shares on page 9.

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

Portfolio Strategy

In each of the Allocation Funds, we have adopted a long-term perspective on setting allocations between stocks and bonds. We believe that the weight accorded to each of these asset classes best defines the overall risk profile of each Fund. With the assistance of Ibbotson Associates, Calvert regularly reviews new market information and makes "fine tuning" adjustments to its key allocations, although we expect the actual fund allocations to stay very close to the allocations in each Fund's benchmark.

In each of the Funds, the allocation to U.S. equities provided good relative performance for the period, while non-U.S. equities underperformed. In Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund, the poor performance of CSIF Bond relative to the Barclays Capital U.S. Credit Index was the main driver of underperformance. In Calvert Aggressive Allocation Fund, the poor performance of Calvert World Values International Equity Fund relative to the MSCI EAFE IMI was the main driver of underperformance.

Equities

Within the equity portfolio of each Fund, we invest in a number of Calvert's sustainable and responsible mutual funds. This allows for a more comprehensive investment program that considers large-, mid-, and small-cap U.S. equity funds as well as international and global funds. When we determine the allocation to each of Calvert's U.S. equity funds, we look at the characteristics of each fund and the characteristics of the Russell 3000 Index and aim for a favorable mix of risk and reward relative to that benchmark.

The Funds' good relative performance in U.S. equity markets was driven by three funds in particular--CSIF Equity Portfolio, Calvert Large Cap Growth Fund, and Calvert Mid Cap Value Fund. Both CSIF Equity and Calvert Large Cap Growth benefited from overweights to the Information Technology sector. In Calvert Mid Cap Value Fund, stock selection was particularly strong in the Financials and Industrials sectors. Modest cash positions provided substantial benefits to both the Calvert Mid Cap Value Fund and CSIF Equity Portfolio. These small cash positions, which were in line with historical norms for the Funds, tempered losses as equities sank during the period.

Weak stock selection caused the underperformance of the Calvert World Values International Equity Fund. While a modest cash position also helped this Fund, stock picks in eight of 10 economic sectors underperformed the benchmark--particularly in Industrials, Financials, and Consumer Discretionary. In the Moderate Allocation Fund and Aggressive Allocation Fund, Calvert Global Alternative Energy also hurt performance as retreating oil prices and the global economic slowdown made investments in alternative energy less attractive.

Fixed Income

CSIF Bond Portfolio is the fixed-income allocation for each of the three Funds. The Portfolio was managed throughout the period with a short duration relative to the passive benchmark, which hurt the Portfolio's performance in a period when interest rates fell significantly. (Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the price change relative to interest rate movements.) While the Portfolio benefited from an underweight to the poor-performing corporate securities sector, exposure to several specific securities and industries hurt returns.

In particular, the Portfolio's return was weighed down by an allocation of about 2.5% to bonds issued by two banks that were nationalized by the Icelandic government in early October. Their valuations fell to almost zero in the fourth quarter of 2008 before rebounding slightly in early 2009. Price markdowns on Tier 1 Capital notes (which are issued by banks to meet regulatory capital requirements) also negatively impacted returns.

Outlook

We expect the credit markets to continue to recover but do not expect a return to the heady times of a few years ago. Since financial institutions must rebuild capital, they are not inclined to flood their balance sheets with new loans. We also believe the federal funds rate, the Federal Reserve's target lending rate, will remain near zero percent, while continued government intervention in the credit markets will remain a signature of this financial crisis. The good news for investors is that we do not expect a protracted period of consumer price deflation as seen earlier this decade in Japan.

Once the unprecedented excesses of multiple bubbles of 2007-2008 are flushed out, we believe that a healthy foundation will emerge from which markets can recover. Most market participants are now aware of the depth of the recession and its global nature. As negative economic and earnings news continues to unfold throughout the year, we expect that extreme market pessimism will create some of the most attractive investment opportunities on record for investors with long-term objectives. In the short term, however, sharp pull-backs followed by short-covering and window-dressing rallies are likely to continue.

April 2009

1 All interest rates data source: Federal Reserve.

2 Source: Bureau of Labor Statistics consumer price indexes.

3 Source: Wall Street Journal Economic Forecasting Survey, March 2009.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Conservative	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$874.60	$2.06
Hypothetical	$1,000.00	$1,022.74	$2.22
(5% return per year before expenses)
Class C
Actual	$1,000.00	$868.50	$9.08
Hypothetical	$1,000.00	$1,015.21	$9.79
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 1.95% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Moderate	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$776.30	$3.54
Hypothetical	$1,000.00	$1,020.94	$4.03
(5% return per year before expenses)
Class C
Actual	$1,000.00	$772.00	$7.26
Hypothetical	$1,000.00	$1,016.74	$8.26
(5% return per year before expenses)

Moderate	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class I
Actual	$1,000.00	$778.00	$1.02
Hypothetical	$1,000.00	$1,023.78	$1.16
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.80%, 1.64% and 0.23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Aggressive	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$706.70	$1.83
Hypothetical	$1,000.00	$1,022.79	$2.17
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$701.80	$8.45
Hypothetical	$1,000.00	$1,014.99	$10.01
(5% return per year before expenses)
Class I
Actual	$1,000.00	$707.80	$0.98
Hypothetical	$1,000.00	$1,023.78	$1.16
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43%, 1.99% and 0.23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Conservative Allocation Fund
Statement of Net Assets
March 31, 2009

Mutual Funds - 99.9%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I	33,201	$628,161
Calvert Mid Cap Value Fund, Class I*	39,012	436,541
Calvert Small Cap Value Fund, Class I*	19,346	210,485
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	116,854	826,159
Calvert Social Investment Fund:
Bond Portfolio, Class I	1,094,513	15,334,126
Enhanced Equity Portfolio, Class I	161,668	1,623,146
Equity Portfolio, Class I*	27,628	626,052
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	12,732	212,116
International Equity Fund, Class I	158,199	1,596,231

Total Mutual Funds (Cost $26,456,572)		21,493,017

TOTAL INVESTMENTS (Cost $26,456,572) - 99.9%		21,493,017
Other assets and liabilities, net - 0.1%		28,373
Net Assets - 100%		$21,521,390

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,417,713 shares outstanding		$21,747,204
Class C: 348,680 shares outstanding		5,296,272
Undistributed net investment income		2,508
Accumulated net realized gain (loss) on investments		(561,039)
Net unrealized appreciation (depreciation) on investments		(4,963,555)
Net Assets		$21,521,390

Net Asset Value Per Share
Class A (based on net assets of $17,287,407)		$12.19
Class C (based on net assets of $4,233,983)		$12.14

* Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
March 31, 2009

Mutual Funds - 100.0%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I *	208,474	$1,540,623
Calvert Large Cap Growth Fund, Class I	343,633	6,501,537
Calvert Mid Cap Value Fund, Class I *	202,707	2,268,297
Calvert Small Cap Value Fund, Class I *	203,085	2,209,564
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	402,015	2,842,246
Calvert Social Investment Fund:
Bond Portfolio, Class I	1,866,132	26,144,511
Enhanced Equity Portfolio, Class I	972,115	9,760,033
Equity Portfolio, Class I *	315,602	7,151,533
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I *	44,112	734,908
Calvert International Opportunities Fund, Class I	187,451	1,420,878
International Equity Fund, Class I	952,413	9,609,847
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	211,161	2,136,951

Total Mutual Funds (Cost $107,532,661)		72,320,928

TOTAL INVESTMENTS (Cost $107,532,661) - 100.0%		72,320,928
Other assets and liabilities, net - 0.0%		(15,510)
Net Assets - 100%		$72,305,418

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,330,617 shares outstanding		$88,781,191
Class C: 1,221,812 shares outstanding		19,989,534
Class I: 68,058 shares outstanding		1,043,063
Undistributed net investment income		5,840
Accumulated net realized gain (loss) on investments		(2,302,477)
Net unrealized appreciation (depreciation) on investments		(35,211,733)
Net Assets		$72,305,418

Net Asset Value Per Share
Class A (based on net assets of $58,309,042)		$10.94
Class C (based on net assets of $13,249,675)		$10.84
Class I (based on net assets of $746,701)		$10.97

* Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
March 31, 2009
Mutual Funds - 99.9%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	164,046	$1,212,296
Calvert Large Cap Growth Fund, Class I	221,509	4,190,958
Calvert Mid Cap Value Fund, Class I*	142,135	1,590,492
Calvert Small Cap Value Fund, Class I*	214,361	2,332,250
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	212,148	1,499,887
Calvert Social Investment Fund:
Bond Portfolio, Class I	280,687	3,932,429
Enhanced Equity Portfolio, Class I	640,780	6,433,432
Equity Portfolio, Class I*	233,079	5,281,564
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	34,773	579,321
Calvert International Opportunities Fund, Class I	148,162	1,123,064
International Equity Fund, Class I	717,390	7,238,468
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	222,980	2,256,554

Total Mutual Funds (Cost $64,092,904)		37,670,715

TOTAL INVESTMENTS (Cost $64,092,904) - 99.9%		37,670,715
Other assets and liabilities, net - 0.1%		20,302
Net Assets - 100%		$37,691,017

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,353,827 shares outstanding		$55,981,612
Class C: 567,359 shares outstanding		8,953,076
Class I: 63.26 shares outstanding		1,036
Undistributed net investment income		113,906
Accumulated net realized gain (loss) on investments		(936,424)
Net unrealized appreciation (depreciation) on investments		(26,422,189)
Net Assets		$37,691,017

Net Asset Value Per Share
Class A (based on net assets of $32,399,921)		$9.66
Class C (based on net assets of $5,290,484)		$9.32
Class I (based on net assets of $612)		$9.67

* Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2009
	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
Net Investment Income	Fund	Fund	Fund
Investment Income:
Dividend income	$586,320	$1,626,098	$679,312
Total investment income	586,320	1,626,098	679,312

Expenses:
Transfer agency fees and expenses	29,855	101,455	86,099
Administrative fees	15,573	55,773	28,986
Distribution Plan expenses:
Class A	20,970	75,096	41,729
Class C	19,938	67,578	26,325
Trustees' fees and expenses	2,269	7,806	4,007
Registration fees	11,490	20,699	19,751
Reports to shareholders	3,176	18,698	13,970
Professional fees	10,193	13,358	11,325
Accounting fees	16,806	19,796	20,650
Contract services	565	2,248	1,215
Miscellaneous	895	1,471	1,476
Total expenses	131,730	383,978	255,533
Reimbursement from Advisor:
Class A	(55,966)	(22,488)	(120,833)
Class C	--	--	(1,564)
Class I	--	(9,228)	(8,903)
Net expenses	75,764	352,262	124,233

Net Investment Income	510,556	1,273,836	555,079

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(466,751)	(2,111,658)	(863,604)
Change in unrealized appreciation or (depreciation)	(2,879,923)	(19,917,291)	(14,662,249)

Net Realized and Unrealized
Gain (Loss) on Investments	(3,346,674)	(22,028,949)	(15,525,853)

Increase (Decrease) in Net Assets
Resulting From Operations	($2,836,118)	($20,755,113)	($14,970,774)

See notes to financial statements.

Conservative Allocation Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$510,556	$716,908
Net realized gain (loss) on investments	(466,751)	273,153
Change in unrealized appreciation (depreciation)	(2,879,923)	(2,597,286)

Increase (Decrease) in Net Assets
Resulting From Operations	(2,836,118)	(1,607,225)

Distributions to shareholders from:
Net investment income:
Class A Shares	(435,888)	(609,799)
Class C Shares	(74,574)	(105,854)
Net realized gain:
Class A Shares	(238,077)	(183,846)
Class C Shares	(57,126)	(52,413)
Total distributions	(805,665)	(951,912)

Capital share transactions:
Shares sold:
Class A Shares	5,273,265	9,674,613
Class C Shares	1,120,035	2,235,025
Reinvestment of distributions:
Class A Shares	622,363	732,499
Class C Shares	110,701	131,603
Redemption fees:
Class A Shares	875	599
Class C Shares	6	69
Shares redeemed:
Class A Shares	(3,229,423)	(3,097,182)
Class C Shares	(693,667)	(1,460,086)
Total capital share transactions	3,204,155	8,217,140

Total Increase (Decrease) in Net Assets	(437,628)	5,658,003

Net Assets
Beginning of period	21,959,018	16,301,015
End of period (including undistributed net investment
income of $2,508 and $2,414, respectively)	$21,521,390	$21,959,018

Capital Share Activity
Shares sold:
Class A Shares	416,243	613,613
Class C Shares	88,820	142,512
Reinvestment of distributions:
Class A Shares	49,838	46,632
Class C Shares	8,894	8,330
Shares redeemed:
Class A Shares	(257,463)	(196,613)
Class C Shares	(54,022)	(91,875)
Total capital share activity	252,310	522,599

See notes to financial statements.

Moderate Allocation Fund
Statements of Changes in Net Assets
	Six Months Ended,	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,273,836	$1,888,436
Net realized gain (loss) on investments	(2,111,658)	2,379,722
Change in unrealized appreciation (depreciation)	(19,917,291)	(20,871,165)

Increase (Decrease) in Net Assets
Resulting From Operations	(20,755,113)	(16,603,007)

Distributions to shareholders from:
Net investment income:
Class A Shares	(1,075,434)	(1,641,413)
Class C Shares	(183,064)	(246,341)
Class I Shares	(15,994)	(1,244)
Net realized gain:
Class A Shares	(1,932,032)	(1,254,355)
Class C Shares	(440,214)	(298,228)
Class I Shares	(24,825)	--
Total distributions	(3,671,563)	(3,441,581)

Capital share transactions:
Shares sold:
Class A Shares	9,010,207	27,897,561
Class C Shares	1,780,450	6,743,705
Class I Shares	--	1,001,000
Reinvestment of distributions:
Class A Shares	2,838,416	2,747,821
Class C Shares	519,830	419,670
Class I Shares	40,819	1,244
Redemption fees:
Class A Shares	192	341
Class C Shares	5	456
Shares redeemed:
Class A Shares	(8,783,792)	(11,125,519)
Class C Shares	(1,440,258)	(4,185,538)
Total capital share transactions	3,965,869	23,500,741

Total Increase (Decrease) in Net Assets	(20,460,807)	3,456,153

Net Assets
Beginning of period	92,766,225	89,310,072
End of period (including undistributed net investment
income of $5,840 and $6,496, respectively)	$72,305,418	$92,766,225

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	777,385	1,649,775
Class C Shares	154,285	401,490
Class I Shares	--	64,410
Reinvestment of distributions:
Class A Shares	248,834	157,466
Class C Shares	45,964	23,845
Class I Shares	3,567	81
Shares redeemed:
Class A Shares	(750,141)	(672,281)
Class C Shares	(122,232)	(248,694)
Total capital share activity	357,662	1,376,092

See notes to financial statements.

Aggressive Allocation Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$555,079	$587,159
Net realized gain (loss) on investments	(863,604)	1,743,940
Change in unrealized appreciation (depreciation)	(14,662,249)	(15,381,173)

Increase (Decrease) in Net Assets
Resulting From Operations	(14,970,774)	(13,050,074)

Distributions to shareholders from:
Net investment income:
Class A Shares	(399,483)	(536,473)
Class C Shares	(41,681)	(63,184)
Class I Shares	(9)	--
Net realized gain:
Class A Shares	(1,391,005)	(870,922)
Class C Shares	(224,716)	(143,781)
Class I Shares	(27)	--
Total distributions	(2,056,921)	(1,614,360)

Capital share transactions:
Shares sold:
Class A Shares	5,002,678	17,056,145
Class C Shares	1,367,664	2,995,112
Class I Shares	--	1,000
Reinvestment of distributions:
Class A Shares	1,719,545	1,350,953
Class C Shares	226,518	165,957
Class I Shares	36	--
Redemption fees:
Class A Shares	95	3,616
Class C Shares	315	--
Shares redeemed:
Class A Shares	(3,234,691)	(6,150,630)
Class C Shares	(706,002)	(2,024,141)
Total capital share transactions	4,376,158	13,398,012

Total Increase (Decrease) in Net Assets	(12,651,537)	(1,266,422)

Net Assets
Beginning of period	50,342,554	51,608,976
End of period (including undistributed net
investment income of $113,906 and $0, respectively)	$37,691,017	$50,342,554

See notes to financial statements.
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	473,193	991,901
Class C Shares	134,682	178,479
Class I Shares	--	60
Reinvestment of distributions:
Class A Share	169,358	73,393
Class C Shares	23,081	9,189
Class I Shares	3	--
Shares redeemed:
Class A Shares	(308,939)	(361,195)
Class C Shares	(69,003)	(117,269)
Total capital share activity	422,375	774,558

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Effective January 31, 2008, Moderate and Aggressive began to offer Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Funds will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

Effective October 1, 2008, the Funds adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds' investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Funds' most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of March 31, 2009:

Conservative Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$21,493,017
Level 2 -- Other Significant Observable Inputs	--
Level 3 -- Significant Unobservable Inputs	--
Total	$21,493,017

Moderate Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$72,320,928
Level 2 -- Other Significant Observable Inputs	--
Level 3 -- Significant Unobservable Inputs	--
Total	$72,320,928

Aggressive Valuation Inputs	Investments in Securities
Level 1 -- Quoted Prices	$37,670,715
Level 2 -- Other Significant Observable Inputs	--
Level 3 -- Significant Unobservable Inputs	--
Total	$37,670,715

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Funds are subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At period end, $8,771 and $29,041 was payable to the Advisor from Conservative and Moderate, respectively, for operating expenses paid by the Advisor during March 2009. In addition, $446 was receivable from the Advisor for reimbursement of operating expenses paid by Aggressive during March 2009.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2010. The contractual expense cap is 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. The contractual expense cap is .23% for Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A, Class C and Class I of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $2,673, $8,865, and $4,553 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds' average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $7,065, $22,721, and $10,779 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $9,817, $28,344, and $25,419 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $4,201, $22,576 and $19,036 for the six months ended March 31, 2009 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $777, $3,909 and $3,274 was payable at period end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$6,574,652	$16,576,643	$7,308,436
Sales	3,548,991	14,536,921	4,013,318

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at March 31, 2009:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments	$27,183,367	$109,977,954	$65,222,675
Unrealized appreciation	--	--	--
Unrealized depreciation	(5,690,350)	(37,657,026)	(27,551,960)
Net appreciation/(depreciation)	(5,690,350)	(37,657,026)	(27,551,960)

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2009.

Conservative Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.52	$16.45	$15.81
Income from investment operations
Net investment income	.33	.62	.55
Net realized and unrealized gain (loss)	(2.14)	(1.70)	.74
Total from investment operations	(1.81)	(1.08)	1.29
Distributions from
Net investment income	(.33)	(.62)	(.55)
Net realized gain	(.19)	(.23)	(.10)
Total distributions	(.52)	(.85)	(.65)
Total increase (decrease) in net asset value	(2.33)	(1.93)	.64
Net asset value, ending	$12.19	$14.52	$16.45

Total return*	(12.54%)	(6.90%)	8.27%
Ratios to average net assets: A,B
Net investment income	5.20% (a)	3.92%	3.55%
Total expenses	1.11% (a)	1.07%	1.35%
Expenses before offsets	.44% (a)	.44%	.44%
Net expenses	.44% (a)	.44%	.44%
Portfolio turnover	17%	13%	11%
Net assets, ending (in thousands)	$17,287	$17,551	$12,265

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 #
Net asset value, beginning	$15.42	$15.00
Income from investment operations
Net investment income	.42	.08
Net realized and unrealized gain (loss)	.40	.42
Total from investment operations	.82	.50
Distributions from
Net investment income	(.42)	(.08)
Net realized gain	(.01)	--
Total distributions	(.43)	(.08)
Total increase (decrease) in net asset value	.39	.42
Net asset value, ending	$15.81	$15.42

Total return*	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	2.91%	1.69% (a)
Total expenses	2.62%	9.04% (a)
Expenses before offsets	.87%	1.00% (a)
Net expenses	.87%	1.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$6,258	$1,968

See notes to financial highlights.

Conservative Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.45	$16.40	$15.77
Income from investment operations
Net investment income	.23	.41	.31
Net realized and unrealized gain (loss)	(2.12)	(1.72)	.73
Total from investment operations	(1.89)	(1.31)	1.04
Distributions from
Net investment income	(.23)	(.41)	(.31)
Net realized gain	(.19)	(.23)	(.10)
Total distributions	(.42)	(.64)	(.41)
Total increase (decrease) in net asset value	(2.31)	(1.95)	.63
Net asset value, ending	$12.14	$14.45	$16.40

Total return*	(13.15%)	(8.28%)	6.67%
Ratios to average net assets: A,B
Net investment income	3.74% (a)	2.54%	1.99%
Total expenses	1.95% (a)	1.85%	2.09%
Expenses before offsets	1.95% (a)	1.85%	2.00%
Net expenses	1.95% (a)	1.85%	2.00%
Portfolio turnover	17%	13%	11%
Net assets, ending (in thousands)	$4,234	$4,408	$4,036

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.40	$15.00
Income from investment operations
Net investment income	.28	.03
Net realized and unrealized gain (loss)	.38	.40
Total from investment operations	.66	.43
Distributions from
Net investment income	(.28)	(.03)
Net realized gain	(.01)	--
Total distributions	(.29)	(.03)
Total increase (decrease) in net asset value	.37	.40
Net asset value, ending	$15.77	$15.40

Total return*	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	1.87%	.61% (a)
Total expenses	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$2,314	$998

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.83	$18.30	$16.81
Income from investment operations
Net investment income	.20	.37	.32
Net realized and unrealized gain (loss)	(3.50)	(3.17)	1.59
Total from investment operations	(3.30)	(2.80)	1.91
Distributions from
Net investment income	(.21)	(.37)	(.32)
Net realized gain	(.38)	(.30)	(.10)
Total distributions	(.59)	(.67)	(.42)
Total increase (decrease) in net asset value	(3.89)	(3.47)	1.49
Net asset value, ending	$10.94	$14.83	$18.30

Total return*	(22.37%)	(15.82%)	11.46%
Ratios to average net assets: A,B
Net investment income	3.58% (a)	2.12%	1.71%
Total expenses	.87% (a)	.71%	.75%
Expenses before offsets	.80% (a)	.71%	.75%
Net expenses	.80% (a)	.71%	.75%
Portfolio turnover	19%	5%	3%
Net assets, ending (in thousands)	$58,309	$74,972	$71,746

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005#
Net asset value, beginning	$15.88	$15.00
Income from investment operations
Net investment income	.18	.02
Net realized and unrealized gain (loss)	.92	.87
Total from investment operations	1.10	.89
Distributions from
Net investment income	(.17)	(.01)
Net realized gain	**	--
Total distributions	(.17)	(.01)
Total increase (decrease) in net asset value	.93	.88
Net asset value, ending	$16.81	$15.88

Total return*	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.08%	.43% (a)
Total expenses	1.12%	3.99% (a)
Expenses before offsets	.95%	1.00% (a)
Net expenses	.95%	1.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$33,279	$7,628

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.72	$18.16	$16.69
Income from investment operations
Net investment income	.16	.24	.20
Net realized and unrealized gain (loss)	(3.50)	(3.14)	1.56
Total from investment operations	(3.34)	(2.90)	1.76
Distributions from
Net investment income	(.16)	(.24)	(.19)
Net realized gain	(.38)	(.30)	(.10)
Total distributions	(.54)	(.54)	(.29)
Total increase (decrease) in net asset value	(3.88)	(3.44)	1.47
Net asset value, ending	$10.84	$14.72	$18.16

Total return*	(22.80%)	(16.43%)	10.62%
Ratios to average net assets: A,B
Net investment income	2.71% (a)	1.38%	.97%
Total expenses	1.64% (a)	1.48%	1.50%
Expenses before offsets	1.64% (a)	1.48%	1.50%
Net expenses	1.64% (a)	1.48%	1.50%
Portfolio turnover	19%	5%	3%
Net assets, ending (in thousands)	$13,250	$16,835	$17,564

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.80	$15.00
Income from investment operations
Net investment income	.05	(.02)
Net realized and unrealized gain (loss)	.91	.82
Total from investment operations	.96	.80
Distributions from
Net investment income	(.07)	--
Net realized gain	**	--
Total distributions	(.07)	--
Total increase (decrease) in net asset value	.89	.80
Net asset value, ending	$16.69	$15.80

Total return*	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	.07%	(.62%) (a)
Total expenses	1.95%	5.22% (a)
Expenses before offsets	1.94%	2.00% (a)
Net expenses	1.94%	2.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$8,508	$2,200

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class I Shares	2009	2008 ###
Net asset value, beginning	$14.88	$16.73
Income from investment operations
Net investment income	.24	.13
Net realized and unrealized gain (loss)	(3.53)	(1.85)
Total from investment operations	(3.29)	(1.72)
Distributions from
Net investment income	(.24)	(.13)
Net realized gain	(.38)	--
Total distributions	(.62)	(.13)
Total increase (decrease) in net asset value	(3.91)	(1.85)
Net asset value, ending	$10.97	$14.88

Total return*	(22.20%)	(10.34%)
Ratios to average net assets: A,B
Net investment income	4.15% (a)	2.04% (a)
Total expenses	2.62% (a)	20.84% (a)
Expenses before offsets	.23% (a)	.23% (a)
Net expenses	.23% (a)	.23% (a)
Portfolio turnover	19%	4%
Net assets, ending (in thousands)	$747	$960

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2009	2008	2007
Net asset value, beginning	$14.45	$19.00	$16.91
Income from investment operations
Net investment income	.15	.23	.22
Net realized and unrealized gain (loss)	(4.37)	(4.21)	2.16
Total from investment operations	(4.22)	(3.98)	2.38
Distributions from
Net investment income	(.12)	(.21)	(.21)
Net realized gain	(.45)	(.36)	(.08)
Total distributions	(.57)	(.57)	(.29)
Total increase (decrease) in net asset value	(4.79)	(4.55)	2.09
Net asset value, ending	$9.66	$14.45	$19.00

Total return*	(29.33%)	(21.59%)	14.18%
Ratios to average net assets: A,B
Net investment income	3.09% (a)	1.27%	.96%
Total expenses	1.15% (a)	.87%	.98%
Expenses before offsets	.43% (a)	.43%	.43%
Net expenses	.43% (a)	.43%	.43%
Portfolio turnover	10%	4%	2%
Net assets, ending (in thousands)	$32,400	$43,632	$44,004

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005##
Net asset value, beginning	$15.62	$15.00
Income from investment operations
Net investment income	.03	(.01)
Net realized and unrealized gain (loss)	1.31	.63
Total from investment operations	1.34	.62
Distributions from
Net investment income	(.05)	--
Net realized gain	--	--
Total distributions	(.05)	--
Total increase (decrease) in net asset value	1.29	.62
Net asset value, ending	$16.91	$15.62

Total return*	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	(.11%)	(.59%) (a)
Total expenses	2.08%	15.10% (a)
Expenses before offsets	.83%	1.00% (a)
Net expenses	.83%	1.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$15,170	$1,380

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2009	2008	2007
Net asset value, beginning	$14.02	$18.63	$16.74
Income from investment operations
Net investment income	.07	.02	**
Net realized and unrealized gain (loss)	(4.24)	(4.12)	2.09
Total from investment operations	(4.17)	(4.10)	2.09
Distributions from
Net investment income	(.08)	(.15)	(.12)
Net realized gain	(.45)	(.36)	(.08)
Total distributions	(.53)	(.51)	(.20)
Total increase (decrease) in net asset value	(4.70)	(4.61)	1.89
Net asset value, ending	$9.32	$14.02	$18.63

Total return*	(29.90%)	(22.62%)	12.56%
Ratios to average net assets: A,B
Net investment income	1.50% (a)	(.01%)	(.32%)
Total expenses	2.05% (a)	1.72%	1.77%
Expenses before offsets	1.99% (a)	1.72%	1.77%
Net expenses	1.99% (a)	1.72%	1.77%
Portfolio turnover	10%	4%	2%
Net assets, ending (in thousands)	$5,290	$6,709	$7,605

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##
Net asset value, beginning	$15.59	$15.00
Income from investment operations
Net investment income	(.11)	(.05)
Net realized and unrealized gain (loss)	1.27	.64
Total from investment operations	1.16	.59
Distributions from
Net investment income	(.01)	--
Net realized gain	--	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.15	.59
Net asset value, ending	$16.74	$15.59

Total return*	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(1.24%)	(1.63%) (a)
Total expenses	3.04%	13.06% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$3,240	$832

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class I Shares	2009	2008 ###
Net asset value, beginning	$14.46	$16.73
Income from investment operations
Net investment income	.17	.03
Net realized and unrealized gain (loss)	(4.37)	(2.30)
Total from investment operations	(4.20)	(2.27)
Distributions from
Net investment income	(.14)	--
Net realized gain	(.45)	--
Total distributions	(.59)	--
Total increase (decrease) in net asset value	(4.79)	(2.27)
Net asset value, ending	$9.67	$14.46

Total return*	(29.22%)	(13.57%)
Ratios to average net assets: A,B
Net investment income	3.30% (a)	.30% (a)
Total expenses	2,770.83% (a)	1,924.45% (a)
Expenses before offsets	.23% (a)	.23% (a)
Net expenses	.23% (a)	.23% (a)
Portfolio turnover	10%	2%
Net assets, ending (in thousands)	$1	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From April 29, 2005 inception.

## From June 30, 2005 inception.

### From January 31, 2008 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 2, 2008, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Social Investment Fund and the Advisor with respect to each Fund.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Trustees reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; comparative performance and fee information for each Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, derived by the Advisor from its relationship with each Fund; the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance with the underlying Calvert funds in which the Funds invested and its experience with the Subadvisors of those underlying funds as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering each Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. With respect to the underlying Calvert funds in which the Funds invested, the Board also noted that it reviewed on a quarterly basis detailed information about each underlying Calvert fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Conservative Allocation Fund. For the one- and three-year periods ended June 30, 2008, the Fund's performance was above the median of its peer group. The Fund underperformed its Lipper index for the same one- and three-year periods. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Moderate Allocation Fund. For the one- and three-year periods ended June 30, 2008, the Fund's performance was above the median of its peer group. The Fund outperformed its Lipper index for the one-year period ended June 30, 2008 and underperformed its Lipper index for the three-year period ended June 30, 2008. The Board took into account management's discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Aggressive Allocation Fund. For the one- and three-year periods ended June 30, 2008, the Fund's performance was below the median of its peer group. The Fund outperformed its Lipper index for the one-year period ended June 30, 2008 and underperformed its Lipper index for the three-year period ended June 30, 2008. The Board took into account management's discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor's continued monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund's performance.

In considering the Funds' fees and expenses, the Board noted that none of the Funds paid an advisory fee directly to the Advisor for performing advisory services but that each Fund incurred a proportional share of the expenses of the underlying Calvert funds in which it invested, including the advisory expenses of those underlying funds. The Board also noted that each Fund paid an independent third party a consulting fee to provide guidance to the Advisor on the allocation strategy for the Fund. The Board compared each Fund's total expense ratio with various comparative data for the funds in its peer group. This data, and the considerations of the Board with respect the Funds' fees and expenses, included the following:

Conservative Allocation Fund. The Fund's total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses.

Moderate Allocation Fund. The Fund's total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses.

Aggressive Allocation Fund. The Fund's total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses.

The Board reviewed the Advisor's profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the Funds to the Advisor, the Board noted that none of the Funds paid an advisory fee to the Advisor but that the Advisor received advisory fees as advisor to the underlying Calvert funds in which the Funds invested. The Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board also considered whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds. The Board also noted that the Advisor had reimbursed expenses of the Funds. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board noted that none of the Funds paid an advisory fee to the Advisor. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. However, the Board noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to each of the Conservative Allocation Fund and Moderate Allocation Fund, the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices, and with respect to the Aggressive Allocation Fund, appropriate action is being taken with respect to the Fund's performance; and (d) the Advisor is likely to execute its investment strategies consistently over time. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the best interests of each Fund and its shareholders.

Calvert Asset Allocation Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer
Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date: May 28, 2009

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer
Date: May 28, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: May 28, 2009